SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Under Rule 14a-12

                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.

                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /   No fee required

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
      (1) Title of each class of securities to which transaction applies: common stock, $0.01 par value

      (2)   Aggregate number of securities to which transaction applies:
            6,721,913

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            $0.75 - Arms length negotiated price

      (4)   Proposed maximum aggregate value of transaction: $5,041,434.75

      (5)   Total fee paid: $1,008.30

/X/   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

(Accufacts Letterhead)


April 24, 2006

To Our Stockholders,

You are cordially invited to attend the special meeting of Stockholders of Accufacts Pre-Employment Screening, Inc. ("Accufacts" or the "Company") to be held at 11:00 a.m. Eastern Daylight Time, on Wednesday, May 31, 2006, at the offices of the Company located at 2180 State Road 434, Longwood, Florida.

At the special meeting, you will be asked to consider and vote upon an Agreement and Plan of Merger, dated as of February 16, 2006, among Accufacts, First Advantage Corporation ("FAC") and Accufacts Acquisition LLC, a wholly-owned subsidiary of FAC. Pursuant to the merger agreement, (i) the subsidiary of FAC will be merged with and into Accufacts, and Accufacts will become a wholly-owned subsidiary of FAC, and (ii) each holder of the outstanding shares of Accufacts common stock will receive in cash $0.75 per share. As a result of the merger, Accufacts will become a wholly-owned subsidiary of FAC.

Before we can complete this transaction, Accufacts stockholders must adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement. The affirmative vote of stockholders entitled to exercise a majority of the voting power of Accufacts is required to adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement.

This document describes the merger agreement and the proposal we are asking you to approve. WE URGE YOU TO READ AND CONSIDER CAREFULLY THE INFORMATION PRESENTED.

Because I am the controlling shareholder of Accufacts, our board of directors formed an independent special committee to evaluate the proposed transaction. The special committee unanimously determined that the merger is fair to and in the best interests of the company and its shareholders and unanimously recommended that the full board of directors adopt the merger agreement, approve the merger and other transactions contemplated by the merger agreement and recommend that the stockholders approve the proposal.

All members of Accufacts' board of directors (other than myself), acting on the unanimous recommendation of a special committee, believe that the agreement, the merger, and the other transactions contemplated by the merger agreement are fair to and in your best interest and unanimously recommend that you vote FOR the adoption of the merger agreement and approval of the merger and the transactions contemplated by the merger agreement.

This proxy statement provides you with detailed information about the merger agreement and the proposed merger. You may also obtain information about Accufacts from documents filed with the Securities and Exchange Commission. We encourage you to read this entire document, including the appendices, completely and carefully.

Whether or not you plan to attend this special meeting, please complete, sign, date and return the proxy promptly in the enclosed envelope. If you attend this special meeting, you may vote your shares in person even if you have previously submitted a proxy. EVERY VOTE IS IMPORTANT. I look forward to your participation at the special meeting.

Sincerely yours,
ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.

/s/ PHILIP LUIZZO
-----------------
Philip Luizzo
Chairman, Chief Executive Officer and President

This proxy statement is dated April 24, 2006 and is being first mailed to the stockholders of Accufacts on or about April 26, 2006.

                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.
                         2180 STATE ROAD 434, SUITE 4150
                               LONGWOOD, FL 32779

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Accufacts Pre-Employment Screening, Inc. will hold a special meeting of stockholders of Accufacts Pre-Employment Screening, Inc. at 11:00 a.m. Eastern Daylight Time, on Wednesday, May 31, 2006, at the offices of the Company located at 2180 State Road 434, Longwood, Florida for the following purpose:

      1. To consider and vote upon a proposal to adopt an Agreement and Plan of Merger, dated as of February 16, 2006, among Accufacts, First Advantage Corporation and Accufacts Acquisition, LLC, a wholly-owned subsidiary of First Advantage Corporation and approve the merger of Accufacts Acquisition, LLC with and into Accufacts Pre-Employment Screening, Inc. and the other transactions contemplated by the merger agreement. On the completion of the merger, Accufacts will become a wholly-owned subsidiary of First Advantage Corporation, each share of Accufacts common stock will be cancelled, and each holder of the outstanding shares of Accufacts common stock will receive in cash $0.75 per share.

      2. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

A copy of the merger agreement is attached as Appendix A to the proxy statement accompanying this notice. Please review the proxy statement accompanying this notice for more complete information regarding the proposal.

All stockholders are cordially invited to attend the meeting, although only those stockholders who were stockholders of record at the close of business on April 21, 2006 will be entitled to notice of, and to vote at the meeting or any adjournment thereof. If a stockholder does not return a signed proxy card or does not attend the special meeting and vote in person, his or her shares will not be voted. Stockholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a stockholder returns a signed proxy card but does not mark the boxes, the shares represented by the proxy card will be voted as recommended by the board of directors. Accufacts' board of directors solicits proxies so each stockholder has the opportunity to vote on the proposals to be considered at the special meeting.

After careful consideration, a special committee and your board of directors has determined that the merger is fair to, and in the best interest of, Accufacts and its stockholders. All members of the special committee adopted the merger agreement and approved the merger and other transactions contemplated by the merger agreement. All members of Accufacts' board of directors voting on the proposal have adopted the merger agreement and approved the merger and other transactions contemplated by the merger agreement, and recommend that you vote "FOR" adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement at the special meeting.

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                              By Order of the board of directors


                                              /s/ Anthony Luizzo
                                              ------------------
                                              Anthony Luizzo, Secretary

April 24, 2006
Longwood, Florida

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of this transaction, or passed upon the fairness or merits of this transaction or the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.

We have not authorized anyone to give any information or make any representation about the merger or Accufacts that differs from or adds to the information in this proxy statement or in our documents that are publicly filed with the Securities and Exchange Commission. Therefore, if anyone does give you different or additional information, you should not rely on it.

The information contained in this proxy statement speaks only as of its date unless the information specifically indicates that another date applies.

                                TABLE OF CONTENTS

                                                                            PAGE

QUESTIONS AND ANSWERS ABOUT THE MERGER.........................................1
SUMMARY TERM SHEET.............................................................4
      The Parties To The Transaction...........................................4
      First Advantage Corporation's Reasons For The Merger.....................5
      Accufacts' Reasons For The Merger........................................6
      The Special Meeting......................................................6
      Stockholder Vote Required................................................6
      Recommendations To Stockholders..........................................6
      The Merger...............................................................6
      What Accufacts' Stockholders Will Receive In The Merger..................6
      Following The Merger.....................................................7
      Important Federal Income Tax Consequences................................7
      Conditions To Completion Of The Merger...................................7
      No Solicitation By Accufacts.............................................7
      Termination Of The Merger Agreement......................................7
      Termination Fees And Expenses............................................8
      Opinion And Evaluation Of Financial Advisor..............................8
      Percentage Of Shares Held By Directors And Executive Officers............9
      Interests Of Certain Persons In The Merger...............................9
      Governmental and Regulatory Approvals....................................9
      Dissenting Shareholders Rights of Appraisal..............................9
THE SPECIAL MEETING...........................................................10
OUTSTANDING SHARES AND VOTING RIGHTS..........................................10
      Votes Required; Quorum..................................................10
      Revocability of Proxies.................................................11
      Expenses of Solicitation................................................11
THE MERGER....................................................................11
      Background of the Merger................................................11
      Accufacts' Reasons for Engaging in the Merger...........................12
      First Advantage Corporation's Reasons for Engaging in the Merger........13
      Recommendation of the Board of Directors of Accufacts...................14
      Fairness of the Transaction - Opinion and Evaluation of Financial
         Advisor..............................................................14
      Important Federal Income Tax Consequences...............................16
      Interest of Certain Persons in the Merger...............................16
      Delisting and Deregistration of Accufacts Common Stock after the Merger...........................................................17
THE AGREEMENT AND PLAN OF MERGER..............................................17
      Effective Time of the Merger............................................17
      Effect of the Merger....................................................18
      Consideration Offered to Securityholders................................18
      Representations and Warranties..........................................18
      Vote Required for Approval of the Transaction...........................19
      Closing of the Merger...................................................19
      Certain Covenants of Accufacts..........................................19
      Certain Covenants of First Advantage Corporation and Accufacts
         Acquisition LLC......................................................21
      No Solicitation by Accufacts............................................21
      Conditions to Completion of the Merger..................................22
      Termination.............................................................23
      Termination Fees and Expenses...........................................24
      Indemnification ........................................................22
      Amendment and Modification..............................................24
DESCRIPTION OF FIRST ADVANTAGE CORPORATION....................................25
DESCRIPTION OF ACCUFACTS......................................................25
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................27
DISSENTING STOCKHOLDERS RIGHTS OF APPRAISAL...................................28
GOVERNMENTAL AND REGULATORY APPROVALS.........................................30
OTHER MATTERS.................................................................31

                                   APPENDICES

      A.    Agreement and Plan of Merger
      B.    Fairness Opinion of PCE Valuations LLC
      C.    Delaware General Corporation Law - Section 262

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

      Q: Why did Accufacts seek to be acquired by First Advantage Corporation?

      A: The purpose of the merger is to allow for the products and services offered by Accufacts to be assimilated into the current business of First Advantage Corporation to create a more diversified background screening company able to compete effectively in the changing marketplace.

      Q: Why am I receiving these materials?

      A: The board of directors of Accufacts Pre-Employment Screening, Inc. is providing these proxy materials to give you information to determine how to vote at a special meeting of Accufacts stockholders regarding the merger agreement and the merger. The special meeting will take place on Wednesday, May 31, 2006.

      Q: What will be voted on at the special meeting?

      A: There will be a vote on whether to adopt a merger agreement and approve the merger and other transactions contemplated by the merger agreement. In the merger, Accufacts Acquisition LLC, a wholly-owned subsidiary of First Advantage Corporation, will merge with and into Accufacts Pre-Employment Screening, Inc. After the merger, Accufacts will become a wholly-owned subsidiary of First Advantage Corporation.

      Q: What will I receive in the merger?

      A: If the merger is completed and you have not properly asserted statutory dissenters' rights under Delaware law, you will receive $0.75 in cash for each share of Accufacts common stock that you own.

      Q: What are the federal income tax consequences of the merger to Accufacts' stockholders?

      A: Generally, you will recognize a gain or a loss with respect to the receipt of cash in exchange for your shares of Accufacts common stock. Tax matters can be complicated and the tax consequences of the merger to you will depend on the facts of your own situation. You should consult your own tax advisors to understand fully the tax consequences of the merger to you.

      Q: Will any  be voted on at the special meeting?

      A: Any other business that properly comes before the special meeting or any adjournment or postponement of the special meeting may also be voted on. However, we are currently not aware of any other business.

      Q: Who can vote?

      A: All stockholders of record as of the close of business on April 21, 2006.

      Q: What should I do now?

      A: After carefully reading and considering the information contained in this document, please vote. You are invited to attend the special meeting. However, you should fill out and mail your signed and dated proxy card in the enclosed envelope as soon as possible, so that your shares will be represented at the special meeting in case you are unable to attend. No postage is required if the proxy card is returned in the enclosed postage prepaid envelope and mailed in the United States.

      Q: Why did the Accufacts board of directors form a special committee to review the transactions contemplated by the merger agreement?

      A: The special committee was formed to provide an independent evaluation of the proposed transactions.

      Q: What does the special committee recommend?

      A: The special committee has determined that the merger is fair to and in the best interest of the stockholders and adopted the merger and other transactions contemplated by the merger agreement. The special committee unanimously recommended to the full Accufacts board of directors that it recommend the merger to the stockholders. In addition, the special committee unanimously recommends that you vote for the proposal.

      Q: What did the special committee rely upon in making its recommendation?

      A: The special committee reviewed the business consideration associated with the proposed transaction as well as an independent valuation of the proposed transaction from a financial view point.

      Q: What does the Accufacts board of directors recommend?

      A: The Accufacts board of directors has determined that the merger is fair to and in the best interest of stockholders and adopted the merger agreement and approved the merger and other transactions contemplated by the merger agreement. The Board has recommended that you vote FOR the proposal to adopt the merger agreement and approve the merger and other transactions contemplated by the merger agreement.

      Q: Did Accufacts take any special steps in considering the merger agreement, the merger and the other transactions contemplated in the merger agreement?

      A: Yes. Because Philip Luizzo is our controlling stockholder, our board created a special committee to evaluate the merger agreement, the merger and the other transactions contemplated in the merger agreement. The special committee engaged PCE Valuations LLC as its financial advisor. The special committee determined that the merger is fair to, and in the best interests of, Accufacts and its stockholders (other than Mr. Luizzo) and unanimously approved the merger agreement, the merger and the other transactions contemplated in the merger agreement. The special committee unanimously recommended to our full board of directors that it approve the merger agreement, the merger and the other transactions contemplated in the merger agreement. After receiving this recommendation, our full board approved the merger agreement, the merger and the other transactions contemplated in the merger agreement

      Q: What factors did the special committee consider in evaluating the merger agreement, the merger and the other transactions contemplated in the merger agreement?

      A: In evaluating the proposed merger, the members of the special committee considered a number of factors and risks relating to the transactions described in this proxy statement (as further described in "Reasons of the Special Committee for its Approval" beginning on page 12) including:

      o Accufacts' current financial condition, its business as well as its short and long term prospects in the marketplace.
      o     Continuing Accufacts as a publicly-owned entity.
      o First Advantage's business, financial condition and results of operation.
      o The 53% premium represented by the merger consideration of $0.75 per share.
      o The written opinion of PCE Valuations LLC that the cash merger consideration to be received by shareholders is fair from a financial point of view.

      Q: What does it mean if I receive more than one proxy or voting instruction card?

      A: It means your shares are registered differently or are held in more than one account. Please provide voting instructions for each proxy card that you receive in the space provided for that on each proxy card.

      Q: How can I vote shares held in my broker's name?

      A: If your broker holds your shares in its name (or in what is commonly called "street name"), then you should give your broker instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without instructions, your broker is not entitled to vote your shares and your shares will not be voted.

      Q: Can I change my vote?

      A: You may change your proxy instructions at any time prior to the vote at the special meeting. For shares held directly in your name, you may accomplish this by completing a new proxy or by attending the special meeting and voting in person. Attendance at the special meeting alone will not cause your previously granted proxy to be revoked unless you vote in person. For shares held in "street name," you may accomplish this by submitting new voting instructions to your broker or nominee.

      Q: Should I send in my stock certificates now?

      A: No. Do not send in your stock certificates now. After the merger is completed, you will receive written instructions for exchanging your Accufacts stock certificates for cash.

      Q: What vote is required to approve the merger agreement?

      A: The affirmative vote of a majority of all issued and outstanding shares of Accufacts as of the record date (April 21, 2006) is required to adopt the merger agreement and approve the merger. On the record date, Philip Luizzo owned and had the right to vote a total of 3,770,000 shares of Accufacts common stock, or approximately 56.1% of the total shares outstanding. In addition, on the record date, directors and executive officers of Accufacts and their affiliates (inclusive of Philip Luizzo), owned or had the right to vote 3,791,508 shares of Accufacts common stock, or approximately 56.4% of the shares of Accufacts common stock then outstanding. We expect that they will vote all of their shares in favor of the merger agreement and approve the merger and other transactions contemplated by the merger agreement.

      Q: When do you expect the merger to be completed?

      A: We expect that the proposed merger will be completed promptly after all conditions in the merger agreement have been satisfied or waived. Provided that the required conditions are satisfied (including approval by shareholders), we hope to complete the merger prior to the end of June 2006.

      Q: Will I have rights of appraisal?

      A: Yes. You will be entitled to appraisal rights under Delaware law as a result of the merger.

      Q: Who can help answer any questions I have?

      A: If you have any questions about the merger, please contact:


Accufacts Pre-Employment Screening, Inc.
Attn: Corporate Secretary
2180 State Road 434, West - Suite 4150
Longwood, Florida 32779
(407) 682-5051

                               SUMMARY TERM SHEET

      This summary, together with the "Questions and Answers About the Merger" on the preceding pages, highlights important selected information from this proxy statement and does not contain all of the information that may be important to you. To understand the merger agreement and the merger fully and for a more complete description of the terms of the merger agreement and the merger, you should read carefully this entire proxy statement, the appendices attached to the proxy statement and the documents to which we have referred you.

THE PARTIES TO THE TRANSACTION

Accufacts Pre-Employment Screening, Inc.
2180 State Road 434, West - Suite 4150
Longwood, Florida 32779
(407) 682-5051

Accufacts Pre-Employment Screening, Inc. was incorporated in the State of New York on October 6, 1996. On August 31, 1998, Accufacts effected a merger into Southern Cargo Company, Inc., a public shell incorporated in the State of Florida in 1993. Simultaneously with the merger, Southern Cargo changed the name of the company to Accufacts Pre-Employment Screening, Inc., and shortly thereafter reincorporated under the same name in the State of Delaware. Accufacts provides pre-employment screenings and background checks.

First Advantage Corporation
100 Carillon Parkway
St. Petersburg, FL 33716
(727) 214-3411

First Advantage Corporation, a Delaware corporation (NASDAQ: FADV), is a global risk mitigation and business solutions provider. First Advantage's operations are divided into six business segments:

      o LENDER SERVICES -- First Advantage's Lender Services segment provides specialized credit reports for mortgage lenders throughout the United States. First Advantage believes that it is the largest provider of credit reports to the United States mortgage lending industry, based on the number of credit reports issued. In preparing its merged credit reports for mortgage lenders, First Advantage obtains credit reports from at least two of the three United States primary credit bureaus, merges and summarizes the credit reports and delivers its report in a standard format acceptable to mortgage loan originators and secondary mortgage purchasers.

      o DATA SERVICES -- First Advantage's Data Services segment offers motor vehicle records, transportation industry credit reporting, fleet management, supply chain theft and damage mitigation consulting, consumer location, criminal records reselling, subprime credit reporting, consumer credit reporting services and lead generation.

      o DEALER SERVICES -- The Dealer Services segment provides specialized credit reports, credit automation software, and lead generation services to auto dealers and lenders. These reports may be derived from credit reports obtained from one or more of the three United States credit bureaus and may be specially formatted for ease of use by the creditor or to facilitate interpretation by a consumer. The segment provides comprehensive solutions that help organizations meet their lending, leasing and other consumer credit automation needs. By delivering innovative systems, services and data solutions, First Advantage helps companies reduce risk, decrease costs and improve service.

      o EMPLOYER SERVICES -- First Advantage's Employer Services segment helps thousands of companies in the United States and abroad manage risk with our employment screening, occupational health, tax incentive and services hiring solutions.

      o MULTIFAMILY SERVICES -- First Advantage's Multifamily Services segment helps thousands of companies in the United States manage risk with resident screening services.

      o INVESTIGATIVE AND LITIGATION SUPPORT SERVICES -- The Investigative and Litigation Support Services segment provides corporate litigation and investigative services. Products and services provided by the segment include: surveillance services, field interviews, computer forensics, electronic discovery, due diligence reports and other high level investigations.

First Advantage's principal executive office is located at One Progress Plaza, Suite 2400, St. Petersburg, Florida 33701. Its telephone number is (727) 214-3411. You may obtain additional information about First Advantage on its website at www.fadv.com or in its various filings with the Securities and Exchange Commission.

Accufacts Acquisition, LLC
100 Carillon Parkway
St. Petersburg, FL 33716
(727) 214-3411

Accufacts Acquisition, LLC was formed in the State of Delaware on February 16, 2006 as a limited liability company for the sole purpose of effecting the merger. Accufacts Acquisition LLC is a wholly-owned subsidiary of First Advantage Corporation and has not conducted any business since its formation, and at the effective time of the merger, will merge with and into Accufacts and cease to exist.

FIRST ADVANTAGE CORPORATION'S REASONS FOR THE MERGER

First Advantage Corporation believes it will derive a number of potential benefits from the merger, including the following:

      o Increase revenues in First Advantage Corporation's employee and vendor background investigation business through the acquisition of Accufacts' customer base;

      o Reduce First Advantage Corporation's unit cost of purchasing information due to greater volumes of customer orders in certain markets;

      o Grow First Advantage's overall revenue through cross-selling other First Advantage services into the Accufacts client base;

      o Strengthen First Advantage Corporation's business development team by adding proven talent in key markets;

      o Diversify First Advantage Corporation's customer base across a wider base of industries after adding the Accufacts customer base; and

      o Increase First Advantage's shareholder value by adding accretive earnings at a reasonable price.

ACTIONS OF SPECIAL COMMITTEE WITH RESPECT TO THE PROPOSAL

The special committee has determined that the merger is fair to, and in the best interests of, Accufacts and its stockholders and has unanimously adopted the merger agreement and approved the merger and other transactions contemplated under the merger agreement. The special committee unanimously recommended to the full Accufacts board of directors that it recommend the merger to our stockholders. In addition, the special committee unanimously recommends that you vote FOR the adoption of the merger agreement and approval of the merger and other transactions contemplated by the merger agreement.

REASONS OF THE SPECIAL COMMITTEE FOR THE MERGER

In evaluating and adopting the merger agreement and approving the merger and other transactions contemplated by the merger agreement, the members of the special committee relied upon Accufacts' current financial condition, its business as well as its short and long term prospects in the marketplace. The cost and potential disadvantage of associated with continuing Accufacts as a publicly-owned entity, First Advantage's business, financial condition and results of operation, the 53% premium represented by the merger consideration of $0.75 per share and the written opinion of PCE Valuations LLC that the cash merger consideration to be received by shareholders is fair from a financial point of view.

ACCUFACTS' REASONS FOR THE MERGER

Our board of directors believes, as a result of various factors relating to, among other things, Accufacts and the background screening industry generally, the value of Accufacts' common stock will be maximized by converting shares of Accufacts common stock into the right to receive the cash merger consideration.

THE SPECIAL MEETING (Page 10)

The special meeting of Accufacts stockholders will be held on Wednesday, May 31, 2006 at 11:00 a.m. Eastern Daylight Time at the offices of the Company.

At the special meeting, Accufacts stockholders will be asked to adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement.

The record date for Accufacts stockholders entitled to receive notice of and to vote at the special meeting is April 21, 2006. At the close of business on that date, there were 6,721,913 shares of Accufacts common stock outstanding.

STOCKHOLDER VOTE REQUIRED (Page 10)

A quorum, which is more than 50% of the outstanding shares of Accufacts common stock, must be present in person or represented by proxy at the special meeting before the proposal may be considered. Assuming a quorum is present (which will be met if Mr. Luizzo is present), the affirmative vote of stockholders entitled to exercise a majority of the voting power of Accufacts is required to adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement. Because the adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of a majority of the outstanding shares of common stock of Accufacts, abstentions and broker "non-votes" will have the same effect as a vote against adoption of the merger agreement and against approval of the merger and the transactions contemplated by the merger agreement.

RECOMMENDATIONS TO STOCKHOLDERS (Page 14)

Our special committee and our board of directors believe the proposed merger is fair to and in the best interest of Accufacts and its stockholders in light of the cash consideration to be paid to Accufacts stockholders in the merger. The special committee and the board of directors recommend that you vote FOR adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement. Philip Luizzo, Chairman of the Board abstained from the board consideration of the proposed merger agreement due to his ownership interest as a stockholder. "See Security Ownership of Certain Beneficial Owners"

THE MERGER (Page 11)

The legal document that governs the proposed merger is the Agreement and Plan of Merger dated as of February 16, 2006 among Accufacts Pre-Employment Screening, Inc., First Advantage Corporation and Accufacts Acquisition LLC. The merger agreement is attached to this proxy statement as Appendix A. We encourage you to read the merger agreement carefully.

If the merger agreement is adopted and the merger and the transactions contemplated by the merger agreement are approved by Accufacts stockholders, and the other conditions to the merger are satisfied or, where possible, waived, Accufacts will merge into Accufacts Acquisition LLC whereby Accufacts will be the surviving entity and will become a wholly owned subsidiary of First Advantage Corporation.

WHAT ACCUFACTS' STOCKHOLDERS WILL RECEIVE IN THE MERGER (Page 18)

At the completion of the merger, each holder of outstanding shares of Accufacts common stock, other than shares held by persons who have properly asserted statutory appraisal rights under Delaware law will receive $0.75 in cash for each share of Accufacts held by him, her or it as of immediately prior to the effective time of the merger.

FOLLOWING THE MERGER (Page 17)

Upon the completion of the merger, the surviving entity will be Accufacts Pre-Employment Screening, Inc. which will become a wholly owned subsidiary of First Advantage Corporation. At the effective time of the merger, the current executive officers and board members of Accufacts will resign and the officers and directors of Accufacts Acquisition LLC will become the officers and directors of the surviving entity. In addition, upon completion of the merger, Accufacts will file a certification under section 12(g)(4) of the Securities and Exchange Act of 1934, as amended, with the Securities and Exchange Commission to discontinue its periodic reporting obligations under the Exchange Act. It is also anticipated that there will cease to be a trading market for the common stock of Accufacts following the merger transaction.

IMPORTANT FEDERAL INCOME TAX CONSEQUENCES (Page 16)

The merger will be taxable to you. No opinions are being issued and no rulings from the Internal Revenue Service are being sought concerning the tax treatment of the merger.

Tax matters can be complicated and the tax consequences of the merger to you will depend on the facts of your own situation. You should consult you own tax advisors to understand fully the tax consequences of the merger to you.

CONDITIONS TO COMPLETION OF THE MERGER (Page 22)

Consummation of the merger depends upon satisfaction of a number of conditions, including:

      1. Accufacts stockholders holding a majority of the outstanding shares of Accufacts entitled to vote must adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement;

      2. Holders of not more than 10% of the issued and outstanding shares of common stock of Accufacts will have exercised appraisal rights with respect to the merger;

      3. There must be no governmental order or other legal restraint or prohibition preventing the merger; and

      4. Other customary contractual conditions specified in the merger agreement.

Unless prohibited by law, the party entitled to assert a condition could elect to waive a condition that has not been satisfied and complete the merger. We cannot be certain whether or when any of these conditions will be satisfied, or, where permissible, waived, or that we will complete the merger. For further details, see "Description and Purpose of Merger and Merger Agreement."

NO SOLICITATION BY ACCUFACTS (Page 21)

Accufacts has agreed that it will not solicit, encourage, initiate or participate in any discussion regarding a business combination of Accufacts with any party other than First Advantage Corporation.

TERMINATION OF THE MERGER AGREEMENT (Page 23)

Any of Accufacts, First Advantage Corporation or Accufacts Acquisition, LLC may terminate the merger agreement if the merger has not occurred on or before June 30, 2006.

Either Accufacts or First Advantage Corporation may terminate the merger agreement under the following conditions at any time prior to the merger:

      1. Accufacts stockholders do not adopt the merger agreement or approve the merger and the transactions contemplated by the merger agreement, except that Accufacts may not terminate the merger agreement if the failure to obtain stockholder approval was caused by Accufacts' action or failure to act;

      2. A governmental authority shall have issued a nonappealable final order, decree or ruling, or taken any other nonappealable action, permanently restraining or prohibiting the merger; or

      3. By the mutual consent of Accufacts and First Advantage Corporation.

First Advantage Corporation alone may terminate the merger agreement under the following conditions at any time prior to the merger:

      1. Accufacts' board of directors or its special committee has withdrawn or modified its approval or recommendation of the merger or the adoption of the merger agreement;

      2. Accufacts has made a material misrepresentation or is in material breach of any of its warranties, covenants or agreements under the merger agreement or there is a material failure by Accufacts to comply with any of its obligations under the merger agreement; or

      3. If it elects in its sole discretion to terminate the merger agreement.

Accufacts alone may terminate the merger agreement under the following conditions at any time prior to the merger:

      1. Accufacts' board of directors decides to accept a proposal or offer for a merger or sale of Accufacts from a third-party because the third-party's proposal is more favorable to Accufacts' stockholders from a financial point of view than the merger contemplated in the merger agreement; or

      2. Either First Advantage or Accufacts Acquisition, LLC has made a material misrepresentation or is in material breach of any of its warranties, covenants or agreements under the merger agreement or there is a material failure by either First Advantage Corporation or Accufacts Acquisition, LLC to comply with any of its obligations under the merger agreement.

TERMINATION FEES AND EXPENSES (Page 24)

Accufacts has agreed to pay First Advantage:

      1. A termination fee of $900,000 in immediately available funds, in the event the merger agreement is terminated because Accufacts' board of directors decides to accept a proposal or offer for a merger or sale of Accufacts from a third-party because the third-party's proposal is more favorable to Accufacts' stockholders from a financial point of view than the merger contemplated in the merger agreement;

      2. Up to $100,000 of the expenses incurred by First Advantage and Accufacts Acquisition, LLC in connection with the merger within five (5) business days following termination of the merger agreement by First Advantage for any of the following reasons:

            a. Accufacts' board of directors or special committee has withdrawn or modified its approval or recommendation of the merger or the adoption of the merger agreement; or

            b. Accufacts' board of directors has decided to accept a proposal or offer for a merger of sale of Accufacts from a third party because the third party's proposal is more favorable to Accufacts' stockholders from a financial point of view than the merger contemplated in the merger agreement.

In addition, First Advantage has agreed to pay Accufacts up to $100,000 of the expenses incurred by Accufacts in connection with the merger within five (5) business days following termination of the merger agreement by Accufacts because First Advantage has unilaterally elected to terminate the merger agreement.

OPINION AND EVALUATION OF FINANCIAL ADVISOR (Page 14)

In deciding to approve and recommend the merger and the transactions contemplated by the merger agreement, the special committee and the board of directors of Accufacts reviewed and considered a written evaluation and opinion of PCE Valuations, LLC delivered on February 14, 2006, which stated that as of that date and based on and subject to the matters described in the written opinion, the cash merger consideration of $0.75 per share to be received in the merger by the holders of Accufacts common stock, was fair, from a financial point of view, to those holders. We have included this opinion as Appendix B to this proxy statement. We urge you to read the opinion of PCE Valuations, LLC carefully in its entirety. This evaluation and opinion was based upon and limited by the important factors and assumptions that are described in the written opinion. This opinion is directed to the board of directors of Accufacts and is not a recommendation to any Accufacts stockholder regarding any matter relating to the merger.

PERCENTAGE OF SHARES HELD BY DIRECTORS AND EXECUTIVE OFFICERS (Page 28)

As of the record date, directors and executive officers of Accufacts and their affiliates owned or had the right to vote 3,791,508 shares of Accufacts common stock, or approximately 56.19% of the shares of Accufacts common stock then outstanding. As of the record date, Mr. Philip Luizzo owned and had the right to vote a total of 3,770,000 shares of Accufacts common stock, or approximately 56.4% of the total shares outstanding on the record date. Mr. Luizzo and the directors and officers of Accufacts have indicated that they intend to vote their shares in favor of adopting the merger agreement and approving the merger and other transactions contemplated in the merger agreement.

INTERESTS OF CERTAIN PERSONS IN THE MERGER (Page 17)

In considering the recommendation of the Accufacts board of directors to adopt the merger agreement and to approve the merger and the other transactions contemplated by the merger agreement, you should be aware that certain executive officers, directors and stockholders of Accufacts have interests in the merger that are different from your interests as stockholders. Some of these interests are listed below.

      1. Philip Luizzo, the Chairman, President and Chief Executive Officer of Accufacts, will receive a change of control payment from Accufacts following closing of the merger under his current employment agreement of $1.1 million due to a change in ownership of Accufacts.

      2. In connection with the merger, Mr. Philip Luizzo will be entering into a non-compete agreement and an employment agreement with First Advantage, which will be effective upon closing of the merger.

For more information about these and other interests, see "Special Factors--Interests of Certain Persons."

GOVERNMENTAL AND REGULATORY APPROVALS (Page 31)

Accufacts does not believe that any federal or state regulatory requirements or approvals must be complied with or obtained for completion of the merger, other than compliance with the Delaware General Corporation Law.

DISSENTING STOCKHOLDER"S RIGHTS OF APPRAISAL (Page 28)

Under the Delaware General Corporation Law you will have certain appraisal rights as a result of the merger. You are entitled to evaluate the rights provided by law and if you wish, elect to exercise appraisal rights. To do this, you must follow required procedures set forth in Section 262 of the Delaware General Corporations Law, a copy of which is attached as Appendix C. These procedures include filing a notice with Accufacts and either abstaining from or voting against adoption of the merger agreement and against approval of the merger and the transactions contemplated by the merger agreement. If you dissent from the merger and follow the required procedures, you will not receive the $0.75 per share cash price as the cash merger consideration. Instead, your only right will be to receive the appraised value of your Accufacts shares in cash under the laws of Delaware.

                    ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.

                               THE SPECIAL MEETING

      This proxy statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the board of directors of Accufacts Pre-Employment Screening, Inc. for use at the special meeting of stockholders of Accufacts to be held at the offices of the Company located at 2180 State Road 434, Longwood, Florida, on May 31, 2006, at 11:00 a.m., Eastern Daylight Time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying notice of special meeting of stockholders. All stockholders are encouraged to attend the special meeting. Your proxy is requested, whether or not you attend in order to assure maximum participation and to expedite the proceedings.

      At the special meeting, stockholders will be requested to act upon the matters set forth in this proxy statement. If you are not present at the meeting, your shares can be voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your instructions if the proxy is properly signed and returned to Accufacts before the special meeting. If you are the record holder of your shares, you may revoke your proxy at any time prior to its being voted at the special meeting by delivering a new duly executed proxy with a later date or by delivering written notice of revocation to the Secretary of Accufacts prior to the day of the special meeting, or by appearing and voting in person at the special meeting. If you hold your shares through a broker or nominee, you must contact that broker or nominee to change your vote. It is anticipated that this proxy statement and accompanying proxy will first be mailed to Accufacts' stockholders on or about April 26, 2006. The expenses incidental to this special meeting and the preparation and mailing of this proxy material are being paid by Accufacts. Accufacts at its sole expense may elect to retain a proxy solicitation service as prescribed rates. Additionally, some of our officers, directors and regular employees, without additional compensation may solicit proxies personally or by telephone, if necessary or desirable.

      Abstentions and broker non-votes will be counted toward determining whether a quorum is present.

      The principal executive offices of the Company are located at 2180 State Road 434, West, Suite 4150, Longwood, Florida 32779. The telephone number is
(407)682-5031.

                      OUTSTANDING SHARES AND VOTING RIGHTS

Votes Required; Quorum

      The only security entitled to vote at the special meeting is Accufacts' common stock. The board of directors, pursuant to the bylaws of Accufacts, has fixed the close of business April 21, 2006 as the record date for determining stockholders entitled to notice of and to vote at the special meeting or any adjournment or adjournments thereof. At April 21, 2006, there were 6,721,913 shares of common stock outstanding and entitled to be voted at the special meeting. Each share of common stock is entitled to one vote at the special meeting. A majority of the shares of common stock outstanding and entitled to vote which are represented at the special meeting, in person or by proxy, will constitute a quorum. Mr. Philip Luizzo, our majority shareholder, has indicted that he intends to attend the meeting so that a quorum is assured. In accordance with the bylaws of Accufacts, provided a quorum (majority) of issued and outstanding shares entitled to vote are present in person or by proxy, a majority vote of all shares issued and outstanding must be voted in favor of adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement.

      All shares of Accufacts common stock which are entitled to vote and are represented at the Accufacts special meeting by properly executed proxies received prior to or at such meeting, and not revoked, will be voted at such meeting in accordance with the instructions indicated on such proxies. If no such instruction is indicated (other than broker non-votes), such proxies will be voted FOR adoption of the merger agreement and approval of the merger and the other transactions contemplated by the merger agreement.

      The Accufacts board of directors does not know of any matters other than those described in the notice of the Accufacts special meeting that are to come before such meeting. If any other matters are properly presented at the Accufacts special meeting for consideration, including, among other things, consideration of a motion to adjourn or postpone such meeting to another time and/or place (including, without limitation, for the purposes of soliciting additional proxies or allowing additional time for the satisfaction of conditions to the merger), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on such matters in accordance with their best judgment.

Revocability of Proxies

      Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Accufacts, at or before the taking of a vote at the Accufacts special meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Accufacts before the taking of the vote at the Accufacts special meeting, or (iii) attending the Accufacts special meeting and voting in person (although attendance at the Accufacts special meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to Accufacts Pre-Employment Screening, Inc., 2180 State Road 434, West, Suite 4150, Longwood, Florida 32779, Attn: Secretary, or hand-delivered to the Secretary of Accufacts at or before the taking of the vote at the Accufacts special meeting. Stockholders that have instructed a broker to vote their shares must follow directions received from such broker in order to change their vote or to vote at the Accufacts special meeting.

Expenses of Solicitation

      All expenses of Accufacts' solicitation of proxies for the Accufacts special meeting will be borne by Accufacts. In addition to solicitation by use of the mails, proxies may be solicited from Accufacts stockholders by directors, officers and employees of Accufacts in person or by telephone, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

                                   THE MERGER

Background of the Merger

On June 30, 2005, John Long, John Lawson and Ezra Schneier of First Advantage spoke with Philip Luizzo, President of Accufacts, to introduce themselves and the First Advantage organization and to discuss consolidation within the industry. After some discussion, Mr. Luizzo and Mr. Schneier found a mutual interest in continuing these discussions and exploring a possible strategic acquisition by First Advantage. Mr. Luizzo felt that First Advantage would be an appropriate candidate to consider for such an arrangement.

On July 5, 2005, First Advantage and Accufacts entered into a mutual nondisclosure agreement to openly discuss the respective businesses of each company. First Advantage's strategic development team examined preliminary due diligence materials.

On July 7, 2005, First Advantage provided Accufacts a non-binding letter setting forth proposed economic terms of an agreement and plan of merger which was subject to satisfactory due diligence and the negotiation and execution of a definitive agreement.

During July and August 2005, Mr. Schneier and Mr. Long of First Advantage and Mr. Luizzo of Accufacts held various discussions, by telephone and in person, considering a possible acquisition of Accufacts by First Advantage. These conversations focused on the likely benefits to the companies.

On August 3, 2005 a special committee consisting of an independent director and a financial consultant was formed by the Accufacts board of directors to evaluate the terms of the proposed transactions and to make a recommendation to the full board and stockholders.

On August 10, 2005, the Accufacts special committee engaged PCE Valuations, LLC for purposes of reviewing the current financial situation of Accufacts and to prepare itself to evaluate economic terms of a proposed transaction with First Advantage and to ultimately provide a fairness opinion to the board of directors.

On August 19, 2005, Mr. Luizzo received a comprehensive due diligence request list from Tom Edwards of First Advantage.

On October 17, 2005, Mr. Luizzo and Mr. Schneier spoke by phone, and First Advantage presented Accufacts with a first draft of a proposed Agreement and Plan of Merger. From October 31, 2005 to February 14, 2006, Mr. Luizzo and First Advantage's strategic development team and their respective legal counsel negotiated and exchanged drafts of the merger agreement and related transaction agreements.

On November 28, 2005, the First Advantage strategic development team met with Mr. Luizzo and certain senior employees at Accufacts' office. This meeting focused on the review of the due diligence materials that had been prepared and specifically on the financial status of the Company and its customer base. The material obtained was further reviewed over the following 5 weeks.

Between January 31 to February 14, 2006, First Advantage's strategic development team and Mr. Luizzo and their respective legal counsels finalized the terms of the merger and related transaction agreements.

On February 15, 2006 after the close of trading on the Nasdaq National Market and the Over the Counter Bulletin Board, the special committee held a meeting and unanimously determined that the merger was fair to and in the best interest of the stockholders and unanimously adopted the merger agreement and approved the merger and other transactions contemplated by the merger agreement. The special committee then recommended that the full board recommend the merger to the stockholders and that the stockholders vote in favor of adoption of the merger agreement and approval of the merger. Immediately thereafter the full board met at which time the Company's legal counsel reviewed the resolution of the open negotiation points and issues. The special committee then presented PCE's financial analysis relating to the proposed transaction and its written opinion to the board of directors that the merger consideration in the proposed transaction was fair to stockholders of Accufacts from a financial point of view. Following this discussion, Accufacts' full board of directors (other than Mr. Philip Luizzo, who abstained) approved the merger agreement, related agreements and the transactions contemplated by those agreements, including the merger.

On February 16, 2006, after the Accufacts board meeting, both First Advantage and Accufacts entered into the merger agreement and other related agreements. At 4:02 pm EST on February 16, 2006 following the close of trading on the Nasdaq National Market and Over the Counter Bulletin Board, the parties issued a joint press release announcing the transaction.

Accufacts' Reasons for Engaging in the Merger

      Accufacts' board of directors has appointed a special committee comprised of a member of the board and an outside financial consultant to assess variables of the proposed merger and benefits to be derived by stockholders. The terms of the merger agreement and contemplated transactions were approved unanimously by the special committee, and the special committee recommended that the full board adopt the merger agreement and approve the merger.

      In delivering its report to the board of directors, the special committee looked at such factors including:

      1.    Accufacts' current business operations;

      2. Accufacts' short and long term prospects in the marketplace. The special committee reviewed the possibility of continuing to operate Accufacts as a publicly-owned entity and concluded this was a less desirable alternative in view of the prospects for Accufacts' operating performance and its financing capacity;

      3. the financial condition of Accufacts and its ability to implement new plans and/or expand operations;

      4. that the cash merger consideration of $0.75 per share represented a 53% premium over the average closing price of Accufacts common stock over the six (6) month period immediately prior to the day the merger agreement was signed;

      5. its familiarity with First Advantage's business, financial condition, results of operations, prospects and the nature of the industries in which First Advantage operates;

      6. the fact that the merger agreement and the transactions contemplated by the merger agreement were the product of arm's-length negotiations between First Advantage Corporation and Accufacts. None of the members of the special committee was assured any position with First Advantage Corporation following the transaction;

      7. the written opinion of PCE Valuations, LLC, delivered February 14, 2006, to the effect, that, as of that date and based upon and subject to the matters described in the written opinion, the cash merger consideration to be received by the holders of the common stock of Accufacts was fair, from a financial point of view, to those holders. The full text of the PCE Valuations opinion, which states the procedures followed, assumptions made, matters considered and limitations on the review undertaken by PCE Valuations, is attached as Appendix B to this proxy statement and is incorporated in this section by reference. You are urged to, and should, read the opinion of PCE Valuations carefully in its entirety. See "Fairness of the Transaction";

      8. the financial consideration to be received by certain affiliated stockholders. The special committee considered the possible conflicts of interest arising from the interests of certain executive officers, directors and stockholders of Accufacts in the merger. Through its deliberations the special committee concluded that these potential conflicts did not affect its conclusions and recommendations to the board of directors. For more information regarding these conflicts of interest, see "Other Information-Interests of Certain Persons; Conflicts of Interest";

      9. the provisions in the merger agreement allowing Accufacts to participate in unsolicited discussions with third parties that indicate a willingness to make a superior acquisition proposal and enabling the board of directors, in the exercise of its fiduciary duties, to terminate the merger agreement subject to its terms in order to permit Accufacts to accept a superior proposal;

      10. that appraisal rights under Delaware law would be available to Accufacts stockholders; and

      11. that the merger agreement contemplates the payment of a termination fee and expenses of up to $1 million in the aggregate, by Accufacts to First Advantage and Accufacts Acquisition LLC if the merger is not completed under certain circumstances. In analyzing the termination fee provision, the special committee considered that its effect could be to increase the costs to a third party, other than First Advantage, of acquiring Accufacts.

      Although the special committee did not find it practicable to quantify or otherwise attach relative weight to the above factors, they considered it important to their analysis the fact that on February 14, 2006, PCE Valuations, LLC delivered to the board of directors its opinion that, as of that date and based on and subject to the matters described in the written opinion, the cash merger consideration to be received in the merger by holders of Accufacts common stock, was fair from a financial point of view to those holders. They also considered that the cash merger consideration of $0.75 per share represented a premium over the closing price per share of Accufacts common stock on February 15, 2006, the last trading day prior to the day the merger agreement was signed. The Accufacts special committee and the board of directors also considered the recent and historical prices of Accufacts common stock.

After receiving the special committee's report and recommendation, the full board (other than Mr. Philip Luizzo who abstained) unanimously determined that the merger is fair and is the best interests of the stockholders and unanimously adopted the merger agreement and approved the merger.

First Advantage's Reasons for Engaging in the Merger

The board of directors of First Advantage believes that the merger with Accufacts will allow First Advantage to achieve greater growth in its background screening business than First Advantage would have been able to achieve without acquiring Accufacts' business and customers. The First Advantage board of directors identified a number of potential benefits to the merger, including the following:

      o Grow revenues in First Advantage's employee and vendor background investigation business through the acquisition of Accufacts' customer base;

      o Reduce First Advantage Corporation's unit cost of purchasing information due to greater volumes of customer orders in certain markets;

      o Grow First Advantage's overall revenue through cross-selling other First Advantage services into the Accufacts client base;

      o Strengthen First Advantage's business development team by adding proven talent in key smaller markets;

      o Diversify First Advantage's customer base across a wider base of industries after adding the Accufacts customer base; and

      o Increase shareholder value by adding accretive earnings at a reasonable price.

Except as outlined above, First Advantage's board of directors did not find it practicable to quantify, analyze or assign relative weights to each individual factor to reach its determination. Individual members of First Advantage's board of directors may have assigned different relative weights or conclusions to each factor affecting the board's determination.

Recommendation of the Special Committee and Board of Directors of Accufacts

      The special committee unanimously determined that the merger is fair to and in the best interests of the stockholder. In addition, the special committee unanimously adopted the merger agreement and approved the merger and other transactions contemplated by the merger agreement. The special committee then recommended that the full board adopt the merger agreement and approve the merger. The special committee recommends that you vote FOR the proposal. The full Accufacts' board of directors (other than Mr. Philip Luizzo who abstained), has adopted the merger agreement and approved the merger and the transactions contemplated by the merger agreement. The full Accufacts board of directors (other than Mr. Philip Luizzo who abstained) and the special committee believe that the merger and the related transactions are fair to and in the best interests of Accufacts and its stockholders, and recommend that Accufacts' stockholders vote "FOR" adoption of the merger agreement and approval of the merger and the transactions contemplated by the merger agreement.

Fairness of the Transaction - Opinion and Evaluation of Financial Advisor

      In addition to the business considerations outlined above (Reasons for Engaging in the Transaction), the special committee and the board of directors has obtained at Accufacts' cost an independent valuation of the merger from PCE Valuations, LLC, an affiliate of PCE Holdings, Inc. and PCE Investment Bankers, Inc. a member NASD and SIPC. PCE Valuations provides valuation opinions and consulting services for both closely-held and public companies. PCE Valuations issues opinions in connection with merger, acquisitions and other forms of corporate reorganization, business planning, accounting compliance and litigation support among other areas. Accufacts retained PCE Valuations based on its qualifications, expertise and reputation in providing advice to companies regarding transactions similar to the merger.

      As part of PCE Valuations engagement as financial advisor, the special committee and the board of directors of Accufacts requested that it evaluate the fairness, from a financial point of view, to the holders of the common stock of Accufacts of the cash merger consideration to be received by those holders in the merger. On February 14, 2006, PCE Valuations delivered a written opinion that, as of that date and based on and subject to the matters described in the written opinion, the cash merger consideration to be received in the merger by the holders of the common stock of Accufacts, was fair, from a financial point of view, to those holders.

      The full text of PCE Valuations' opinion, which states the procedures followed, assumptions made, matters considered and limitations on the review undertaken, is attached as Appendix B in this proxy statement and is incorporated by reference into this proxy statement. The summary of the opinion below is qualified by reference to its text. Accufacts stockholders are urged to read the opinion carefully in its entirety. The opinion was directed to the board of directors of Accufacts for their information regarding their consideration of the merger and relates only to the fairness, from a financial point of view, of the cash merger consideration to be received by the holders of the common stock of Accufacts, does not address any other aspect of the merger or any related transaction other than the change of control payment to be received by Mr. Philip Luizzo (see Other Information - Interest of Certain Persons, Conflicts of Interest), does not address Accufacts' underlying business decision to effect the merger, does not constitute a recommendation to the special committee or the board of directors of Accufacts, and does not constitute a recommendation to any stockholder as to any matter relating to the merger.

      Although PCE Valuations evaluated the fairness, from a financial point of view, of the cash merger consideration to be received by the holders of the common stock of Accufacts, the cash merger consideration itself was determined by Accufacts and First Advantage through arm's-length negotiations. Accufacts did not provide specific instructions to, or place any limitations on, PCE Valuations regarding the procedures to be followed or factors to be considered by PCE Valuations in performing its analyses or rendering its opinion.

      In arriving at its opinion, PCE Valuations, among other things:

      o     reviewed a final draft of the merger agreement;

      o reviewed publicly available business and financial information relating to Accufacts, including Accufacts' Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 and Accufacts' Quarterly Reports on Form 10-QSB for the quarters ended March 31, June 30, and September 30, 2005;

      o reviewed operating and financial information, including estimates, provided to or discussed with PCE Valuations by the management of Accufacts relating to Accufacts' business and prospects;

      o met with some members of Accufacts' management to discuss Accufacts' business, operations, historical and projected financial results and future prospects;

      o reviewed the historical stock prices, valuation parameters and trading volume of Accufacts common stock;

      o reviewed the terms of recent selected merger and acquisition transactions which PCE Valuations deemed generally relevant in evaluating the merger; and

      o considered other information and conducted other studies, analyses, inquiries and investigations as PCE Valuations deemed appropriate.

      In the course of its review, PCE Valuations relied on and assumed, without independent verification, the accuracy and completeness of the financial and other information, including, without limitation, the estimates provided to or discussed with PCE Valuations by Accufacts. Regarding Accufacts' estimated financial results, PCE Valuations was advised that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Accufacts as to the expected future performance of Accufacts. PCE Valuations did not assume any responsibility for the independent verification of any of the information or of the estimates provided to or discussed with it, and PCE Valuations relied on the assurances of management of Accufacts that they were unaware of any facts that would make the information or estimates provided to or discussed with PCE Valuations incomplete or misleading. PCE Valuations, with Accufacts' consent, relied on the fact that, in all respects material to PCE Valuations analysis, the representations and warranties contained in the merger agreement are true and correct, the conditions to the merger will be met and the merger will be consummated on the terms and conditions contemplated in the merger agreement.

      In preparing its opinion to the board of directors of Accufacts, PCE Valuations performed a variety of financial and comparative analyses. The preparation of an opinion is a complex process involving various judgments and determinations as to the most appropriate and relevant assumptions and financial analyses and the application of those methods to the particular circumstances and, therefore, PCE Valuations' opinion is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, PCE Valuations made qualitative judgments as to the significance and relevance of each analysis and factor considered by it and did not attribute particular weight to any one analysis or factor. Accordingly, PCE Valuations believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors or of the summary described below or focusing on information presented, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

      The following is a summary of the material analyses underlying PCE Valuations' opinion delivered to the board of directors of Accufacts in connection with the merger. The opinion took into account:

      In evaluating the fairness, from a financial point of view, to the holders of the common stock of Accufacts of the cash merger consideration to be received, PCE Valuations considered what it deemed to be all relevant data concerning the value of Accufacts in relation to the planned merger. Those considerations include, but are not limited to, Accufacts' operations, including its management, customer base, competition, the business operations and prospects of Accufacts, and Accufacts' products and services mix. PCE Valuations also considered the current economic climate, Accufacts' position within its industry and its markets, and the risks associated with Accufacts' continuing operations. In addition, PCE Valuations analyzed Accufacts' financial characteristics, including book value, historical and projected earnings, and other operating data and business and audited financial information contained in Accufacts' periodic reports filed with the Securities and Exchange Commission. PCE Valuations also analyzed, to the extent publicly available, the financial characteristics of specific merger transactions involving other reasonably comparable companies operating within the same industry, as well as the operational and financial characteristics, to the extent publicly available, of other reasonably comparable publicly traded companies operating within the same industry. PCE Valuations analyzed the cash consideration to be received by all stockholders for their shares of common stock ($0.75 per share), and the financial terms of the merger in the context of the analyses described above and in relation to the current and historical market prices and trading volumes of Accufacts' common stock.

      In its final analysis, PCE considered the fairness, from a financial point of view, to the holders of the common stock of Accufacts of the cash merger consideration to be received, based upon its overall analysis of the value of Accufacts common stock, considering analyses applying market, income, and assets approaches to valuation, as well as analyses of the trading history of the shares of Accufacts.

      Based upon the foregoing financial factors examined by PCE Valuations and business considerations outlined elsewhere in this proxy, the board of directors has determined that the merger and the terms of the merger agreement are in the best interest of all stockholders (affiliated and unaffiliated) of Accufacts.

Important Federal Income Tax Consequences

      This section discusses the material United States federal income tax consequences of the merger to Accufacts stockholders whose shares of Accufacts common stock are surrendered in the merger in exchange for the right to receive cash consideration of $0.75 per share. The discussion below applies only to Accufacts stockholders that hold Accufacts common stock as capital assets at the time of the merger, and the discussion may not apply to stockholders that are subject to special tax rules, such as financial institutions, insurance companies, dealers in securities, persons that mark-to-market their securities, persons that hold common stock as part of a "straddle," "hedge" or "synthetic security transaction" (including a "conversion" transaction), persons with a "functional currency" other than the U.S. dollar, retirement plans and tax-exempt organizations, stockholders who acquired Accufacts common stock pursuant to the exercise of stock options, pursuant to participation in an employee stock purchase plan or otherwise as compensation, or stockholders that are nonresident alien individuals, foreign corporations, foreign partnerships, foreign trusts or foreign estates. The discussion below is based upon federal income tax laws as now in effect and interpreted and does not take into account possible changes in these tax laws or interpretations, any of which may be applied retroactively. The discussion does not include any description of the tax laws of any state, local or foreign government that may apply to Accufacts stockholders.

      THIS SECTION DOES NOT DISCUSS ALL ASPECTS OF FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO A PARTICULAR ACCUFACTS STOCKHOLDER IN LIGHT OF THE STOCKHOLDER'S PARTICULAR CIRCUMSTANCES AND INCOME TAX SITUATION. EACH STOCKHOLDER SHOULD CONSULT HIS, HER OR ITS OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND CHANGES TO THOSE LAWS.

      For federal income tax purposes, an Accufacts stockholder generally will recognize capital gain or capital loss equal to the difference between the cash received by the stockholder pursuant to the merger and the stockholder's adjusted tax basis in the shares of Accufacts common stock surrendered pursuant to the merger. If at the time of the merger, a non-corporate stockholder has held his or her shares of Accufacts common stock for more than one year, any gain recognized generally will be subject to federal income tax at a maximum rate of 15%. If a stockholder has held shares of common stock for one year or less at the time of the merger, any gain will be subject to federal income tax at the same rate as ordinary income, unless offset by other losses. Any capital loss generally will be applied to offset the stockholder's capital gains, if any, from other transactions. For non-corporate stockholders, any amount of capital loss in excess of capital gain in any year generally is deductible against ordinary income only to the extent of $3,000, but any net capital loss in excess of $3,000 may be carried forward to subsequent taxable years.

      For corporations, capital gain is taxed at the same rate as ordinary income, and capital loss in excess of capital gain is not deductible. Corporations, however, generally may carry back capital losses up to three taxable years and carry forward capital losses up to five taxable years.

      Cash consideration received by Accufacts stockholders in the merger may be subject to backup withholding. Backup withholding generally will apply only if the stockholder fails to furnish a correct social security number or other taxpayer identification number, or otherwise fails to comply with applicable backup withholding rules and certification requirements. Corporations generally are exempt from backup withholding. Any amounts withheld under the backup withholding rules will be allowed as a credit against the stockholder's federal income tax liability and may entitle the stockholder to a refund, provided the stockholder furnishes specified required information to the Internal Revenue Service.

Interest of Certain Persons in the Merger

      In considering the recommendations of the special committee and board of directors to adopt the merger agreement and to approve the merger and the transactions contemplated by the merger agreement, you should be aware that certain executive officers and directors of Accufacts have interests in the merger that are different from your interests as stockholders generally. Those interests may present them with actual or potential conflicts of interest in connection with the merger. The Accufacts special committee and board of directors were aware of these interests and considered them along with the other matters summarized above. These interests include:

      o Philip Luizzo, Chairman of the Board, Chief Executive Officer and President of Accufacts, currently has an employment agreement with Accufacts under which he is entitled to receive a payment equal to his current base salary for the remainder of his agreement or one year's salary, whichever is the greater of the two in the event there is a change of control of Accufacts in which a person or entity becomes the beneficial owner of more than fifty percent (50%) of the voting stock of Accufacts, other through the sale of shares held by Mr. Luizzo. In connection with the merger, First Advantage has agreed to cause Accufacts to pay to Mr. Luizzo upon the effective date of the merger, a change of control payment. Following the contemplated merger, Mr. Luizzo would be entitled to a payment of $1.3 million for a change of control under the terms of his current agreement, however Mr. Luizzo has agreed to reduced change of control payment of $1.1 million. Mr. Luizzo fully disclosed the terms of his employment agreement and his proposed agreement with First Advantage to the board of directors of Accufacts prior to the Accufacts board's consideration of the merger. Due to the existence of these agreements and the fact that Mr. Luizzo holds approximately 56% of the issued and outstanding stock, Mr. Luizzo abstained from votes taken by Accufacts' board to approve the merger. The disinterested members of Accufacts' board, which constitute a majority of its members, acting upon a unanimous recommendation of its special committee, unanimously approved the merger.

Deregistration of Accufacts Common Stock after the Merger

      When the merger is completed such that all holders of Accufacts shares (other than those who have exercised dissenters' rights) have exchanged their Accufacts shares for cash, the shares of Accufacts common stock will be delisted from the OTC Bulletin Board, and it is anticipated that there will cease to be a trading market for the common stock of Accufacts following the merger transaction. In addition, immediately following the effective time of the merger, Accufacts will file a certification under section 12(g)(4) of the Securities and Exchange Act of 1934, as amended, with the Securities and Exchange Commission seeking to discontinue its periodic reporting requirements under the Exchange Act.

                        THE AGREEMENT AND PLAN OF MERGER

      The following is a summary of the material terms of the merger and the merger agreement. Because this description of the merger agreement is a summary, it may not contain all the information that may be important to you. You should read carefully the entire copy of the merger agreement, which, with the exception of schedules and exhibits, is attached as Appendix A to this proxy statement, before you decide how to vote.

      The merger agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about Accufacts. The merger agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the merger agreement. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the merger agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in Accufact's public disclosures. This information may be found elsewhere in this proxy statement and in the other public filings that Accufacts makes with the SEC.

Effective Time of the Merger

      The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or a later date as is specified in the certificate of merger. The filing of the certificate of merger will occur as soon as practicable after the closing of the merger.

Effect of the Merger

      At the time of the merger, a wholly-owned subsidiary of First Advantage Corporation, named "Accufacts Acquisition, LLC," will be merged into Accufacts. The surviving entity will be Accufacts which will become a wholly-owned subsidiary of First Advantage Corporation. Concurrent with the merger, the current executive officers and directors of Accufacts will resign, and the officers and directors of Accufacts Acquisition, LLC, as in effect immediately prior to the effective time of the merger, will become, from and after the effective time of the merger, the officers and directors of the surviving entity. Immediately following the effective time of the merger, Accufacts will file a certification under section 12(g)(4) of the Securities and Exchange Act of 1934, as amended, with the Securities and Exchange Commission seeking to discontinue its periodic reporting obligations under the Exchange Act. It is also anticipated that there will cease to be a trading market for the common stock of Accufacts following the merger transaction.

Consideration Offered to Securityholders

      Immediately prior to the effective time of the merger, all issued and outstanding shares of Accufacts common stock will be converted into the right to receive an amount in cash equal to $0.75 per share payable to the holder without interest upon surrender of the certificates formerly representing the shares of Accufacts common stock. Upon consummation of the merger contemplated by the merger agreement, all holders of issued and outstanding shares of common stock of Accufacts who have not exercised their dissenters' rights will be entitled to receive an amount in cash equal to $0.75 per share.

Representations and Warranties

The merger agreement contains customary representations and warranties of Accufacts and its subsidiary regarding the following matters:

      1.    their organization, standing and similar corporate matters;
      2. their authorization to execute, deliver and perform the merger agreement, the enforceability of the merger agreement against them, and the absence of conflicts, violations and defaults in connection with their performance of the merger agreement;
      3.    their capitalization;
      4.    their financial statements;
      5.    the absence of any undisclosed liabilities;
      6.    the filing of their tax returns and the payment of taxes by them;
      7.    their accounts receivable and accounts payable;
      8. the absence of any changes in either of their businesses since September 30, 2005;
      9.    the accuracy of their minute books and records;
      10.   their real property;
      11. condition and sufficiency of their assets; 12. their employee benefit plans;
      13.   their compliance with laws and governmental authorizations;
      14. the absence of any pending or threatened legal proceedings against them;
      15. the absence of certain changes and events on the part of either Accufacts or its subsidiary;
      16. their material agreements and their compliance with those material agreements;
      17.   their insurance policies;
      18.   environmental matters pertaining to them;
      19.   their employees;
      20.   their labor relations;
      21.   intellectual property matters pertaining to them;
      22.   the absence of certain payments by them;
      23.   their relationships with related persons;
      24. brokers' fees and expenses incurred by them in connection with the merger agreement;
      25.   their deposit accounts;
      26.   the conduct of their business and the use of their name;
      27.   the absence of restrictions on their business activities;
      28.   their outstanding indebtedness;

      29.   their material clients and contractors;
      30.   the receipt of a fairness opinion from Accufacts' financial advisor;
      31. the required vote of its stockholders to approve and adopt the merger and the merger agreement; and
      32. the accuracy of information provided to First Advantage Corporation and Accufacts Acquisition, LLC

      The merger agreement also contains customary representations and warranties of First Advantage Corporation and Accufacts Acquisition, LLC regarding the following matters:

      1.    organization, standing and similar corporate matters;
      2.    authorization to execute, deliver and perform the merger agreement and the enforceability of the merger agreement against them;
      3.    the absence of any pending or threatened legal proceedings against them;
      4. brokers' fees and expenses incurred by them in connection with the merger agreement;
      5. the continuing effectiveness of the confidentiality and non-disclosure agreement;
      6.    the absence of dealings in the stock of Accufacts; and
      7. the accuracy of information provided by First Advantage and Accufacts Acquisition, LLC.

      All representations and warranties are subject to various qualifications and limitations, and all such representations and warranties expire upon completion of the merger.

      The representations and warranties contained in the merger agreement are complicated and not easily summarized. You are urged to read carefully Article III of the merger agreement entitled "Representations and Warranties of the Company" and Article IV of the merger agreement entitled "Representations and Warranties of Parent and Merger Sub."

Vote Required for Approval of the Transaction

      The required vote necessary for the approval of the proposed transaction, assuming a quorum of all issued and outstanding shares (50%) of the Company is present in person or represented by proxy at the special meeting, will be the affirmative vote of the holders of a majority of Accufacts' voting stock as of the record date. The vote of stockholders required is a majority of all stockholders, including affiliates, not merely a majority of unaffiliated Accufacts' stockholders.

Closing of the Merger

Unless the parties agree otherwise, the closing of the merger will take place as soon as practicable after the date on which all closing conditions have been satisfied or waived. We expect that the closing of the merger will take place shortly after the approval of Accufacts' stockholders at the special meeting.

Certain Covenants of Accufacts

Accufacts has agreed that, from the date of the merger agreement through the date of closing of the contemplated transaction, it and its subsidiaries will:

      1.    maintain its corporate existence in good standing;

      2.    maintain the general character of its business;

      3. use all reasonable best efforts to maintain in effect all of its existing insurance coverage, preserve its business organization substantially intact, keep the services of its principal employees and preserve its business relationships with its material suppliers and clients;

      4. permit First Advantage and its representatives full access to its management, books and records contracts, properties and operations; and

      5. in all respects conduct its business in the usual and ordinary course consistent with past practices and perform in all material respects, all contracts with banks, clients, suppliers, employees and others.

Accufacts has agreed that, prior to the closing of the merger, subject to certain exceptions, including provisions which permit Accufacts or its subsidiaries to conduct its respective businesses in accordance with prior practices, neither it nor its subsidiaries will, without the prior written consent of First Advantage:

      1. amend or otherwise modify its certificate of incorporation or bylaws;

      2. issue or sell any shares of capital stock, options or other convertible securities, alter any term of its outstanding securities or make any change in its capitalization;

      3.    mortgage, pledge or grant a security interest in any of its assets;

      4. declare or pay any dividend or other distribution with respect to its capital stock;

      5.    redeem purchase or acquire directly or indirectly any capital stock;

      6. increase the compensation of any of its directors, consultants or other employees who hold management positions;

      7. adopt or amend any employee benefit plan or severance plan or enter into any collective bargaining agreement;

      8.    terminate or modify any contract;

      9. incur or assume indebtedness for borrowed money or guarantee any obligation or the net worth of any person in an aggregate amount in excess of $25,000;

      10.   discharge or satisfy any encumbrance;

      11. pay any material obligation or liability, whether due or to become due except for previously disclosed current liabilities;

      12. sell, transfer, lease or dispose of any of its properties or assets having a fair market value in the aggregate in excess of $25,000;

      13.   cancel, compromise or waive any material debt or claim;

      14.   make any loan or advance to any person;

      15. acquire any capital stock or other securities of another corporation or ownership interest in any other business enterprise;

      16. make any non-budgeted capital expenditure or capital addition or betterment exceeding $50,000 in the aggregate;

      17.   change its method of accounting, accounting principles or practices;

      18. settle any litigation or any action or proceeding before any governmental authority relating to it or its property;

      19. commit to provide services for an indefinite period of time or for a period of more than 12 months;

      20. make any tax election inconsistent with past practice or settle or compromise any material tax liability;

      21. enter into any arrangement with any affiliate other than a subsidiary;

      22.   fail to maintain adequate insurance coverage;

      23. waive, write off or compromise any account receivable in excess of $25,000, or $50,000 in the aggregate; or

      24. take any action or omit to take any action that would result in a breach of Accufacts' covenants or would cause any of its representations or warranties to be inaccurate.

Accufacts has agreed to use its reasonable best efforts to satisfy the closing conditions to the merger that are within its control.

Accufacts has also agreed to cooperate with First Advantage Corporation with respect to filings with regulatory authorities required to be made to carry out the contemplated transaction as well as to use its best efforts to obtain as promptly as practicable all consents, authorizations, approvals and waivers required to consummate the transaction.

Certain Covenants of First Advantage Corporation and Accufacts Acquisition, LLC.

First Advantage Corporation and Accufacts Acquisition, LLC have agreed to use their reasonable best efforts to satisfy the closing conditions to the merger that are within their control.

First Advantage Corporation and Accufacts Acquisition, LLC have agreed to cooperate with Accufacts with respect to filings made with regulatory authorities required to be made to carry out the contemplated transactions.

No Solicitation by Accufacts

The merger agreement provides that Accufacts and its affiliates must promptly discontinue any negotiations with any parties other than First Advantage Corporation concerning any acquisition offers. An acquisition offer includes any inquiries or proposals for a merger, consolidation, sale of substantial assets, sale of shares of capital stock or other securities (including by way of a tender offer) or similar transaction. Until the merger is completed or the merger agreement is terminated, neither Accufacts nor any of its subsidiaries or affiliates may:

      1. solicit, initiate, encourage or take any actions to facilitate any acquisition offers;

      2. engage in discussions or negotiations or provide any non-public information to any person relating to any possible acquisition offer; or

      3. agree to enter into a letter of intent or similar document or recommended acquisition offer.

The merger agreement does not prevent Accufacts or its board of directors, to the extent its board determines in good faith and on a reasonable basis by a majority vote, that such board of directors' fiduciary duties under applicable law require it to do so, from:

      1. furnishing non-public information to or entering into discussions or negotiations with any person in connection with an unsolicited bona fide written acquisition offer or recommending an unsolicited bona fide written acquisition offer to the stockholders of Accufacts; if:

            a. the board of directors determines in good faith that the acquisition offer is reasonably capable of being completed on the terms proposed and would result in a transaction more favorable to Accufacts' stockholders from a financial point of view than the merger with First Advantage Corporation and the board of directors in good faith determines that the action is necessary to comply with its fiduciary duties to stockholders; and

            b. prior to furnishing such non-public information or entering into a discussion or negotiations, the board receives an executed confidentiality agreement, any non-public information provided under the confidentiality agreement to the third party must have also been previously delivered to First Advantage Corporation, and Accufacts advises First Advantage Corporation in writing of these disclosures, discussions or negotiations.

      2. complying with Rules 14d-9 and 14e-2 under the Securities and Exchange Act of 1934 with regard to an acquisition offer.

In addition, Accufacts has agreed that if its board of directors receives an acquisition offer, then Accufacts will promptly inform First Advantage Corporation of the terms and conditions of the proposal and the identity of the person making it. Accufacts has agreed not to accept or enter into any agreement, letter of intent or similar document concerning any acquisition offer for a period of at least 24 hours after First Advantage Corporation's receipt of the notice. During this 24-hour period, Accufacts has agreed to negotiate with First Advantage Corporation in good faith any proposal submitted to Accufacts by First Advantage Corporation which address the third-party acquisition offer.

Conditions to Completion of the Merger

The obligations of First Advantage Corporation and Accufacts Acquisition, LLC to effect the merger are subject to the satisfaction or waiver of each of the following conditions:

      1. each of Accufacts' and Accufacts' subsidiaries' representations and warranties which are not qualified as to materiality will be complete and correct as of the date of the merger agreement and will be complete and correct in all material respects as of the closing date of the merger, and each of Accufacts' and Accufacts' subsidiaries' representations and warranties which are qualified as to materiality will be complete and correct as of the date of the merger agreement and will be complete and correct in all respects as of the closing date of the merger;

      2. Accufacts will have complied in all material respects with each covenant, agreement and condition required by the merger agreement to be performed or complied with prior to or on the closing date of the merger;

      3. there will have occurred no material adverse change which, individually or in the aggregate, may result in a material adverse effect with respect to Accufacts or its subsidiaries;

      4. First Advantage Corporation and Accufacts Acquisition, LLC will have received a certificate executed on behalf of Accufacts confirming satisfaction of these above-listed conditions;

      5. no order of any governmental authority shall be in effect that restrains or prohibits the transaction contemplated by the merger agreement or affect First Advantage Corporation's ownership or operation of Accufacts' business;

      6. all material consents, waivers and approvals required to be obtained and/or made by Accufacts will have been made or obtained except where the failure to receive such consents, waivers or approvals authorizations or orders would not reasonably be expected to have a material adverse effect;

      7. Accufacts' stockholders will have adopted the merger agreement and approved the merger and transactions contemplated by the merger agreement;

      8. holders of not more than 10% of the issued and outstanding common stock of Accufacts will have exercised appraisal rights with respect to the merger;

      9. First Advantage Corporation and Accufacts Acquisition, LLC will have received the resignations of all officers and directors of Accufacts and its subsidiaries;

      10. the non-compete agreement entered into between Philip Luizzo and First Advantage Corporation will be in full force and effect;

      11. the employment agreement entered into between Philip Luizzo and First Advantage Corporation will be in full force and effect;

      12. First Advantage Corporation will have received from Accufacts an executed certification and notice meeting the requirements of
            Section 897 and 1145 of the Internal Revenue Code of 1986, as amended;

      13. Accufacts will have terminated all shareholder rights and registration rights agreements and all employment agreements; and

      14.   Accufacts will have discharged all indebtedness.

The obligation of Accufacts to effect the merger are subject to the satisfaction or waiver of each of the following conditions:

      1. each of First Advantage Corporation's and Accufacts Acquisition, LLC's representations and warranties which are not qualified as to materiality will be complete and correct as of the date of the merger agreement and will be complete and correct in all material respects as of the closing date of the merger, and each of First Advantage Corporation's and Accufacts Acquisition LLC's representations and warranties which are qualified as to materiality will be complete and correct as of the date of the merger agreement and will be complete and correct in all respects as of the closing date of the merger;

      2. First Advantage Corporation and Accufacts Acquisition, LLC, shall have performed and complied in all material respects with each covenant, agreement and condition required to be performed or complied by them prior to the closing date of the merger;

      3. Accufacts will have received certificates executed on behalf of First Advantage Corporation and Accufacts Acquisition, LLC confirming satisfaction of these above-listed conditions;

      4. no order of any governmental authority prohibiting the merger will be in effect or written advice received by any party seeking to invalidate or restrain the merger.

Termination

The merger agreement provides that at any time prior to the effective time of the merger, the merger agreement may be terminated in any of the following ways:

      1.    by mutual consent of First Advantage Corporation and Accufacts;

      2. by First Advantage Corporation, Accufacts Acquisition, LLC or Accufacts if the effective time of the merger shall not have occurred by June 30, 2006, unless such failure shall be due to a material breach of any representation or warranty, or the non-fulfillment in an material respect, and failure to cure such non-fulfillment within ten (10) business days following receipt by such party of notice of such breach or nonfulfillment, of any covenant or agreement contained in the merger agreement on the part of the party or parties seeking to terminate the merger agreement;

      3. by First Advantage Corporation alone if there has been a material misrepresentation by Accufacts or a material breach on the part of Accufacts of any of its warranties, covenants or agreement set forth in the merger agreement or if there is a material failure on the part of Accufacts to comply with any of its obligations under the merger agreement;

      4. by Accufacts alone if there has been a material misrepresentation by First Advantage Corporation or Accufacts Acquisition, LLC or material breach on the part of First Advantage Corporation or Accufacts Acquisition, LLC of any of their warranties, covenants or agreements set forth in the merger agreement, or if there is a material failure on the part of First Advantage Corporation or Accufacts Acquisition, LLC to comply with any of their obligations under the merger agreement;

      5. by either First Advantage Corporation or Accufacts if a governmental authority shall have issued a non-appealable final order, decree or ruling or taken any other non-appealable final action permanently restraining, enjoining or otherwise prohibiting the merger;

      6. by either First Advantage Corporation or Accufacts if the requisite vote of stockholders of Accufacts approving the merger shall have not been obtained, however, the right to terminate the merger agreement by Accufacts under these circumstances shall not be available to Accufacts when the failure to obtain stockholder approval shall have been caused by the action or failure to act by Accufacts and such action or failure to act constitutes a material breach by Accufacts of the merger agreement;

      7. by Accufacts if it proposes to accept an acquisition offer from a third party in accordance with the terms of the merger agreement;

      8. by First Advantage Corporation if the board of Accufacts or special committee of Accufacts shall have withdrawn or modified its approval or recommendation of the merger or the adoption of the merger agreement; or

      9. by First Advantage, should in its sole discretion elect to terminate in accordance with the terms of the merger agreement.

If the merger agreement is terminated, the merger will be abandoned and all obligations of all parties under the merger agreement will terminate and there will be no liability, except for the payment of a termination fee and termination expenses, any liability of a party for breaches of representations, warranties, covenants or agreements under the merger agreement, and except as otherwise provided in the merger agreement.

Termination Fees and Expenses

The merger agreement provides that Accufacts shall pay First Advantage Corporation a termination fee of $900,000 in the event the merger agreement is terminated by Accufacts if it proposes to accept an acquisition offer from a third party in accordance with the terms of the merger agreement.

In addition, Accufacts shall pay up to $100,000 of First Advantage Corporation's and Accufacts Acquisition LLC's out-of-pocket expenses incurred in connection with the merger agreement, within five business days following the termination of the merger agreement by First Advantage Corporation for any of the following reasons:

      1. if Accufacts accepts an acquisition offer from a third party in accordance with the terms of the merger agreement; or

      2. if the board of directors or the special committee of Accufacts withdraws or modifies its approval or recommendation of the merger or the adoption of the merger agreement.

First Advantage Corporation shall pay up to $100,000 of Accufacts' out-of-pocket expenses incurred in connection with the merger agreement within five business days following its unilateral election to terminate the merger agreement.

Indemnification

The merger agreement provides that the present and former directors, officers and employees of Accufacts will be entitled, for a period of three years following the effective time of the merger, to the same provisions with respect to indemnification in the certificate of incorporation and by-laws of the surviving corporation as those set forth in the certificate of incorporation and by-laws of Accufacts in effect on the effective date of the merger agreement. The merger agreement also provides that, for a period of three years after the effective time of the merger agreement, First Advantage Corporation and Accufacts will maintain directors and officers liability insurance covering those persons who on the effective date of the merger agreement are covered by directors and officers liability insurance policies maintained by Accufacts on terms substantially similar to those terms under the current policies. The amounts to be expended by First Advantage Corporation or Accufacts for the directors and officers liability insurance shall not exceed 100% of the annual premiums currently paid by the Company and its subsidiaries for such insurance.

Amendment and Modification

Generally, the merger agreement may be amended, and any provision or default under the merger agreement, may be waived at any time by a written agreement executed by the party to be charged with the amendment or the waiver. After the merger agreement has been approved by the stockholders of Accufacts, however, it may be amended only as permitted by Delaware law.

                   DESCRIPTION OF FIRST ADVANTAGE CORPORATION

      First Advantage Corporation, a Delaware corporation (NASDAQ: FADV), is a global risk mitigation and business solutions provider. First Advantage's operations are divided into six business segments:

      o LENDER SERVICES -- First Advantage's Lender Services segment provides specialized credit reports for mortgage lenders throughout the United States. First Advantage believes that it is the largest provider of credit reports to the United States mortgage lending industry, based on the number of credit reports issued. In preparing its merged credit reports for mortgage lenders, First Advantage obtains credit reports from at least two of the three United States primary credit bureaus, merges and summarizes the credit reports and delivers its report in a standard format acceptable to mortgage loan originators and secondary mortgage purchasers.

      o DATA SERVICES -- First Advantage's Data Services segment offers motor vehicle records, transportation industry credit reporting, fleet management, supply chain theft and damage mitigation consulting, consumer location, criminal records reselling, subprime credit reporting, consumer credit reporting services and lead generation.

      o DEALER SERVICES -- The Dealer Services segment provides specialized credit reports, credit automation software, and lead generation services to auto dealers and lenders. These reports may be derived from credit reports obtained from one or more of the three United States credit bureaus and may be specially formatted for ease of use by the creditor or to facilitate interpretation by a consumer. The segment provides comprehensive solutions that help organizations meet their lending, leasing and other consumer credit automation needs. By delivering innovative systems, services and data solutions, First Advantage helps companies reduce risk, decrease costs and improve service.

      o EMPLOYER SERVICES -- First Advantage's Employer Services segment helps thousands of companies in the United States and abroad manage risk with our employment screening, occupational health, tax incentive and services hiring solutions.

      o MULTIFAMILY SERVICES -- First Advantage's Multifamily Services segment helps thousands of companies in the United States manage risk with resident screening services.

      o INVESTIGATIVE AND LITIGATION SUPPORT SERVICES -- The Investigative and Litigation Support Services segment provides corporate litigation and investigative services. Products and services provided by the segment include: surveillance services, field interviews, computer forensics, electronic discovery, due diligence reports and other high level investigations.

First Advantage's principal executive office is located at One Progress Plaza, Suite 2400, St. Petersburg, Florida 33701. Its telephone number is (727) 214-3411. You may obtain additional information about First Advantage on its website at www.fadv.com or in its various filings with the Securities and Exchange Commission.

                            DESCRIPTION OF ACCUFACTS

Accufacts is primarily engaged in researching and providing decision support information to our clients, generally Human Resources (HR) departments of corporations. These services typically include pre-employment background checks and screenings of new hire candidates and/or employees. The background information products and services currently provided by Accufacts include:

      o     Criminal history checks
      o     Credit reports
      o     Social Security number verifications

      o     Driving record histories
      o     Previous employer verifications
      o     Education verifications
      o     Professional reference verifications
      o     Professional license verifications
      o     Federal criminal/civil searches
      o     Drug Testing
      o     Exit Interviews

Accufacts believes that employers increasingly are realizing the benefits of conducting thorough background checks of candidate employees not only because of the desire to help assure a better quality employee, but also to mitigate the risks of potential negligent hiring lawsuits. Additionally, many companies and organizations are discovering that their increasing security concerns may be addressed by conducting background checks and screenings.

Accufacts has approximately 850 clients located throughout the United States. During each of the last two fiscal years, sales of the Company's products and services were made in all 50 states.

Markets

Accufacts markets its pre-employment/decision support products and services to corporations and organizations throughout the United States. Many small firms are first-time users of these services. However, most mid-size and especially larger companies have a history of contracting for Accufacts' products and services.

In general, certain types of business and industry sectors lend themselves strongly to utilizing pre-employment screenings and other related services. Overall, these sectors may include:

      o     High technology
      o     Health care
      o     Retail
      o     Manufacturing
      o     Services
      o     Information technology
      o     Food/hospitality
      o     Government, both federal and state organizations.

Products and Services

Accufacts' products and services are designed to verify job applicant background information and provide research results to facilitate the HR decision processes. The Company sees itself as a partner with the client in optimizing decisions. Our clients may request and receive records by telephone, mail, and facsimile or through our Web site. Clients may also receive results via our proprietary decision support software or a modem-equipped personal computer/terminal to access our on-line order-placing network. This network is available 24 hours a day, seven days a week. We license our software to our clients free of charge.

The prices charged to customers for reports prepared by Accufacts vary in price from a few dollars to over $75.00 depending upon the type(s) and location(s) of the research requested by the client. The resulting reports may be viewed on-line or printed. The reports also remain in our host computer system for two years and are available to the client at no additional cost during that period.

Our in-house computer host system consists of automated, networked PCs running Window NT, using SQL data bases which automatically read orders out to our agents and/or to third party databases for automatic processing. In addition, Accufacts operates its Internet-based consumer order entry system with the same automatic computer system, thereby reducing turnaround time and operating costs.

Accufacts' network agent system currently consists of individuals and small companies located throughout the United States. The agents are engaged as independent contractors, who are paid a fee on a per document, per day, or monthly basis. The number of agents in each state or locality depends on the size, population density, number of counties, and the respective organization/structure of the court files and documentation systems.

Accufacts currently offers an extensive range of products and services. Among those most commonly requested by clients are:

      o Criminal History Checks - Searches in selected geographical areas for the presence of a criminal record. This background information is available statewide from 32 states or from all 3,300 counties in the United States on a county-by-county basis. The remaining 18 states do not have an accessible statewide depository for this type of information. This information is retrieved through our network agent system, computer access directly into the states and certain counties or, in some instances, by facsimile, mail and telephone.

      o Motor Vehicle Reports - Confirms driving records. This background information is retrieved by Accufacts through a non-affiliated third party and is available from all 50 states, the District of Columbia, and Puerto Rico. The same information can be obtained directly by Accufacts from the source or from other non-affiliated third parties. These reports and the credit reports discussed below are the only two products for which we serve as a broker.

      o Credit Information - This background information is a special form of a common "credit report" designed for employment purposes only. We serve as a broker for this information for all three of the major credit bureaus (Equifax, TRW and TransUnion) and retrieve the information from these credit bureaus through proprietary software that we developed and own. Our clients may order reports from any combination of the three credit bureaus.

      o Social Security Number Verifications - This report will verify the issue date and name associated with the reported number. It will also indicate if the number has been reported deceased or not issued as of a certain date. The report may also reveal other names, including, "also-known-as" or maiden names, and/or addresses previously or currently used by the applicant.

      o Employment Verifications - Pursuant to the client's requirements, this report can include a complete verification of all previous employers, or a review of the most recent two or three positions held.

      o Education Verifications - This report contains the applicant's academic history including: name of institution, dates of attendance, major course of study and the type of degree(s) received by the individual.

      o Professional License Verifications - Professional licenses in most states may be verified to include physicians, registered nurses, dentists, chiropractors, physical therapists, attorneys, certified public accountants, et al.

      o Professional/Personal Reference Verifications - This report is based on an interview of a co-worker or personal reference as provided by the applicant. The co-worker or personal reference is questioned as to the length and nature of their relationship with the applicant and the applicant's skills and work ethic.

      o Federal Searches - This search consists of a check for criminal and civil filings in a federal district identified by the client, or the district of residence as identified by us. This search will reveal criminal and civil information that has not been purged, sealed or expunged by the court and generally involves a two to four-year time frame from the date of the offense.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, to the best knowledge of Accufacts, as of March 31, 2006, certain information regarding the beneficial ownership of Accufacts with respect to (1) each beneficial owner of more than five percent (5%) of the outstanding common stock of Accufacts, (2) each director and named executive of Accufacts; and (3) all of the directors and officers of Accufacts as a group.

      Unless otherwise noted, all shares are beneficially owned and the sole voting and investment power is held by the persons/entities indicated.

                                                                       % OF
                                   SHARES OF          TOTAL           COMMON
                                    COMMON       BENEFICIAL(1)(2)      STOCK
NAME OF BENEFICIAL OWNER             STOCK          OWNERSHIP       OUTSTANDING

Philip Luizzo                      3,770,000        3,770,000          56.09%
2180 West State Road
Suite 4150 Longwood FL 32779

Anthony Luizzo                        10,754           --          Less than 1%
2180 West State Road
Suite 4150 Longwood FL 32779

John Svedese                          10,754           --          Less than 1%
2180 West State Road
Suite 4150 Longwood FL 34779

All current directors and
executive officers
   as a group (3)                  3,791,508        3,791,508          56.41%

(1) Based in part upon ownership/beneficial ownership reports as filed with the Securities and Exchange Commission and provided to Accufacts.

(2)   Computed on the basis of 6,721,913 shares of common stock outstanding.

                   DISSENTING STOCKHOLDERS RIGHTS OF APPRAISAL

      Delaware law provides that you will be entitled to appraisal rights as a result of the merger. Holders who wish to seek appraisal rights must follow required procedures, including filing notices with Accufacts and either abstaining from or voting against adoption of the merger agreement and approval of the merger and the transactions contemplated by the merger agreement. If you dissent from the merger or seek appraisal rights and follow the required procedures, you will not receive the $0.75 per share cash price. Instead your only right will be to receive the appraised value of your shares of Accufacts common stock in cash.

      The following are summaries of the principal steps a stockholder must take to perfect appraisal rights under Delaware law. We have attached the applicable provisions of Delaware law related to appraisal rights to this proxy statement as Appendix C.

      Any holder of shares of Accufacts common stock contemplating exercising appraisal rights under Delaware law should consult with his or her own legal counsel to determine the procedure for exercising those rights.

Appraisal Rights under Delaware Law

      The following is a summary of the principal steps an Accufacts stockholder must take to perfect appraisal rights under Section 262 of the Delaware General Corporation Law (which may be referred to in this proxy statement as the "DGCL"). Because the description of appraisal rights in this proxy statement is a summary, it does not contain all the information that may be important to you. A copy of Section 262 of the DGCL is attached to this proxy statement as Appendix D. We note that any Accufacts stockholder contemplating the exercise of appraisal rights is urged to review carefully these provisions and to consult an attorney, because appraisal rights will be lost if the procedural requirements under Section 262 of the DGCL are not fully and precisely satisfied. If appraisal rights are determined to be available for the merger, these rights will entitle the holder to require Accufacts Acquisition Corp. to purchase the holder's shares for cash at their fair market value.

      1. No Vote in Favor of the Merger. A vote in favor of the reorganization merger will constitute a waiver of appraisal rights. If an Accufacts stockholder delivers a blank proxy, Accufacts will vote the proxy in favor of the adoption of the merger agreement and approval of the merger and the transactions contemplated by the merger agreement, unless the proxy is revoked before the special meeting. Therefore, any Accufacts stockholder that intends to exercise appraisal rights under the DGCL and to vote by proxy should not leave the proxy blank. The stockholder should either vote against the adoption of the merger agreement and approval of the merger and the transactions contemplated by the merger agreement or abstain from voting on the adoption of the merger agreement and approval of the merger and the transactions contemplated by the merger agreement.

      2. Notification of Adoption of Merger Agreement and Approval of the Merger and the Transactions Contemplated by the Merger Agreement. Within 10 days after adoption of the merger agreement and approval of the merger and the transactions contemplated by the merger agreement by the Accufacts stockholders, Accufacts Acquisition must mail a notice of the adoption and approval to holders of shares of Accufacts common stock which were not voted in favor of the merger agreement, and who, prior to the special meeting, notified Accufacts that they intended to dissent as described in paragraph 1 above, together with notice of the effective date of the merger, a brief description of the procedures to be followed in order for the holder to pursue appraisal rights appears below, and a copy of Section 262 of the DGCL. Only a holder of record of shares of Accufacts common stock on the record date (or the holder's duly appointed representative) is entitled to exercise appraisal rights.

      3. Exercising Appraisal Rights. To exercise appraisal rights, the record holder of Accufacts common stock must not vote to adopt the merger agreement and approve the merger and the transactions contemplated by the merger agreement, and within 20 days after the date the approval notice is mailed to the holder, must deliver a written demand for purchase demanding that Accufacts Acquisition purchase the holder's shares of common stock. The written demand for purchase must be delivered to Accufacts Pre-Employment Screening, Inc. 2180 State Road 434, Suite 4150 Longwood, FL 32779.

      4. Appraisal Proceeding By Delaware Court.

            a. Filing of Petition

            Within 120 days after the effective date of the merger, Accufacts stockholders who wish to exercise appraisal rights and who have followed the procedures stated above may file a petition in the Court of Chancery in Delaware to demand a determination of the fair market value of their stock. Accordingly, it is the obligation of the Accufacts stockholders to initiate all necessary action to perfect their appraisal rights within the time period provided in
            Section 262 of the DGCL.

            b. Request for Statement Regarding Stockholders who seek Appraisal Rights

            Within 120 days after the effective date, any record holder of shares of Accufacts common stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from Accufacts a statement listing the total number of shares of common stock for which demands for appraisal have been received and the aggregate number of those shares. Accufacts Acquisition must mail these statements within 10 days after receiving the written request.

            c. Determination of "Fair Value"

            After determining the former holders of Accufacts common stock entitled to appraisal, the Delaware Court of Chancery will appraise the "fair value" of the shares of common stock. The fair value will exclude any element of value which is derived from the completion or the expectation of the merger, together with any fair rate of interest to be paid on the amount determined to be the fair value. Holders considering seeking appraisal should be aware that the fair value of their shares of common stock as determined under Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would otherwise receive in the merger if they did not seek appraisal of their shares of Accufacts common stock, which they would receive in the merger. The court will also determine the amount of interest, if any, to be paid on the amounts to be received by persons whose shares of Accufacts common stock have been appraised.

            d. Costs and Expenses Regarding the Appraisal

            The costs of the action may be determined by the court and taxed on the parties as the court considers equitable. The court may also order that all or a portion of the expenses incurred by any holder of common stock in connection with an appraisal, including reasonable attorneys' fees and the fees and expenses of experts hired in connection with the appraisal proceeding, to be charged proportionately against the value of all of the shares of common stock entitled to appraisal.

      5. Effect of Exercise of Appraisal Rights on Voting and Right to Dividends. Any stockholder who has duly exercised appraisal rights in compliance with Section 262 of the DGCL will not, after the effective time of the merger, be entitled to vote his or her shares for any purpose. These shares will not be entitled to the payment of dividends or other distributions, other than those payable or deemed payable to stockholders of record as of the date prior to the effective time of the merger.

      6. Loss, Waiver or Withdrawal of Appraisal Rights. If a holder of shares of Accufacts common stock who demands the purchase of shares under Section 262 of the DGCL fails to perfect, or effectively withdraws or loses the right to that purchase, that holder will be entitled to receive the consideration otherwise payable in the merger.

      Shares for which appraisal rights have been asserted lose their status if:

            a. the merger is abandoned;

            b. the shares are transferred prior to their submission for the required endorsement;

            c. the stockholder fails to make a timely written demand for purchase, along with a statement of fair market value;

            d. the shares are voted in favor of the adoption of the merger agreement and approval of the merger and the transactions contemplated by the merger agreement;

            e. the stockholder and Accufacts Acquisition do not agree upon the status of the shares as shares for which appraisal rights are sought or do not agree on the purchase price, but neither Accufacts Acquisition nor the stockholder files a complaint or intervene in a pending action within six months after mailing of the approval notice; or

            f. with Accufacts Acquisition consent, the stockholder delivers to Accufacts Acquisition a written withdrawal of the stockholder's written demand for purchase.

      For purposes of Section 262 of the DGCL, the fair market value of the Accufacts common stock will be determined as of the day before the first announcement of the terms of the merger, excluding any element of value arising from the accomplishment or expectation of the merger.

Any holder of shares of Accufacts common stock contemplating exercising appraisal rights under Delaware law should consult with his or her own legal counsel to determine the procedure for exercising these rights.

APPROVAL REQUIRED

Approval of this Proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company.

THE BOARD RECOMMENDS A VOTE FOR THE AGREEMENT AND PLAN OF MERGER. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE IN THEIR PROXIES.

                      GOVERNMENTAL AND REGULATORY APPROVALS

      Other than compliance with the Delaware General Corporation Law, Accufacts does not believe that any material federal or state governmental approvals or actions will be required for completion of the merger.

      Although no antitrust approvals are required to consummate the merger, at any time before the effective time of the merger, the Antitrust Division of the Department of Justice, the Federal Trade Commission or a private person or entity could seek under antitrust laws, among other things, to enjoin the merger and any time after the effective time of the merger, to cause First Advantage Corporation to divest itself, in whole or in part, of the surviving corporation of the merger. There can be no assurance that a challenge to the merger will not be made or that, if such challenge is made, First Advantage Corporation will prevail.

                              STOCKHOLDER PROPOSALS

      Accufacts will hold its 2006 annual meeting of stockholders only if the merger is not consummated. In the event that this meeting is held, any proposals of Accufacts stockholders intended to be presented at the 2006 annual meeting of Accufacts stockholders must be received by the Secretary of Accufacts no later than May 1, 2006 in order to be considered for inclusion in the Accufacts annual meeting information statement/proxy materials.

                                  OTHER MATTERS

      As of the date of this proxy statement, the Accufacts board of directors knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement. If any other matters shall properly come before either the special meeting or any adjournment or postponement of the special meeting to be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies to vote the shares represented by those proxies as to any of these matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the Accufacts board of directors.

      Accufacts incorporates by reference all items and matters contained in its Form 10-KSB for the Fiscal Year ended December 31, 2005 as filed with the Securities and Exchange Commission in addition to Form 10-QSB and Form 8-K Reports as filed with the Commission.

Dated April 24, 2006                      BY ORDER OF THE BOARD OF DIRECTORS
Longwood, Florida

                                          /s/ Philip Luizzo
                                          -----------------
                                          Philip Luizzo
                                          Chairman of the Board

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

                          Dated as of February 16, 2006

                                  By and Among

                          FIRST ADVANTAGE CORPORATION,

                           ACCUFACTS ACQUISITION, LLC,

                     ACCUFACTS PRE-EMPLOYMENT SCREENING, INC

                             AND OTHER NAME PARTIES

                              Table of Contents(1)

1.    DEFINITIONS..............................................................1

2.    THE MERGER; CLOSING......................................................5

   2.1       THE MERGER........................................................5
   2.2       EFFECTIVE TIME....................................................6
   2.3       EFFECTS OF THE MERGER.............................................6
   2.4       CERTIFICATE OF INCORPORATION......................................6
   2.5       BY-LAWS...........................................................6
   2.6       OFFICERS AND DIRECTORS OF SURVIVING CORPORATION...................7
   2.7       CONVERSION OR CANCELLATION OF SECURITIES..........................7
   2.8       PURCHASE OF OPTIONS...............................................8
   2.9       EXCHANGE OF COMPANY CAPITAL.......................................9
   2.10      NO FURTHER RIGHTS; STOCK TRANSFER BOOKS..........................10
   2.11      NO LIABILITY.....................................................10
   2.12      WITHHOLDING RIGHTS...............................................11
   2.13      SUBSEQUENT ACTIONS...............................................11

3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................11

   3.1       ORGANIZATION AND GOOD STANDING...................................11
   3.2       AUTHORITY; NO CONFLICT...........................................12
   3.3       CAPITALIZATION...................................................14
   3.4       FINANCIAL STATEMENTS; SEC FILINGS................................14
   3.5       NO UNDISCLOSED LIABILITIES.......................................16
   3.6       TAXES............................................................16
   3.7       ACCOUNTS RECEIVABLE; ACCOUNTS PAYABLE............................19
   3.8       NO MATERIAL ADVERSE CHANGE.......................................19
   3.9       BOOKS AND RECORDS................................................19
   3.10      TITLE TO PROPERTIES; ENCUMBRANCES................................20
   3.11      CONDITION AND SUFFICIENCY OF ASSETS..............................20
   3.12      EMPLOYEE BENEFITS................................................20
   3.13      COMPLIANCE WITH LAWS; GOVERNMENTAL AUTHORIZATIONS................21
   3.14      LEGAL PROCEEDINGS................................................22
   3.15      ABSENCE OF CERTAIN CHANGES AND EVENTS............................22
   3.16      CONTRACTS; NO DEFAULTS...........................................24
   3.17      INSURANCE........................................................26
   3.18      ENVIRONMENTAL MATTERS............................................26
   3.19      EMPLOYEES........................................................27
   3.20      LABOR RELATIONS..................................................27
   3.21      INTELLECTUAL PROPERTY............................................29
   3.22      ABSENCE OF CERTAIN PAYMENTS......................................31
   3.23      RELATIONSHIPS WITH RELATED PERSONS...............................31
   3.24      BROKERS OR FINDERS...............................................31
   3.25      DEPOSIT ACCOUNTS.................................................31
   3.26      CONDUCT OF BUSINESS; USE OF NAME.................................32
   3.27      RESTRICTIONS ON BUSINESS ACTIVITIES..............................32
   3.28      OUTSTANDING INDEBTEDNESS.........................................32

----------
(1) This Table of Contents is for refence only and is not part of the Agreement.

   3.29      CLIENTS AND CONTRACTORS..........................................32
   3.30      FAIRNESS OPINION.................................................33
   3.31      VOTING REQUIREMENTS..............................................33
   3.32      EMPLOYEE STOCK PURCHASE PLAN.....................................33
   3.33      PROXY STATEMENT..................................................33

4.    REPRESENTATIONS AND WARRANTIES OF PURCHASER AND MERGER SUB..............33

   4.1       ORGANIZATION AND GOOD STANDING...................................33
   4.2       AUTHORITY........................................................33
   4.3       LEGAL PROCEEDINGS................................................34
   4.4       BROKERS OR FINDERS...............................................34
   4.5       CONFIDENTIALITY AND NON-DISCLOSURE...............................34
   4.6       INTENTIONALLY DELETED............................................34
   4.7       NO TRANSACTIONS IN COMPANY STOCK.................................34
   4.8       COMPLIANCE WITH SEC REGULATIONS..................................34

5.    COVENANTS OF THE COMPANY................................................34

   5.1       NORMAL COURSE....................................................35
   5.2       CONDUCT OF BUSINESS..............................................35
   5.3       PREPARATION OF THE PROXY STATEMENT...............................37
   5.4       CERTAIN FILINGS..................................................39
   5.5       CONSENTS AND APPROVALS...........................................39
   5.6       BEST EFFORTS TO SATISFY CONDITIONS...............................39
   5.7       INTERCOMPANY PAYMENTS............................................39
   5.8       NOTIFICATION OF CERTAIN MATTERS..................................39
   5.9       NO SOLICITATION..................................................39
   5.10      TERMINATION OF STOCK OPTIONS.....................................43

6.    COVENANTS OF PURCHASER AND MERGER SUB...................................43

   6.1       CERTAIN FILINGS..................................................43
   6.2       BEST EFFORTS TO SATISFY CONDITIONS...............................43
   6.3       NOTIFICATION OF CERTAIN MATTERS..................................44
   6.4       CERTIFICATIONS...................................................44
   6.5       ASSIGNMENT AND ASSUMPTION OF AGREEMENTS..........................44

7.    CONDITIONS TO OBLIGATIONS OF PURCHASER AND MERGER SUB...................44

   7.1       REPRESENTATIONS AND WARRANTIES...................................44
   7.2       PERFORMANCE OF COVENANTS.........................................45
   7.3       LACK OF ADVERSE CHANGE...........................................45
   7.4       UPDATE CERTIFICATE...............................................45
   7.5       NO PROCEEDING....................................................45
   7.6       APPROVALS AND CONSENTS...........................................45
   7.7       INTENTIONALLY DELTED.............................................46
   7.8       STOCKHOLDER APPROVAL; DISSENTERS.................................46
   7.9       RESIGNATIONS.....................................................46
   7.10      EFFECTIVENESS OF AGREEMENTS......................................46
   7.11      FIRPTA CERTIFICATE...............................................46
   7.12      PROVIDING COLD COMFORT LETTER....................................46
   7.13      INTENTIONALLY DELETED............................................46
   7.14      TERMINATION OF EMPLOYMENT AGREEMENTS.............................46
   7.15      TERMINATION OF STOCK OPTIONS.....................................47
   7.16      DISCHARGE OF INDEBTEDNESS........................................47

8.    CONDITIONS TO OBLIGATIONS OF THE COMPANY................................47

   8.1       REPRESENTATIONS AND WARRANTIES...................................47
   8.2       PERFORMANCE OF COVENANTS.........................................47
   8.3       UPDATE CERTIFICATE...............................................47
   8.4       NO PROCEEDING....................................................47

9.    TERMINATION.............................................................48

   9.1       TERMINATION OF AGREEMENT.........................................48
   9.2       EFFECT OF TERMINATION............................................49
   9.3       TERMINATION FEES.................................................49

10.   INDEMNIFICATION.........................................................50

   10.1      RIGHT TO INDEMNIFICATION BY COMPANY..............................50
   10.2      INTENTIONALLY DELETED............................................50
   10.3      INSURANCE........................................................50
   10.4      SUCCESSORS.......................................................51
   10.5      SURVIVAL.........................................................51

11.   GENERAL PROVISIONS......................................................51

   11.1      EXPENSES.........................................................51
   11.2      PUBLIC ANNOUNCEMENTS.............................................51
   11.3      NOTICES..........................................................51
   11.4      JURISDICTION; SERVICE OF PROCESS.................................52
   11.5      FURTHER ASSURANCES...............................................52
   11.6      WAIVER...........................................................53
   11.7      ENTIRE AGREEMENT AND MODIFICATION................................53
   11.8      ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS...............53
   11.9      SEVERABILITY.....................................................53
   11.10     SECTION HEADINGS, CONSTRUCTION...................................53
   11.11     GOVERNING LAW....................................................54
   11.12     COUNTERPARTS.....................................................54

EXHIBIT A         FORM OF EMPLOYMENT AGREEMENT
EXHIBIT B         CONFIDENTIALITY AND NONDISCLOSURE AGREEMENT
EXHIBIT 5.10      OPTION CANCELLATION AGREEMENT
EXHIBIT 7.11      FIRPTA CERTIFICATE
EXHIBIT D         FORM NONCOMPETE AND NONSOLICITATION AGREEMENT

                          AGREEMENT AND PLAN OF MERGER

            AGREEMENT AND PLAN OF MERGER, dated as of February 16, 2006, among First Advantage Corporation ("PURCHASER"), a Delaware corporation and a party to this Agreement but not a constituent corporation in the Merger (as hereinafter defined), Accufacts Acquisition , LLC ("MERGER SUB"), a Delaware limited liability company and wholly-owned subsidiary of Purchaser, and Accufacts Pre-Employment Screening, Inc. (the "COMPANY"), a Delaware corporation.

            WHEREAS, Purchaser, Merger Sub and the Company intend to effect a merger of Merger Sub with and into the Company (the "MERGER") in accordance with this Agreement and the General Corporation Law of the State of Delaware (the "DGCL"); and

            WHEREAS, upon consummation of the Merger, Merger Sub will cease to exist, and the Company will become a wholly-owned subsidiary of Purchaser; and

            WHEREAS, a special committee of the Board of Directors of the Company constituted in connection with approving this Agreement and the Merger unanimously determined to recommend to the Board of Directors of the Company and to all of the Company's stockholders that this Agreement and the Merger be approved and adopted; and

            WHEREAS, the respective Boards of Directors of Purchaser, Merger Sub and the Company have approved this Agreement and the all transactions contemplated hereby, and deem it advisable and in the best interest of their respective stockholders to consummate the Merger on the terms and conditions hereinafter set forth; and

            WHEREAS, Purchaser, Merger Sub and the Company desire to make certain representations, warranties and agreements in connection with, and establish various conditions precedent to, the Merger.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. DEFINITIONS

            For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1:

            "ACCOUNTS RECEIVABLE"--as defined in Section 3.7.

            "ACQUISITION PROPOSAL"--as defined in Section 5.9(g).

            "AFFILIATE"--with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such other Person.

            "AGREEMENT"--this Agreement and Plan of Merger by and among Purchaser, Merger Sub and the Company.

            "BRINGDOWN CERTIFICATE"--as defined in Section 7.4.

            "BUSINESS DAY"--any day other than a Saturday or Sunday or a day on which banking institutions in the State of Florida are authorized or obligated by law to be closed.

            "CERTIFICATE"--as defined in Section 2.7(c).

            "CERTIFICATE OF MERGER"--as defined in Section 2.2.

            "CLOSING"--as defined in Section 2.1(b).

            "CLOSING DATE"--the date and time as of which the Closing actually takes place.

            "CODE"--the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder and successor laws or regulations.

            "COMPANY"--as defined in the first paragraph of this Agreement.

            "COMPANY COMMON STOCK"--as defined in Section 2.7(a).

            "COMPANY SEC DOCUMENTS"--as defined in Section 3.4(c).

            "CONTRACT"--any agreement, contract, obligation, promise or undertaking (whether written or oral and whether express or implied) that is legally binding.

            "CONVERTIBLE SECURITIES"--as defined in Section 3.3.

            "COPYRIGHTS"--as defined in Section 3.21(a).

            "DGCL"--as defined in the first paragraph of this Agreement.

            "DISCLOSURE SCHEDULE"--the disclosure schedule to this Agreement delivered by the Company to Purchaser and Merger Sub concurrently with the execution and delivery of this Agreement.

            "DISSENTING STOCKHOLDERS"--as defined in Section 2.7(g).

            "EFFECTIVE TIME"--as defined in Section 2.2.

            "EMPLOYEE BENEFIT PLAN"--as defined in Section 3.12(a).

            "EMPLOYMENT AGREEMENT"--is the employment agreement to be enterered into between Philip Luizzo and Purchaser, or an Affiliate of Purchaser substantially in the form set forth in Exhibit A.

            "ENCUMBRANCE"--any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

            "ENVIRONMENTAL CLAIMS"--as defined in Section 3.18.

            "ENVIRONMENTAL LAWS"--as defined in Section 3.18.

            "ENVIRONMENTAL PERMITS"--as defined in Section 3.18.

            "ERISA"--the Employee Retirement Income Security Act of 1974, as amended, or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

            "ERISA AFFILIATE"--as defined in Section 3.12(a).

            "EXCHANGE ACT"--the Securities Exchange Act of 1934, as amended, or any successor law.

            "FINANCIAL STATEMENTS"--as defined in Section 3.4(a).

            "GAAP"--generally accepted United States accounting principles, applied on a basis consistent with the basis on which the Financial Statements were prepared.

            "GOVERNMENTAL AUTHORITY"--any court, tribunal, authority, agency, commission, bureau, department, official or other instrumentality of the United States, any foreign country or any domestic, foreign, state, local, county, city or other political subdivision.

            "GOVERNMENTAL ORDER"--any order, ordinance, injunction, judgment, decree or writ issued by any Governmental Authority.

            "GROUP" as defined in Section 5.9(g).

            "INTELLECTUAL PROPERTY ASSETS"--as defined in Section 3.21(a).

            "INTERIM FINANCIAL STATEMENTS"--as defined in Section 3.4(a).

            "IRS"--the United States Internal Revenue Service or any successor agency and, to the extent relevant, the United States Department of the Treasury.

            "MARKS"--as defined in Section 3.21(a).

            "MATCHING BID" as defined in Section 5.9d(iii).

            "MATERIAL ADVERSE EFFECT"--as defined in Section 3.8.

            "MERGER"--as defined in the first paragraph of this Agreement.

            "MERGER CONSIDERATION"--as defined in Section 2.9(a).

            "MERGER SUB"--as defined in the first paragraph of this Agreement.

            "NON-COMPETE AGREEMENT" is the non-compete and non-solicatation agreement to be entered into between Purchaser and Phillip Luizzo in substantially the form attached hereto as Exhibit D.

            "NOTICE OF SUPERIOR PROPOSAL" as defined in Section 5.9(d).

            "OCCUPATIONAL SAFETY AND HEALTH LAW"--any legal or governmental requirement or obligation relating to safe and healthful working conditions and to reduce occupational safety and health hazards, and any program, whether governmental or private (including those promulgated or sponsored by industry associations and insurance companies), designed to provide safe and healthful working conditions.

            "OPTION"--as defined in Section 2.8.

            "OPTION CANCELLATION AGREEMENT"--as defined in Section 5.10.

            "OPTION CONSIDERATION"--as defined in Section 2.8.

            "ORGANIZATIONAL DOCUMENTS"--(a) the articles or certificate of incorporation and the bylaws or code of regulations of a corporation; (b) the certificate of formation and operating agreement of a limited liability company;
(c) the partnership agreement of a partnership; (d) any charter or similar document adopted or filed in connection with the creation, formation, or organization of any other Person; and (e) any amendment to any of the foregoing.

            "PURCHASER"--as defined in the first paragraph of this Agreement.

            "PATENTS"--as defined in Section 3.21(a).

            "PAYING AGENT"--as defined in Section 2.9(a).

            "PERMITTED ENCUMBRANCES"--all (a) liens for current taxes not yet due, (b) workman's, common carrier and other similar liens arising in the ordinary course of business, and (c) with respect to real property, (i) minor imperfections of title, if any, none of which is substantial in amount, materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of the Company or the appropriate Subsidiary, and (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

            "PERSON"--any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity or governmental body.

            "PRE-CLOSING PERIOD"--as defined in Section 3.6(b).

            "PRICE PER SHARE"--as defined in Section 2.7(a).

            "PROCEEDING"--as defined in Section 3.14.

            "PROXY STATEMENT"--as defined in Section 5.3(a).

            "RELATED PERSON"--as defined in Section 3.23.

            "SARBANES-OXLEY ACT"--as defined in Section 3.4(d).

            "SEC"--the United States Securities and Exchange Commission.

            "SECURITIES ACT"--the Securities Act of 1933, as amended, or any successor law.

            "SPECIAL COMMITTEE"--as defined in Section 3.2(a).

            "SUBSIDIARY"--means any corporation, joint venture, limited liability company, partnership, association or other business entity of which more than 50% of the total voting power of stock or other equity entitled to vote in the election of directors or managers thereof is owned or controlled, directly or indirectly, by the Company or Purchaser, as the case may be.

            "SUPERIOR PROPOSAL"--as defined in Section 5.9(g).

            "SURVIVING CORPORATION"--as defined in Section 2.1(a).

            "TAX"--as defined in Section 3.6.

            "TERMINATION EXPENSES"--as defined in Section 9.3(b).

            "TERMINATION FEE"--as defined in Section 9.3(a).

            "TRADE SECRETS"--as defined in Section 3.21(a).

      2. THE MERGER; CLOSING

            2.1 THE MERGER

                  (a) Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, Merger Sub shall be merged with and into the Company at the Effective Time. Following the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation (the "SURVIVING CORPORATION").

                  (b) Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 9.1 and subject to the satisfaction or waiver of the conditions set forth in Sections 7 and 8, the consummation of the Merger will take place as promptly as practicable (and in any event within two Business Days) after stockholder approval pursuant to Section 5.3(d) and satisfaction or waiver of the conditions set forth in Sections 8 and 9 (the "CLOSING"), unless another date, time or place is agreed to in writing by the parties hereto.

            2.2 EFFECTIVE TIME

            As soon as practicable following the Closing, the parties shall (i) file a certificate of merger (the "CERTIFICATE OF MERGER") in such form as is required by and executed in accordance with the relevant provisions of the DGCL, and (ii) make all other filings or recordings required under the DGCL. The Merger shall become effective at such time as the Certificate of Merger is filed with the Secretary of State of the State of Delaware pursuant to Section 103 of the DGCL or at such subsequent time as the Company and Purchaser shall agree and be specified in the Certificate of Merger (the date and time the Merger becomes effective being the "EFFECTIVE TIME").

            2.3 EFFECTS OF THE MERGER

            At and after the Effective Time, the Merger will have the effects set forth in the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, the Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and being subject to all the restrictions, disabilities and duties of each of the Company and Merger Sub; and all and singular, the rights, privileges, powers and franchises of each of the Company and Merger Sub on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Company and Merger Sub shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Company and Merger Sub, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, in the Company or Merger Sub, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon any property of the Company or Merger Sub shall be preserved unimpaired, and all debts, liabilities and duties of the Company and Merger Sub shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

            2.4 CERTIFICATE OF INCORPORATION

            The certificate of incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law, except that Article I thereof shall be amended in its entirety to read as follows: "The name of the corporation is First Advantage Accufacts Pre-Employment Screening, Inc. (hereinafter called the "Corporation")."

            2.5 BY-LAWS

            The by-laws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the by-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

            2.6 OFFICERS AND DIRECTORS OF SURVIVING CORPORATION

            The officers and directors of Merger Sub immediately prior to the Effective Time shall become, from and after the Effective Time, the officers and directors of the Surviving Corporation, until the earlier of their resignation or removal or otherwise ceasing to be an officer or director or until their respective successors are duly elected and qualified.

            2.7 CONVERSION OR CANCELLATION OF SECURITIES

            At the Effective Time of the Merger, by virtue of the Merger and without any action on the part of any holder thereof:

                  (a) Subject to the provisions of Section 2.7(g), each share of the Company's Common Stock, par value $0.01 per share (the "COMPANY COMMON STOCK"), issued and outstanding immediately prior to the Effective Time (other than shares canceled in accordance with Section 2.7(d)) shall be converted into the right to receive an amount in cash equal to $.75 per share (the "PRICE PER SHARE") payable to the holder thereof, without interest thereon, upon surrender of the certificate formerly representing such share of Company Common Stock.

                  (b)   INTENTIONALLY DELETED

                  (c) If any certificate (a "CERTIFICATE") formerly representing shares of Company Common Stock converted into the right to receive cash in an amount per share equal to the Price Per Share pursuant to Section 2.7(a) shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Purchaser, the posting by such Person of a bond, in such reasonable amount as Purchaser's transfer agent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, Purchaser will pay, in exchange for such lost, stolen or destroyed Certificate, the Price Per Share to be paid in respect of the shares represented by such Certificate pursuant to Section 2.7(a).

                  (d) Each share of Company Common Stock held in the Company's treasury immediately prior to the Effective Time, if any, shall, by virtue of the Merger, automatically be canceled and retired and cease to exist and no consideration shall be delivered in exchange therefor.

                  (e) Each authorized but unissued share of Company Common Stock shall be canceled and retired and shall cease to exist.

                  (f) Each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one (1) share of common stock, par value $0.01 per share, of the Surviving Corporation, which shares of the common stock of the Surviving Corporation shall constitute all of the issued and outstanding capital stock of the Surviving Corporation and shall be owned by Purchaser.

                  (g) Shares of Company Common Stock owned by a holder who (i) shall not have voted in favor of the Merger, and (ii) shall have delivered to the Company a written notice of his, her or its intent to demand payment for his, her or its shares if the Merger is effectuated in the manner provided in Section 262 of the DGCL (collectively, the "DISSENTING STOCKHOLDERS"), shall not be converted into or exchangeable for the right to receive the Price Per Share but shall be entitled to receive such consideration as shall be determined pursuant to Section 262 of the DGCL, except that shares of any Dissenting Stockholder who shall thereafter not perfect his, her or its right to appraisal as provided in Section 262 of the DGCL shall thereupon be deemed to have been converted, as of the Effective Time of the Merger, into and to have become exchangeable for the right to receive from Purchaser, the Price Per Share pursuant to Section 2.7(a). The Company shall notify Purchaser in writing of the details of the Dissenting Stockholders and the number of shares of Company Common Stock that they own and shall provide Purchaser the opportunity to direct all negotiations and proceedings with respect to demands for appraisals under the DGCL. The Company shall not voluntarily make any payment, admission or statement with respect to any demands for appraisal, settlement or offer to settle or enter into any agreement or settlement with any Dissenting Stockholder without the prior written consent of Purchaser.

            2.8 PURCHASE OF OPTIONS.

            At the Effective Time, by virtue of the Merger and without any further action on the part of the holders thereof, each option (each, an "OPTION") set forth in Schedule 2.8 which is outstanding immediately prior to the Effective Time, whether then vested or unvested, shall automatically become vested and exercisable and shall be entitled to receive from the Surviving Corporation in accordance with this Section 2.8, in settlement and cancellation of such Option, an amount in cash equal to the product of (i) the excess of the Price Per Share over the exercise price of each such Option, multiplied by (ii) the number of shares of Company Common Stock covered by such Option, subject to any applicable federal, state and local withholding taxes in connection with the cash payments made in settlement and cancellation of such Option (the "OPTION CONSIDERATION"). In addition, the Company shall cause all option plans or other stock compensation plans to be terminated as of the Effective Time. After the Effective Time, the Surviving Corporation shall pay all applicable federal, state and local withholding taxes due in connection with the settlement and cancellation of all such Options. From and after the Effective Time, neither the Company nor Purchaser shall have any obligation with respect to any Option except for Purchaser's cash payment under this Section 2.8. In accordance with
Section 5.10, Purchaser shall deliver to each holder of an Option an Option Cancellation Agreement together with instructions for use in effecting surrender of the Options. Upon surrender of an Option together with a duly executed Option Cancellation Agreement, the holder of such Option shall be entitled to receive from the Surviving Corporation the Option Consideration at the later of 30 days after the Surviving Corporation's receipt of the applicable Option Cancellation Agreement or the Effective Time.

            2.9 EXCHANGE OF COMPANY CAPITAL

                  (a) Prior to the Closing Date, Purchaser shall designate a bank or trust company reasonably acceptable to the Company to act as agent (the "PAYING AGENT") for the payment of all amounts payable as a result of the Merger to the holders of Certificates (the aggregate amount payable to holders of Certificates is referred to as the "MERGER CONSIDERATION"). On the Closing Date, Purchaser or its Affiliate shall transfer by wire transfer of immediately available funds to an account or accounts established by the Paying Agent for the purposes of paying the Merger Consideration, an amount equal to all Merger Consideration which will be payable following the Effective Time to the holders of Certificates pursuant to Section 2.7(a). Any and all interest or income earned on funds made available to the Paying Agent pursuant to this Agreement shall be turned over to Purchaser. Purchaser shall pay the fees and expenses of the Paying Agent.

                  (b) As soon as reasonably practicable after the Effective Time, the Paying Agent shall mail to each holder of record of a Certificate (i) a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such person shall pass, only upon proper delivery of the Certificates to the Paying Agent and shall be in customary form and have such other provisions as Purchaser may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Purchaser, together with such letter of transmittal, duly completed and validly executed, and such other documents as may reasonably be required by the Paying Agent or Purchaser, the holder of such Certificate shall be entitled to receive in exchange therefor the amount of cash into which the shares formerly represented by such Certificate shall have been converted pursuant to Section 2.7(a) into the right to receive, and the Certificate so surrendered shall forthwith be cancelled.

                  (c) Promptly following the date which is six (6) months after the Effective Time, the Paying Agent shall deliver to Purchaser the remaining amount of the Merger Consideration, Certificates and other documents in its possession relating to the conversion of Certificates pursuant to Section 2.7(a), and Paying Agent's duties shall terminate as to such conversion of Certificates and the payment of the Merger Consideration. Thereafter, each holder of a Certificate not yet surrendered may surrender the same to the Surviving Corporation and upon such surrender (subject to any applicable abandoned property, escheat or similar law) shall receive in consideration therefor that portion of the Merger Consideration entitled to such Holder pursuant to
                        Section 2.7(a), without any interest thereon.

                  (d)   INTENTIONALLY DELETED

                  (e) In the event of a transfer of ownership of Company Common Stock pursuant to Section 2.9(b) that is not registered in the stock transfer books of the Company, the proper amount of cash may be paid in exchange therefor to a Person other than the Person in whose name the Certificate so surrendered is registered if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of Purchaser that such Tax has been paid or is not applicable. No interest shall be paid or shall accrue on the cash payable upon surrender of any Certificate.

            2.10 NO FURTHER RIGHTS; STOCK TRANSFER BOOKS

            All cash paid upon the cancellation of the Options in accordance with Section 2.8 or upon the surrender of a Certificate in accordance with
Section 2.9 shall be deemed to have been paid in full satisfaction of all rights pertaining to the Options or shares of Company Common Stock formerly represented by a Certificate. At the close of business on the day prior to the Effective Time, the stock transfer books of the Company shall be closed and no transfer of Company Common Stock shall thereafter be made on such stock transfer books.

            2.11 NO LIABILITY

            Neither Merger Sub, or the Company or the Paying Agent shall be liable to any person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Purchaser agrees to be responsible for paying all administrative costs incurred with the deposit of funds with the respective abandoned property funds of any state or jurisdiction, and to assure that all procedures of the various state abandoned property funds are complied with.

            2.12 WITHHOLDING RIGHTS

            Subject to applicable law, Purchaser, the Surviving Corporation or the Paying Agent shall be entitled to deduct and withhold any applicable taxes from the consideration otherwise payable pursuant to this Agreement to any holder of Certificates or to any holder of Options.

            2.13 SUBSEQUENT ACTIONS

            If at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, privileges, immunities, powers, franchises, properties, permits, licenses or assets of either of the Company or Purchaser acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of either the Company or Purchaser, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other acts and things as may be necessary, desirable or proper to vest, perfect or confirm any and all right, title and interest in, to and under such rights, privileges, powers, franchises, properties, permits, licenses or assets in the Surviving Corporation or otherwise to carry out this Agreement.

      3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company hereby represents and warrants to Purchaser and Merger Sub as follows.

            3.1 ORGANIZATION AND GOOD STANDING

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own its properties and to carry on its business as it is now being conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction wherein the nature of the business done or the property owned, leased or operated by it requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. True, correct and complete copies of the certificate of incorporation and by-laws of the Company and all amendments thereto have been delivered to Purchaser and Merger Sub. The corporate minutes and corporate records of the Company that have been made available to Purchaser and Merger Sub and are true, correct and complete in all material respects. Except for its Subsidiaries, listed in Section 3.1(b) of the Disclosure Schedule, the Company does not own any equity interest in any Person whatsoever.

                  (b) Section 3.1(b) of the Disclosure Schedule sets forth a true, correct and complete list of each Subsidiary of the Company. Each Subsidiary is a corporation or other entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization indicated in Section 3.1(b) of the Disclosure Schedule. Each such Subsidiary has full corporate or other power and authority to own its properties and to carry on its business as it is now being conducted. Each Subsidiary is duly qualified to transact business and is in good standing in each jurisdiction wherein the nature of the business done or the property owned, leased or operated by it requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. True, correct and complete copies of the certificate of incorporation and by-laws (or other Organizational Documents) of each such Subsidiary and all amendments thereto have been delivered to Purchaser and Merger Sub. The corporate minutes, corporate records and stock register and transfer records of each Subsidiary of the Company have been made available to Purchaser and Merger Sub and are true, correct and complete in all material respects.

            3.2 AUTHORITY; NO CONFLICT

                  (a) Subject to shareholder approval, the Company has the right, power, authority and capacity to execute and deliver this Agreement, to consummate the Merger and to perform its obligations under this Agreement. The Board of Directors of the Company has appointed a special committee consisting of a director and an independent financial consultant (the "SPECIAL COMMITTEE") to consider and approve this Agreement and the transactions contemplated hereby, and the Merger. The Special Committee, at a meeting duly called and held, has unanimously determined (i) that the Agreement and the Merger are advisable to and in the best interests of, the Company and its stockholders, (ii) approved the Agreement, the Merger and the other transactions contemplated under this Agreement, and (iii) resolved to recommend that the full Board of Directors and the stockholders of the Company adopt this Agreement and approve the Merger. The Board of Directors of the Company at a meeting duly called and held, has unanimously determined (i) that the Agreement and the Merger are advisable to and in the best interests of, the Company and its stockholders, (ii) approved the Agreement, the Merger and the other transactions contemplated under this Agreement, and (iii) resolved to recommend that the stockholders of the Company adopt this Agreement and approve the Merger. The Company's Board of Directors has, to the extent such statute is applicable, taken all action (including appropriate approvals of the Board) necessary to exempt the Company, its Subsidiaries and affiliates, this Agreement, the Merger and the transactions contemplated hereby from
                        Section 203 of the Delaware General Corporation Law. No other take over statutes are applicable to the Agreement, the Merger or the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  (b) Neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the Merger or any of the other transactions contemplated hereby will, directly or indirectly (with or without notice or lapse of time or both):

            (i) contravene, conflict with or result in a violation or breach of
            (A) any provision of the Organizational Documents of the Company or any of its Subsidiaries, (B) any resolution adopted by the Board of Directors, or any committee thereof, or the stockholders of the Company, (C) any legal requirement or any Governmental Order to which the Company or any of its Subsidiaries or any of the properties or assets owned or used by the Company or any of its Subsidiaries may be subject, or (D) any authorization, license or permit of any Governmental Authority, including any private investigatory license or other similar license, which is held by the Company or any of its Subsidiaries or that otherwise relates to the business of, or any of the assets owned or used by, the Company or any of its Subsidiaries;

            (ii) result in a violation or breach of or constitute a default, give rise to a right of termination, cancellation or acceleration, create any entitlement to any payment or benefit or require the consent or approval of or any notice to or filing with any third party under any Contract to which the Company or any of its Subsidiaries is a party or to which they or their respective properties or assets may be bound, or require the consent or approval of or any notice to or filing with any Governmental Authority to which either the Company or any of its Subsidiaries or their respective properties or assets may be subject; or

            (iii) result in the imposition or creation of any Encumbrance (other than Permitted Encumbrances) upon or with respect to any of the properties or assets owned or used by the Company or any of its Subsidiaries;

      except, with respect to clauses (i)(C) or (D), (ii) or (iii) of this
      Section 3.2, where any such contravention, conflict, violation, breach, default, termination right, cancellation or acceleration right or Encumbrance would not have a Material Adverse Effect or would not adversely affect the ability of the Company to consummate the Merger or the other transactions contemplated by this Agreement.

            3.3 CAPITALIZATION

            The authorized equity securities of the Company consist solely of 50,000,000 shares of common stock, par value $0.01 per share, of which 6,721,913 shares are issued and outstanding, and 5,000,000 shares of preferred stock, par value $0.01 per share, none of which shares are issued and outstanding. All of the outstanding equity securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The authorized, issued and outstanding shares of each class of capital stock or other ownership or equity interests of each Subsidiary of the Company are accurately and completely set forth in Section 3.3(a) of the Disclosure Schedule. All of the outstanding shares of capital stock or other ownership or equity interests of each such Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and owned beneficially and of record by the Company free and clear of any and all Encumbrances. Section 3.3(b) of the Disclosure Schedule sets forth a complete and correct list of all Options, including as to each holder thereof, the number of shares of Company Common Stock subject thereto and the exercisability, exercise price and termination date thereof. Except as set forth in Section 3.3(c) of the Disclosure Schedule, there are no voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the transfer, voting, issuance, purchase, redemption, repurchase or registration of the capital stock of the Company or any such Subsidiary. There are no Contracts relating to the issuance, sale or transfer of any equity securities or other securities of the Company or any of its Subsidiaries, and there are not outstanding any options, warrants or other securities exercisable or exchangeable for or convertible into any shares of equity securities of the Company or any of its Subsidiaries ("CONVERTIBLE SECURITIES"). None of the outstanding equity securities or other securities of the Company or any of its Subsidiaries that was issued since May 1, 1998 was issued in violation of the Securities Act or any other legal requirement. Neither the Company nor any of its Subsidiaries owns or has any Contract to acquire, any equity securities or other securities of any Person (other than a Subsidiary) or any, direct or indirect, equity or ownership interest in any other business. No Person has any pre-emptive rights with respect to any security of the Company or any Subsidiary of the Company.

            3.4 FINANCIAL STATEMENTS; SEC FILINGS

                  (a) For purposes of this Agreement: "FINANCIAL STATEMENTS" shall mean the audited consolidated balance sheets of the Company and its Subsidiaries as of December 31, 2002, December 31, 2003 and December 31, 2004, and the audited consolidated statements of income, stockholders' equity and cash flows for the three years ended December 31, 2002, December 31, 2003 and December 31, 2004, and
                        the unaudited consolidated balance sheet of the Company and its Subsidiaries dated as of December 31, 2005 and the related unaudited consolidated statements of income, stockholders' equity and cash flows for the twelve months then ended (the "INTERIM FINANCIAL STATEMENTS"). To the best of its knowledge, the Company has delivered to Purchaser true, correct and complete copies of the Financial Statements and the Interim Financial Statements.

                  (b) The Financial Statements (i) have been prepared from the books and records of the Company and its Subsidiaries in accordance with GAAP, (ii) fully reflect all liabilities and contingent liabilities of the Company and its Subsidiaries required to be reflected therein on such basis as at the date thereof, and (iii) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates of the balance sheets included in the Financial Statements and the consolidated results of its operations and cash flows for the periods indicated. The Interim Financial Statements for the twelve months ended December 31, 2005, (i) have been prepared from the books and records of the Company and its Subsidiaries in accordance with GAAP, on a basis consistent with the Financial Statements, for the nine months ended September, 2002, and (ii) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the date of the balance sheet included therein and the consolidated results of its operations and cash flows for the period indicated; provided, however, the Interim Financial Statements (x) are subject to normal year-end adjustments and (y) do not include all footnotes required by GAAP.

                  (c) The Company has made available to Purchaser a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by the Company with the SEC after January 1, 2001 and prior to or on the date of this Agreement (the "COMPANY SEC DOCUMENTS"), which are all the documents (other than preliminary material) that the Company was required to file with the SEC after January 1, 2001 and prior to the date of this Agreement. Notwithstanding the foregoing, the Company has not held an annual meeting of shareholders nor has it filed a Schedule 14A Proxy or
                        Schedule 14C Information Statement with the SEC since its annual meeting of shareholders held June 20, 2001. As of their respective dates, each of the Company SEC Documents, as amended, complied as to form in all material respects to the best of its knowledge with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents, and none of the Company SEC Documents contained, when filed or, if amended prior to the date of this Agreement, as of the date of such amendment, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) To the best of its knowledge, the Company and its Subsidiaries are and have been since July 31, 2002, in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated thereunder and under the Exchange Act (the "SARBANES-OXLEY ACT").

            3.5 NO UNDISCLOSED LIABILITIES

            To the best of its knowledge and except as set forth in Section 3.5 of the Disclosure Schedule, neither the Company nor any of its Subsidiaries has any material liabilities or obligations of any nature (whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the Financial Statements and the Interim Financial Statements and current liabilities incurred in the ordinary course of business since the date of the Interim Financial Statements, which current liabilities are consistent with the representations and warranties contained in this Agreement and will not, individually or in the aggregate, have a Material Adverse Effect.

            3.6 TAXES

                  (a) Tax Returns. To the best of the Company's knowledge and except as set forth on Section 3.6(a) of the Disclosure Schedule, the Company and each of its Subsidiaries have timely filed or caused to be filed with the appropriate taxing authorities all returns, statements, forms and reports (including elections, declarations, disclosures, schedules, estimates and information tax returns) for Taxes that are required to be filed by, or with respect to, the Company or such Subsidiary on or prior to the Closing Date. The returns have accurately reflected in all material respects and will accurately reflect in all material respects all liability for Taxes of the Company and such Subsidiaries for the periods covered thereby.

                  (b) Payment of Taxes. Except as set forth on Section 3.6(a) of the Disclosure Schedule, all material Taxes and Tax liabilities due by or with respect to the income, assets or operations of the Company and each of its Subsidiaries for all taxable years or other taxable periods that end on or before the Closing Date and, with respect to any taxable year or other taxable period beginning before and ending after the Closing Date, the portion of such taxable year or period ending on and including the Closing Date (the "PRE-CLOSING PERIOD") have been (or by the Closing Date will be) timely paid in full on or prior to the Closing Date or adequately accrued and disclosed and fully provided for in the Company Financial Statements in accordance with GAAP.

                  (c)   Other Tax Matters.

                        (i) Except as set forth on Section 3.6(c) of the Disclosure Schedule, (A) neither the Company nor any of its Subsidiaries has been the subject of an audit or other examination of Taxes by the tax authorities of any nation, state or locality; (B) no such audit is pending or, to the Company's knowledge, contemplated; and (C) neither the Company nor any of its Subsidiaries has received any written notices from any taxing authority relating to any issue which could affect the Tax liability of the Company or any of its Subsidiaries;

                        (ii)   neither the Company nor any of its Subsidiaries
                               (A) has, as of the Closing Date, entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of Taxes of the Company and (B) is, as of the Closing Date, currently contesting the Tax liability of the Company or any of its Subsidiaries before any court, tribunal or agency;

                        (iii) neither the Company nor any of its Subsidiaries has been included in any "consolidated," "unitary" or "combined" Return, other than the consolidated, unified or combined returns of the Company's Subsidiaries filed with other Subsidiaries of the Company and/or the Company, provided for under the laws of the United States, any foreign jurisdiction or any state or locality with respect to Taxes for any taxable period for which the statute of limitations has not expired;

                        (iv) all Taxes which either the Company or any of its Subsidiaries is (or was) required by law to withhold or collect in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party have been duly withheld or collected, and have been timely paid over to the proper authorities to the extent due and payable;

                        (v) neither the Company nor any of its Subsidiaries has been a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code at any time during the five-year period ending on the date hereof;

                        (vi)   there are no tax sharing, allocation,
                               indemnification or similar agreements in effect as between (A) the Company or any predecessor, Subsidiary or other affiliate thereof and (B) any other party under which Purchaser, the Company, any Subsidiary or any of their respective Affiliates (before and after giving effect to the Merger) could be liable for any Taxes or other claims of any party;

                        (vii) neither the Company nor any of its Subsidiaries has applied for, been granted, or agreed to any accounting method change for which it will be required to take into account any adjustment under Section 481 of the Code or any similar provision of the Code or the corresponding tax laws of any nation, state or locality;

                        (viii) no election under Section 341(f) of the Code has
                               been made or shall be made prior to the Closing Date to treat the Company or any of its Subsidiaries as a consenting corporation, as defined in Section 341 of the Code;

                        (ix) no claim has ever been made by any taxing authority in a jurisdiction where the Company or any of its Subsidiaries does not file returns that the Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction;

                        (x) neither the Company nor any of its Subsidiaries is a party to any agreement that would require the Company or any of its Subsidiaries or any affiliate thereof to make any payment that would constitute an "excess parachute payment" for purposes of Sections 280G and 4999 of the Code;

                        (xi) (A) there are no deferred intercompany transactions between the Company and any of its Subsidiaries or between its Subsidiaries and there is no excess loss account (within the meaning of Treasury Regulations Section 1.1502-19 with respect to the stock of the Company or any of its Subsidiaries) which will or may result in the recognition of income upon the consummation of the transactions contemplated by this Agreement, and (B) there are no other transactions or facts existing with respect to the Company and/or its Subsidiaries which by reason of the consummation of the transactions contemplated by this Agreement will result in the Company and/or its Subsidiaries recognizing income; and

                        (xii) no indebtedness of the Company or any of its Subsidiaries consists of "corporate acquisition indebtedness" within the meaning of Section 279 of the Code.

            For purposes of this Agreement, the term "TAX(ES)" shall mean any United States federal, national, state, provincial, local or other jurisdictional income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, estimated, alternative or add-on minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge imposed by any Governmental Authority, together with any interest or penalty imposed thereon.

                        (xiii) Purchaser agrees to file all final federal, state
                               and municipal tax returns for the Company upon completion of the Merger

                        (xiv) In the event of any tax audit or claim made by any taxing authority against the Company following the completion of the Merger, the Company agrees to cooperate with Purchaser in providing information as may be required, subject to Purchaser making payment of all of said assessments if any, of additional taxes, interest or penalties.

            3.7 ACCOUNTS RECEIVABLE; ACCOUNTS PAYABLE

                  (a) All accounts receivable of the Company and its Subsidiaries that are reflected on the Financial Statements, the Interim Financial Statements or on the accounts receivable ledgers of the Company and its Subsidiaries (collectively, the "ACCOUNTS RECEIVABLE") represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. All of the Accounts Receivable are or will be current and to the best of the Company's knowledge collectible at the full recorded amount thereof, less any applicable reserves established in accordance with GAAP in the ordinary course of business without resort to litigation, except for such Accounts Receivable, the failure of which to collect would not have a Material Adverse Effect.

                  (b) All accounts payable of the Company and its Subsidiaries that are reflected on the Financial Statements, the Interim Financial Statements or on the accounts payable ledgers of the Company and its Subsidiaries arose in the ordinary course of business. All material items which are required by GAAP to be reflected as payables on the Financial Statements and on the Interim Financial Statements and in the books and records of the Company and its Subsidiaries are so reflected and have been recorded in accordance with GAAP in a manner consistent with past practice. There has been no adverse change since the date of the Interim Financial Statements in the amount or delinquency of accounts payable of the Company and its Subsidiaries (either individually or in the aggregate) which would have a Material Adverse Effect.

            3.8 NO MATERIAL ADVERSE CHANGE

            Since the date of the Financial Statements, there has not been any material adverse change in the business, operations, properties, prospects, liabilities, results of operations, assets or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

            3.9 BOOKS AND RECORDS

            Except as disclosed in Section 3.9of the Disclosure Schedule, the books of account and other records of the Company and its Subsidiaries, all of which have been made available to Purchaser, are true, correct and complete. Except as disclosed in Section 3.9 of the Disclosure Schedule, the minute books of the Company and its Subsidiaries contain true, correct and complete records of all meetings held of, and corporate action taken by, the stockholders, the Boards of Directors, and committees of the Boards of Directors of the Company and its Subsidiaries. The stock books of the Company are true, correct and complete. At the Closing, all of those books and records will be in the possession of the Company or its legal counsel.

            3.10 TITLE TO PROPERTIES; ENCUMBRANCES

            Section 3.10 of the Disclosure Schedule contains a complete and accurate list of all real property leaseholds or other interests therein held by the Company and its Subsidiaries. Neither the Company nor any of its Subsidiaries owns, or has owned, any real property. The Company has delivered or made available to Purchaser true, correct and complete copies of the real property leases to which the Company or any of its Subsidiaries is a party or pursuant to which any of them uses or occupies any real property. Section 3.10 of the Disclosure Schedule also contains a complete and accurate list of all licensed vehicles owned or leased by the Company or any of its Subsidiaries and the fixed assets used in the business of the Company or any of its Subsidiaries and carried on their books for tax purposes. Except as set forth in Section 3.10 of the Disclosure Schedule, the Company and each of its Subsidiaries has good title to, or a valid leasehold, license or other interest in, all of the real and personal properties and assets, tangible and intangible, they own or purport to own, hold or use in their respective businesses, including those reflected on their books and records and in the Financial Statements and Interim Financial Statements (except for accounts receivable collected and materials and supplies used or disposed of in the ordinary course of business consistent with past practice after the date of the Interim Financial Statements), free and clear of all Encumbrances, except Permitted Encumbrances.

            3.11 CONDITION AND SUFFICIENCY OF ASSETS

            To the best of the Company's knowledge, the buildings, vehicles, furniture, fixtures and equipment and other personal property owned, held or used by the Company and its Subsidiaries are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, vehicles, furniture, fixtures or equipment or other personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. The buildings, vehicles, furniture, fixtures and equipment or other personal property of the Company and its Subsidiaries are sufficient for the continued conduct of their respective businesses after the Closing in substantially the same manner as conducted prior to the Closing. Purchaser agrees to accept the assets on Closing, "as is", subject to normal wear and tear and usage by the Company in the normal course of its business.

            3.12 EMPLOYEE BENEFITS

                  (a) Neither the Company nor any ERISA Affiliate maintains any Employee Benefit Plans. "EMPLOYEE BENEFIT Plan" means (other than workers' compensation required by any state or subdivision thereof) any "employee benefit plan" as defined in Section 3(3) of ERISA and any other plan, policy, program, practice, agreement, understanding or arrangement (whether written or oral) providing benefits to any current or former director, employee or independent contractor (or to any dependent or beneficiary thereof) of the Company or any ERISA Affiliate, which are now or have ever been maintained by the Company or any ERISA Affiliate or under which the Company or any ERISA Affiliate has any obligation or liability, whether actual or contingent, including all incentive, bonus, deferred compensation, vacation, holiday, medical, disability, stock appreciation rights, stock option, stock purchase or other similar plans, policies, programs, practices, agreements, understandings or arrangements. "ERISA AFFILIATE" means any entity (whether or not incorporated) other than the Company that, together with the Company, is or was a member of (i) a controlled group of corporations within the meaning of Section 414(b) of the Code, (ii) a group of trades or businesses under common control within the meaning of Section 414(c), or (iii) an affiliated service group within the meaning of Section 414(m) of the Code.

                  (b) Neither the Company nor any ERISA Affiliate has proposed or agreed to the creation of any new Employee Benefit Plan.

                  (c) The Company is not, and will not be, obligated to pay any severance or retention amounts to any employee in connection with the Merger under any employment agreement, employee benefit plan or otherwise, except for the Company's President and Chief Executive Officer.

            3.13 COMPLIANCE WITH LAWS; GOVERNMENTAL AUTHORIZATIONS

                  (a) Except as set forth on Schedule 3.13(a) hereto, the Company and its Subsidiaries are, and have been since January 1, 2002, in compliance with all federal, state and local laws, authorizations, licenses and permits of any Governmental Authority and all Governmental Orders applicable to or affecting the business, operations, properties or assets of the Company and its Subsidiaries, including, federal, state and local: (i) Occupational Safety and Health Laws; (ii) private investigatory and other similar laws, including the Investigative Credit Reporting Act; (iii) securities laws; (iv) the Fair Credit Reporting Act and similar state and local laws; and (v) laws regarding or relating to trespass or violation of privacy rights. Neither the Company nor any of its Subsidiaries has been charged with violating, nor to the knowledge of the Company, threatened with a charge of violating, nor, to the knowledge of the Company, is the Company or any of its Subsidiaries under investigation with respect to a possible violation of, any provision of any federal, state or local law relating to any of their respective businesses, operations, properties or assets and no facts or circumstances have occurred that could be reasonably be expended to give rise to any investigation.

                  (b) Each of the Company and its Subsidiaries has all governmental licenses, permits, franchises, approvals, permits and other authorizations of, and have made all registrations and/or filings with, all governmental entities necessary to own, lease and operate its properties and to enable it to carry on its respective business as presently conducted, except where the failure to have such licenses would not, individually or in the aggregate, have a Material Adverse Effect on the Company. All licenses held by the Company and each of its Subsidiaries, are in full force and effect, except where the failure of such licenses to be in full force and effect would not have a Material Adverse Effect on the Company. No such License is the subject of a proceeding for suspension or revocation or similar proceedings. No jurisdiction has demanded or requested that the Company or any of its Subsidiaries qualify or become licensed as a foreign corporation.

            3.14 LEGAL PROCEEDINGS

            Except as set forth in Section 3.14 of the Disclosure Schedule, there is no pending claim, action, investigation, arbitration, litigation, suit or other proceeding ("PROCEEDING"):

            (i) that has been commenced by or against the Company or any of its Subsidiaries or that otherwise relates to or may affect the business of, or any of the properties or assets owned, held or used by, the Company or its Subsidiaries; or

            (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated hereby.

            To the knowledge of the Company, (A) no such Proceeding has been threatened, and (B) no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding. The Company has made available to Purchaser true, correct and complete copies of all pleadings, correspondence and other documents relating to each Proceeding listed in Section 3.14 of the Disclosure Schedule. The Proceedings listed in Section
4.14 of the Disclosure Schedule, if decided adversely to the Company or any Subsidiary, individually or in the aggregate, would not have a Material Adverse Effect.

            3.15 ABSENCE OF CERTAIN CHANGES AND EVENTS

            Except as set forth in Section 3.15 of the Disclosure Schedule, since the date of the Financial Statements, the Company and its Subsidiaries have conducted their respective businesses only in the ordinary course of business consistent with past practice. Without limiting the generality of the immediately preceding sentence, since December 31, 2005, there has not been any of the following on the part of the Company or any of its Subsidiaries:

                  (a) declaration or payment of any dividend or other distribution or redemption or repurchase or other acquisition, directly or indirectly, in respect of shares of capital stock or Convertible Securities;

                  (b) issuance or sale or authorization for issuance or sale, or grant of any options or other agreements with respect to, any shares of its capital stock or Convertible Securities, or any change in its outstanding shares of capital stock or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

                  (c) payment or increase of any bonuses, salaries or other compensation to any stockholder, director, officer, consultant or employee except for increases in bonus compensation, accrued or to be paid, to employees in the ordinary course of business or entry into any employment, severance or similar Contract with any director, officer or employee;

                  (d) adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, severance, savings, insurance, pension, retirement or other employee benefit plan for or with any employees;

                  (e) damage to or destruction or loss of any property or asset, whether or not covered by insurance, which may have a Material Adverse Effect;

                  (f) entry into, termination of, or receipt of notice of termination of, any Contract or transaction involving a total remaining commitment by or to the Company or any Subsidiary of at least $50,000, including the entry into
                        (i) any document evidencing any indebtedness; (ii) any capital or other lease; or (iii) any guaranty (including "take-or-pay" or "keepwell" agreements);

                  (g) sale, lease or other disposition (other than in the ordinary course of business consistent with past practice) of any asset or property or mortgage, pledge, or imposition of any Encumbrance (other than Permitted Encumbrances) on any material property or asset;

                  (h) cancellation, compromise or waiver of any claims or rights with a value to the Company or any Subsidiary in excess of $50,000;

                  (i) material change in the method of accounting of the accounting principles or practices used by the Company in the preparation of the Financial Statements or the Interim Financial Statements, except as required by GAAP;

                  (j) amendment or other modification of its respective Organizational Documents;

                  (k) loss of services of any key employee or consultant or any loss of a material client;

                  (l) loan or advance to any Person other than travel and other similar routine advances to employees in the ordinary course of business consistent with past practice; or

                  (m) agreement or commitment, whether oral or written, by the Company to do any of the foregoing.

            3.16 CONTRACTS; NO DEFAULTS

                  (a) Section 3.16(a) of the Disclosure Schedule contains a complete and accurate list, and the Company has delivered to Purchaser true, correct and complete copies, of:

                        i. each Contract that involves performance of services or delivery of goods or materials by the Company or any Subsidiary of the Company of an amount or value in excess of $50,000;

                        ii. each Contract that involves performance of services or delivery of goods or materials to the Company or any Subsidiary of the Company of an amount or value in excess of $50,000;

                        iii. each lease, license and other Contract affecting any leasehold or other interest in, any real or personal property;

                        iv. each licensing Contract with respect to Patents, Marks, Copyrights, trade secrets or other Intellectual Property Assets, including Contracts with current or former employees, consultants or contractors regarding the appropriation or the non-disclosure of any Intellectual Property Assets;

                        v. each collective bargaining Contract to or with any labor union or other employee representative of a group of employees;

                        vi. each joint venture, partnership and other Contract involving a sharing of profits, losses, costs or liabilities by the Company or any of its Subsidiaries with any other Person or requiring the Company or any of its Subsidiaries to make a capital contribution;

                        vii. each Contract containing covenants that in any way purport to restrict the business activity of the Company or any of its Subsidiaries or limit the freedom of the Company or any of its Subsidiaries to engage in any line of business or to compete with any Person or hire any Person;

                        viii. each employment Contract providing for
                              compensation, severance or a fixed term of employment in respect of services performed by any employees of the Company or any of its Subsidiaries and each consulting Contract with an independent contractor;

                        ix. each stock option, purchase or benefit plan for employees;

                        x. each power of attorney that is currently effective and outstanding;

                        xi. each Contract for capital expenditures in excess of $50,000;

                        xii. each Contract with an officer or director of the Company or any of its Subsidiaries or with any Affiliate of any of the foregoing;

                        xiii. each Contract under which any money has been or
                              may be borrowed or loaned or any note, bond, factoring agreement, indenture or other evidence of indebtedness has been issued or assumed (other than those under which there remain no ongoing obligations of the Company or any Subsidiary), and each guaranty (including "take-or-pay" and "keepwell" agreements) of any evidence of indebtedness or other obligation, or of the net worth, of any Person (other than endorsements for the purpose of collection in the ordinary course of business);

                        xiv. each Contract containing restrictions with respect to the payment of dividends or other distributions in respect of the Company's or any Subsidiary's capital stock;

                        xv. each Contract containing a change of control provision;

                        xvi. each other Contract having an indefinite term or a fixed term of more than one (1) year (other than those that are terminable at will or upon not more than thirty (30) days' notice by the Company or any of its Subsidiaries without penalty) or requiring payments by the Company or any of the Company's Subsidiaries of more than $50,000 per year; and

                        xvii. each standard form of Contract pursuant to which
                              the Company or any Subsidiary provides services to clients.

                  (b) Except as set forth in Section 3.16(b) of the Disclosure Schedule, each Contract identified or required to be identified in Section 3.16(a) of the Disclosure Schedule is in full force and effect and is valid and enforceable against the Company or a Subsidiary of the Company and, to the knowledge of the Company, against the other parties thereto in accordance with its terms.

                  (c)   Except as set forth in Section 3.16(c) of the Disclosure
                        Schedule:

                        (i) the Company and its Subsidiaries are in full compliance with all applicable terms and requirements of each Contract under which the Company and its Subsidiaries have any obligation or liability or by which the Company or any of its Subsidiaries or any of the properties or assets owned, held or used by the Company or any of its Subsidiaries is bound.

                        (ii) to the knowledge of the Company, each other Person that has or had any obligation or liability under any Contract under which the Company or any of its Subsidiaries has any rights is in compliance in all material respects with all applicable terms and requirements of such Contract; and

                        (iii) no event has occurred or, to the knowledge of the
                              Company, circumstance exists that (with or without notice or lapse of time or both) may result in a material violation or breach of any Contract.

            3.17 INSURANCE

            Section 3.17 of the Disclosure Schedule sets forth the premium payments and describes all the insurance policies of the Company and its Subsidiaries, which policies are now in full force and effect in accordance with their terms and expire on the dates shown on Section 3.17 of the Disclosure Schedule. Such insurance policies comply in all respects with the requirements of any leases to which the Company is a party, including, real property leases. There has been no default in the payment of premiums on any of such policies, and, to the knowledge of the Company, there is no ground for cancellation or avoidance of any such policies, or any increase in the premiums thereof, or for reduction of the coverage provided thereby. Such policies insure the Company and its Subsidiaries in amounts and against losses and risks customary and sufficient for businesses similar to that of the Company and its Subsidiaries, and, to the knowledge of the Company, such policies shall continue in full force and effect until the expiration dates shown in Section 3.17 of the Disclosure Schedule. There are no pending claims with respect to the Company or any Subsidiary or their properties or assets under any such insurance policy. True, correct and complete copies of all insurance policies listed in Section3.17 have been previously furnished to Purchaser.

            3.18 ENVIRONMENTAL MATTERS

            To the best of the Company's knowledge, the Company and its Subsidiaries have at all times operated their businesses in material compliance with all Environmental Laws and all permits, licenses and registrations required under applicable Environmental Laws ("ENVIRONMENTAL PERMITS") and, to the Company's knowledge, no material expenditures are or will be required by the Company or its Subsidiaries in order to comply with such Environmental Laws. Neither the Company nor any of its Subsidiaries has received any written communication from any Governmental Authority or other Person that alleges that the Company or its Subsidiaries has violated or is, or may be, liable under any Environmental Law. There are no material Environmental Claims pending or, to the knowledge of the Company, threatened (a) against the Company or any of its Subsidiaries, or (b) against any Person whose liability for any Environmental Claim the Company or any of its Subsidiaries has retained or assumed, either contractually or by operation of law. Neither the Company nor any of its Subsidiaries has contractually retained or assumed any liabilities or obligations that could reasonably be expected to provide the basis for any material Environmental Claim.

            "ENVIRONMENTAL LAWS" means-all applicable statutes, rules, regulations, ordinances, orders, decrees, judgments, permits, licenses, consents, approvals, authorizations, and governmental requirements or directives or other obligations lawfully imposed by governmental authority under federal, state or local law pertaining to the protection of the environment, protection of public health, protection of worker health and safety, the treatment, emission and/or discharge of gaseous, particulate and/or effluent pollutants, and/or the handling of hazardous materials including without limitation, the Clean Air Act, 42 U.S.C. ss. 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. ss. 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. ss. 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901, et seq. ("RCRA"), and the Toxic Substances Control Act, 15 U.S.C. ss. 2601, et seq. "ENVIRONMENTAL CLAIMS" means any and all, actions, orders, decrees, suits, demands, directives, claims, liens, investigations, proceedings or notices of violation by any Governmental Authority or other Person alleging potential responsibility or liability arising out of, based on or related to (a) the presence, release or threatened release of, or exposure to, any Hazardous Materials (as defined under applicable Environmental Laws) or (b) circumstances forming the basis of any violation or alleged violation of any Environmental Law.

            3.19 EMPLOYEES

                  (a) Section 3.19 of the Disclosure Schedule contains a complete and accurate list of the following information for each employee of the Company and its Subsidiaries: name; job title; current compensation; vacation accrued; and service credited for purposes of vesting and eligibility to participate under any employee benefit plan of any nature.

                  (b) No employee or director of the Company or any of its Subsidiaries is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, non-competition or proprietary rights agreement, between such employee or director and any other Person that in any way adversely affects or will affect (i) the performance of his or her duties as an employee or officer of the Company or any of its Subsidiaries, or (ii) the ability of the Company or any of its Subsidiaries to conduct its business. To the knowledge of the Company, no officer or other key employee of the Company or any of its Subsidiaries intends to terminate his or her employment with the Company.

                  (c) On the Effective Time of the merger Purchaser agrees to assume all accrued obligations of Company to employees.

            3.20 LABOR RELATIONS

      Except as set forth in Section 3.20 of the Disclosure Schedule:

                  (a) The Company and its Subsidiaries have satisfactory relationships with their respective employees.

                  (b) No condition or state of facts or circumstances exists which could materially adversely affect the Company's or any of the Subsidiary's relations with its employees, including, to the best of the Company's knowledge, the consummation of the transactions contemplated by this Agreement.

                  (c) The Company and its Subsidiaries are in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours and none of them is engaged in any unfair labor practice.

                  (d) No collective bargaining agreement with respect to the business of the Company or any of its Subsidiaries is currently in effect or being negotiated. Neither the Company nor any of its Subsidiaries has encountered any labor union or collective bargaining organizing activity with respect to its employees. Neither the Company nor any of its Subsidiaries has any obligation to negotiate any such collective bargaining agreement, and, to the knowledge of the Company, there is no indication that the employees of the Company or any of its Subsidiaries desire to be covered by a collective bargaining agreement.

                  (e) There are no strikes, slowdowns, work stoppages or other labor trouble pending or, to the knowledge of the Company, threatened with respect to the employees of the Company or any of its Subsidiaries, nor has any or the above occurred or, to the knowledge of the Company, been threatened.

                  (f) There is no representation claim or petition pending before the National Labor Relations Board or any state or local labor agency and, to the knowledge of the Company, no question concerning representation has been raised or threatened respecting the employees of the Company or any of its Subsidiaries.

                  (g) There are no complaints or charges against the Company or any of its Subsidiaries pending before the National Labor Relations Board or any state or local labor agency and, to the knowledge of the Company, no complaints or charges have been filed or threatened to be filed against the Company or any of its Subsidiaries with any such board or agency.

                  (h) To the knowledge of the Company, no charges with respect to or relating to the business of the Company or any of its Subsidiaries are pending before the Equal Employment Opportunity Commission or any state or local agency responsible for the prevention of unlawful employment practices.

                  (i) Section 3.20 of the Disclosure Schedule accurately sets forth all unpaid severance which, as of the date hereof, is due or claimed, in writing, to be due from the Company or any Subsidiary to any Person whose employment with the Company or any of its Subsidiaries was terminated.

                  (j) Neither the Company nor any of its Subsidiaries has received notice of the intent of any Governmental Authority responsible for the enforcement of labor or employment laws to conduct an investigation of the Company or any of its Subsidiaries and no such investigation is in progress.

                  (k) Neither the Company nor any of its Subsidiaries, or to the knowledge of the Company, any employee of the Company or any of its Subsidiaries, is in violation of any term of any employment agreement, non-disclosure agreement, non-compete agreement or any other Contract regarding an employee's employment with the Company or any of its Subsidiaries.

                  (l) The Company and its Subsidiaries have paid all wages which are due and payable to each employee and each independent contractor.

            3.21 INTELLECTUAL PROPERTY

                  (a) Intellectual Property Assets--The term "INTELLECTUAL PROPERTY ASSETS" includes: The Company's rights to (i) the name "Accufacts Pre-Employment Screening, Inc.," all fictional business names, trade names, registered and unregistered trademarks, service marks and applications (collectively, "MARKS"); (ii) all patents, patent applications and inventions and discoveries that may be patentable (collectively, "PATENTS"); (iii) all copyrights in both published works and unpublished works, including software, training manuals and videos (collectively, "COPYRIGHTS"); and (iv) all know-how, trade secrets, confidential information, client lists, software, technical information, data, plans, drawings and blue prints (collectively, "TRADE SECRETS") owned, used or licensed by the Company and its Subsidiaries as licensee or licensor.

                  (b) Agreements--Section 3.21(b) of the Disclosure Schedule contains a true, correct and complete list and summary description, including any royalties paid or received by the Company and its Subsidiaries, of all Contracts relating to the Intellectual Property Assets to which the Company and its Subsidiaries are a party or by which the Company and its Subsidiaries are bound.

                  (c) Know-How Necessary for the Business--The Intellectual Property Assets are all those used in, or related to, the operation of the business of the Company and its Subsidiaries as it is currently conducted and proposed to be conducted. The Company and its Subsidiaries are the owners of all right, title and interest in and to the Intellectual Property Assets, free and clear of all Encumbrances and have the right to use without payment to a third party all of the Intellectual Property

                        Assets. The Company and its Subsidiaries are the owners of all right, title and interest in and to any (i) business application software and (ii) proprietary management information systems used in, or related to, the operation of the business of the Company and its Subsidiaries as it is currently conducted and proposed to be conducted, free and clear of all Encumbrances, and have a right to use such software and systems without payment to a third party.

                  (d) Trademarks--(i) Section 3.21(d) of the Disclosure Schedule contains a true, correct and complete list of all Marks; (ii) the Company and its Subsidiaries are the owners of all right, title and interest in and to the Marks, free and clear of all Encumbrances; (iii) all Marks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements and are valid and enforceable; (iv) no Mark is infringed or, to the knowledge of the Company, has been challenged or threatened in any way. None of the Marks used by the Company or any of its Subsidiaries infringes or is alleged to infringe any trade name, trademark or service mark of any Person.

                  (e) Copyrights--(i) Section 3.21(e) of the Disclosure Schedule contains a true, correct and complete list of all Copyrights; (ii) the Company and its Subsidiaries are the owners of all right, title and interest in and to the Copyrights, free and clear of all Encumbrances;
                        (iii) all the Copyrights have been registered and are currently in compliance with formal legal requirements, and are valid and enforceable; (iv) no Copyright is infringed or, to the knowledge of the Company, has been challenged or threatened in any way; (v) none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any Person or is a derivative work based on the work of a third Person; and
                        (vi) all works encompassed by the Copyrights have been marked with the proper copyright notice.

                  (f) Trade Secrets--(i) The Company and its Subsidiaries have taken all reasonable precautions to protect the secrecy, confidentiality and value of their Trade Secrets; and
                        (ii) the Company and its Subsidiaries have good title and an absolute right to use the Trade Secrets. The Trade Secrets, to the knowledge of the Company, have not been used, divulged or appropriated either for the benefit of any Person (other than the Company and its Subsidiaries) or to the detriment of the Company. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

            3.22 ABSENCE OF CERTAIN PAYMENTS

            Neither the Company or any of its Subsidiaries nor any director, officer, agent or employee of the Company or any of its Subsidiaries or, to the knowledge of the Company, any other Person associated with or acting for or on behalf of the Company or any of its Subsidiaries, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the Company or any Affiliate of the Company, or (iv) in violation of any legal requirement, or (b) established or maintained any fund or asset that has not been recorded in the books and records of the Company.

            3.23 RELATIONSHIPS WITH RELATED PERSONS

            Except as set forth in Section 3.23 of the Disclosure Schedule, no officer, director or employee of the Company or any Subsidiary, nor any spouse or child of any of them or any Affiliate of, or any Person associated with, any of them ("RELATED PERSON"), has any interest in any property or asset used in or pertaining to the business of the Company or any of its Subsidiaries. Except as set forth in Section 3.23 of the Disclosure Schedule, no Related Person has owned or presently owns an equity interest or any other financial or profit interest in a Person that has (i) had business dealings with the Company or any of its Subsidiaries, or (ii) engaged in competition with the Company or any of its Subsidiaries. Except as set forth in Section 3.23 of the Disclosure Schedule, no Related Person is a party to any Contract with, or has any claim or right against, the Company or any of its Subsidiaries, except for employment agreements listed in Section 3.16 of the Disclosure Schedule.

            3.24 BROKERS OR FINDERS

            Neither the Company nor any Subsidiary nor any of their respective directors, officers or agents on their behalf has incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or financial advisory services or other similar payment in connection with this Agreement, except as listed in Section 3.24 of the Disclosure Schedule. Purchaser, Merger Sub and the Company agree to hold harmless and indemnify each other for any claims for brokerage or finder's fees inclusive of legal fees.

            3.25 DEPOSIT ACCOUNTS

            Section 3.25 of the Disclosure Schedule contains a true, correct and complete list of (a) the name of each financial institution in which the Company has an account or safe deposit box, (b) the names in which each account or box is held, (c) the type of account, and (d) the name of each Person authorized to draw on or have access to each account or box. No Person holds any power of attorney from the Company or any Subsidiary, except as listed in Section 3.25 of the Disclosure Schedule.

            3.26 CONDUCT OF BUSINESS; USE OF NAME

            The business carried on by the Company and its Subsidiaries has been conducted by the Company or such Subsidiary directly and not through any Affiliate or associate of any stockholder, officer, director or employee of the Company or through any other Person. To the best of the Company's knowledge, the Company owns and has the exclusive right, title and interest in and to the name "Accufacts Pre-Employment Screening, Inc." and no other Person has the right to use the same, or any confusing derivative thereof, as its corporate name or otherwise in connection with the operation of any business similar or related to the business conducted by the Company.

            3.27 RESTRICTIONS ON BUSINESS ACTIVITIES

            There is no Contract or Governmental Order binding upon the Company or any Subsidiary or, to the knowledge of the Company, threatened that has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any Subsidiary or the Company (either individually or in the aggregate), any acquisition of property by the Company or any Subsidiary or the Company (either individually or in the aggregate), providing of any service by the Company or any Subsidiary of the Company or the hiring of employees or the conduct of business by the Company or any Subsidiary of the Company (either individually or in the aggregate) as currently conducted or proposed to be conducted.

            3.28 OUTSTANDING INDEBTEDNESS

            Section 3.28 of the Disclosure Schedule sets forth as of the date of this Agreement (a) the amount of all indebtedness of the Company and its Subsidiaries then outstanding and the interest rate applicable thereto, (b) any Encumbrances which relate to such indebtedness, and (c) the name of the lender or the other payee of each such indebtedness. Company will provide Purchaser an updated Schedule 3.28, three (3) days prior to Closing, and that said Schedule of Liabilities will not increase, except for liabilities in the ordinary course of business. The Company agrees that all indebtedness set forth on Section 3.28 of the Disclosure Schedule will be satisfied in full as of the Closing Date and that all Encumbrances as set forth on Section 3.28 of the Disclosure Schedule shall be released or removed.

            3.29 CLIENTS AND CONTRACTORS

            To the best of the Company's knowledge, Section 3.29 of the Company Disclosure Schedule contains a complete list of all the material clients of the Company and its Subsidiaries, including the amounts they paid to the Company and its Subsidiaries since January 1, 2002. Section 3.29 of the Disclosure Schedule contains a complete list of all material contractors and subcontractors used by the Company and its Subsidiaries. there are no facts or circumstances, including the consummation of the transactions contemplated by this Agreement, that are likely to result in the loss of any material client of the Company or a material change in the relationship of the Company with such a client.

            3.30 FAIRNESS OPINION

            The Company's Board of Directors and Special Committee has received a true, correct and complete copy of an opinion from PCE Valuations LLC, dated as of the date hereof, to the effect that, as of the date hereof, the transactions contemplated by this Agreement and the consideration to be received by the Company's stockholders in the Merger is fair to the Company's stockholders, including from a financial point of view.

            3.31 VOTING REQUIREMENTS

            The affirmative vote of a majority of the outstanding shares of Company Common Stock as required under Delaware law and is the only vote or consent of the holders of any class or series of equity securities of the Company necessary to adopt this Agreement and approve the Merger and the other transactions contemplated by this Agreement.

            3.32 EMPLOYEE STOCK PURCHASE PLAN

            The Company's 2001 Employee Stock Purchase Plan has been terminated.

            3.33 PROXY STATEMENT

            The Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, that no representation is being made by the Company hereby with respect to any information supplied by Purchaser or Merger Sub for inclusion in the Proxy Statement. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

      4. REPRESENTATIONS AND WARRANTIES OF PURCHASER AND MERGER SUB

      Purchaser and Merger Sub each represents and warrants to Seller as follows:

            4.1 ORGANIZATION AND GOOD STANDING

            Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Purchaser and Merger Sub has full corporate power and authority to conduct its business as it is now being conducted and to own or use the properties and assets that it purports to own or use in its business.

            4.2 AUTHORITY

            Each of Purchaser and Merger Sub has the right, power, authority and capacity to execute and deliver this Agreement, to consummate the Merger and to perform their respective obligations under this Agreement. This Agreement has been duly executed and delivered by Purchaser and Merger Sub and constitutes the legal, valid and binding obligation of Purchaser and Merger Sub, enforcement against each in accordance with its terms. Purchaser and Merger Sub have taken the necessary corporate action required to adopt, ratify and confirm the Plan of Merger, and will provide certified copies of all Board Minutes to the Company.

            4.3 LEGAL PROCEEDINGS

            There is no Proceeding pending against Purchaser or Merger Sub that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated hereby.

            4.4 BROKERS OR FINDERS

            Neither Purchaser nor Merger Sub nor any of their respective directors, officers or agents has incurred on their behalf any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or financial advisory services or other similar payment in connection with this Agreement.

            4.5 CONFIDENTIALITY AND NON-DISCLOSURE Purchaser and Merger Sub represent that the Confidentiality and Non-Disclosure Agreement, executed by the parties, annexed as Exhibit "B", will be binding on Purchaser, Merger Sub, and the Company for a period of one (1) year from the date that the Merger is completed or terminated.

            4.6 INTENTIONALLY DELETED

            4.7 NO TRANSACTIONS IN COMPANY STOCK

            Purchaser and Merger Sub and their respective Officers, Directors, Affiliates and/or Principal Stockholders, or their Affiliates, have not purchased or sold any shares of the Company during the course of negotiations related to this Agreement and will not undertake any transaction in the Company's stock prior to the Closing of the proposed transaction, and that all ownership in the Company by Purchaser and Merger Sub, their Officers and Directors or Affiliates will be disclosed to the Company upon execution of the Agreement.

            4.8 COMPLIANCE WITH SEC REGULATIONS

            Purchaser and Merger Sub represent that all information provided to the Company for inclusion in the Proxy filed in accordance with Section 4.33 of this Agreement will be true and accurate.

      5. COVENANTS OF THE COMPANY

      The Company hereby covenants and agrees as follows:

            5.1 NORMAL COURSE

            From the date hereof until the Closing, the Company and each of its Subsidiaries will: (a) maintain its corporate existence in good standing; (b) maintain the general character of its business; (c) use all reasonable best efforts to maintain in effect all of its presently existing insurance coverage (or substantially equivalent insurance coverage), preserve its business organization substantially intact, keep the services of its present principal employees and preserve its present business relationships with its material suppliers and clients; (d) permit Purchaser, its accountants, its legal counsel and its other representatives full access to its management, minute books and stock transfer records, other books and records, Contracts, properties and operations at all reasonable times and upon reasonable notice; and (e) in all respects conduct its business in the usual and ordinary manner consistent with past practice and perform in all material respects all Contracts with banks, clients, suppliers, employees and others.

            5.2 CONDUCT OF BUSINESS

            Without limiting the provisions of Section 5.1, from the date hereof until the Closing, unless required by applicable law neither the Company nor any of its Subsidiaries will take any action as set forth below, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld.

                  (a)   amend or otherwise modify its Organizational Documents;

                  (b) issue or sell or authorize for issuance or sale, or grant any options or make other agreements of the type referred to in Section 3.3 with respect to, any shares of its capital stock or Convertible Securities, or alter any term of any of its outstanding securities or make any change in its outstanding shares of capital stock, Convertible Securities or other ownership interests or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

                  (c) mortgage, pledge or grant any security interest in any of its assets, except security interests solely in tangible personal property granted pursuant to any purchase money agreement, conditional sales contract or capital lease under which there exists an aggregate future liability not in excess of $50,000 (which amount is not more than the purchase price for such personal property and which security interest does not extend to any other item or items of personal property);

                  (d) declare, set aside, make or pay any dividend or other distribution (in cash or stock) to any stockholder with respect to its capital stock;

                  (e) redeem, purchase or otherwise acquire, directly or indirectly, any capital stock;

                  (f) increase the bonus, salary or other compensation of any of its employees who hold management positions or any director or consultant, except for amounts accrued as of December 31, 2005 and reflected in the Interim Financial Statements and except for increases in the ordinary course of business, consistent with past practice, for employees;

                  (g) adopt or (except as otherwise required by law) amend any employee benefit plan or severance plan or enter into any collective bargaining agreement;

                  (h) except for in the ordinary course of business, amend, extend, terminate or modify any Contract, except for terminations of Contracts upon their expiration during such period in accordance with their terms;

                  (i) incur or assume any indebtedness for borrowed money or guarantee any obligation or the net worth (either directly or through a "take-or-pay" or "keepwell" agreement) of any Person in an aggregate amount in excess of $25,000, except for endorsements of negotiable instruments for collection in the ordinary course of business;

                  (j) discharge or satisfy any Encumbrance other than those which are required to be discharged or satisfied during such period in accordance with their original terms or pursuant to Section 3.28 of this Agreement;

                  (k) pay any material obligation or liability, absolute, accrued, contingent or otherwise, whether due or to become due, except for any current liabilities, and the current portion of any long term liabilities, shown on the Financial Statements (or not required as of the date thereof to be shown thereon in accordance with GAAP) or incurred since December 31, 2005 in the ordinary course of business consistent with past practice;

                  (l) sell, transfer, lease to others or otherwise dispose of any of its properties or assets having a fair market value in the aggregate in excess of $25,000, except in the ordinary course of business consistent with past practice;

                  (m)   cancel, compromise or waive any material debt or claim;

                  (n) make any loan or advance to any Person other than travel and other similar routine advances in the ordinary course of business consistent with past practice, or acquire any capital stock or other securities of any other corporation or any ownership interest in any other business enterprise;

                  (o) make any capital expenditure or capital addition or betterment in an amounts which exceed $50,000, except as contemplated in capital budgets in effect on the date of this Agreement;

                  (p) change its method of accounting or the accounting principles or practices utilized in the preparation of the Financial Statements, other than as required by GAAP;

                  (q) settle any litigation or any legal, administrative or arbitration action or proceeding before any Governmental Authority relating to it or its property;

                  (r) except in the ordinary course of business consistent with past practice, commit to provide services for an indefinite period or a period of more than twelve months;

                  (s) make any tax election inconsistent with past practice or settle or compromise any material Tax liability, except to discharge any Tax liabilities set forth in Section
                        3.6 of the Disclosure Schedule;

                  (t) enter into any arrangement with any Affiliate other than any Subsidiary of the Company;

                  (u) fail to maintain with financially responsible insurance companies insurance in at least such amounts and against at least such risks and losses as are consistent with past practice;

                  (v) waive or write off or compromise any account receivable other than in the ordinary course of business consistent with past practice in excess of $25,000 individually, or $50,000 in the aggregate;

                  (w) take any action or omit to take any action which could reasonably be expected to result in a breach of any of the Company's covenants under this Agreement or cause any of the Company's representations or warranties to become inaccurate on or before the Effective Time; or

                  (x)   enter into any commitment to do any of the foregoing.

            5.3 PREPARATION OF THE PROXY STATEMENT

                  (a) As promptly as practicable following the execution of this Agreement, the Company shall prepare and the Company shall file with the SEC a proxy statement meeting the requirements of Section 14A under the Exchange Act relating to a meeting of the holders of Company Common Stock to adopt this Agreement and to approve the Merger (such proxy statement as amended or supplemented from time to time being hereafter referred to as the "PROXY STATEMENT"). The Company, acting through its Board of Directors, or the Special Committee, shall include in the Proxy Statement the recommendation of its Board of Directors, or the Special Committee, that the stockholders of the Company vote in favor of the adoption of this Agreement and the approval of the Merger.

                  (b) The Company shall use its best efforts to respond to all SEC comments with respect to the Proxy Statement and to cause the Proxy Statement to be mailed to the Company's stockholders at the earliest practicable date. The Company shall promptly notify Purchaser of the receipt of any SEC comments or any request from the SEC for amendments or supplements to the Proxy Statement and shall promptly provide Purchaser with copies of all correspondence between it and its representatives, on the one hand, and the SEC and its staff, on the other hand.

                  (c) Notwithstanding the foregoing, prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company (i) shall provide Purchaser with a reasonable opportunity to review and comment on such document or response, and (ii) shall include in such document or response all comments reasonably proposed by Purchaser.

                  (d) The Company shall ensure that the Proxy Statement does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statement made, under the circumstances under which it is made, not misleading. If at any time prior to the Effective Time any event or information should be discovered by the Company that should be set forth in an amendment or a supplement to the Proxy Statement, the Company shall promptly inform Purchaser of such discovery.

                  (e) The Company shall use its reasonable best efforts to obtain the requisite approval of the stockholders of the Company, which approval shall be in accordance with the applicable requirements of the DGCL and the Organizational Documents of the Company, to enable the Merger to be effective on the Closing Date (determined without regard to the condition to Closing in the first sentence of Section 7.8) by holding a special meeting of stockholders as promptly as practicable, but in no event later than four (4) weeks following the final review and clearance by the SEC of the Proxy Statement.

                  (f) Without limiting the generality of Section 11.1 the Company agrees that it shall bear all expenses incurred in connection with the preparation of the Proxy Statement, including all fees and expenses of agents, representatives, counsel and accountants.

                  (g) Notwithstanding the foregoing, the Company will provide a draft of the Preliminary Proxy and Definitive Proxy to Purchaser for review and comment; however, it is understood that the Company will have the responsibility of approving the disclosure contained in the Proxy Statement as filed with the SEC.

            5.4 CERTAIN FILINGS

            The Company agrees to cooperate with Purchaser with respect to all filings with regulatory authorities that are required to be made by the Company to carry out the transactions contemplated by this Agreement, including the timely filing of the Notice and FIRPTA certificate as set forth in Section 7.11, with the IRS pursuant to Treasury Regulation section 1.897-2(h)(2).

            5.5 CONSENTS AND APPROVALS

            The Company shall use its reasonable best efforts to obtain as promptly as practicable all consents, authorizations, approvals and waivers required in connection with the consummation of the transactions contemplated by this Agreement.

            5.6 BEST EFFORTS TO SATISFY CONDITIONS

            The Company shall use its reasonable best efforts to cooperate with Purchaser for purposes of satisfying the conditions set forth in Sections 7 and 8 that are within its control.

            5.7 INTERCOMPANY PAYMENTS

            All loans, payables and other amounts due to or from the Company and its Affiliates as listed in Section 5.7 of the Disclosure Schedule and as listed on Section 3.28 of the Disclosure Schedule shall be paid in full, written off or adjusted to zero balances at or prior to the Closing.

            5.8 NOTIFICATION OF CERTAIN MATTERS

            From the date hereof until the Closing, the Company shall promptly notify Purchaser of (a) the occurrence or non-occurrence of any fact or event of which the Company has knowledge which would be reasonably likely (i) to cause any representation or warranty of the Company contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Closing Date or (ii) to cause any covenant, condition or agreement of the Company in this Agreement not to be complied with or satisfied in any material respect and (b) any failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; provided, however, that no such notification shall affect the other representations or warranties of the Company, or the right of Purchaser to rely thereon, or the conditions to the obligations of Purchaser. The Company shall give prompt notice to Purchaser of any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement.

            5.9 NO SOLICITATION

            Consistent with the Board of Directors' fiduciary duty to stockholders and applicable law,

                  (a) From and after the date of this Agreement, the Company agrees that it and its Subsidiaries and their respective officers, directors and employees will not, and will direct its Affiliates, agents, accountants, consultants, financial advisors, attorneys and other representatives or those of any of its Subsidiaries to not, directly or indirectly, (i) solicit, initiate, facilitate or encourage any invitation or submission of any inquiries, proposals or offers or any other efforts or attempts that constitute, or may reasonably be expected to lead to, any Acquisition Proposal (as defined below) from any person, (ii) participate or engage in any discussions or negotiations concerning, or furnish to any person nonpublic information or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries, with respect to, any Acquisition Proposal, (iii) withdraw, modify or amend in a manner adverse to Purchaser the Company's Special Committee and Board of Directors recommendations described in Section 3.3,(iv) approve, endorse or recommend any Acquisition Proposal, (v) grant any waiver or release under any standstill or similar agreement with respect to any class of securities of the Company, or (vi) enter into any agreement in principle, arrangement, understanding or contract relating to an Acquisition Proposal, except in the case of clauses (ii) through (vi), as set forth in and subject to Section 5.9(c) and Section 5.9(d).

                  (b) The Company shall notify Purchaser promptly (and in any event within 24 hours) upon receipt by the Company or any of its advisors or representatives of any Acquisition Proposal, any indication that any Person is considering making an Acquisition Proposal, any request for information relating to the Company or any of its Subsidiaries by any person that may be considering making, or has made, an Acquisition Proposal, or any inquiry or request for discussions or negotiations regarding any Acquisition Proposal. The Company shall provide to Purchaser promptly (and in any event within 24 hours), orally and in writing, the identity of such person, the material terms and conditions of such Acquisition Proposal, request or inquiry and a copy of such Acquisition Proposal, request or inquiry, if written. The Company shall inform Purchaser promptly (and in any event within 24 hours) of any changes in the material terms or conditions to any Acquisition Proposal received, and the Company shall keep Purchaser reasonably informed on a prompt basis of the status of any such Acquisition Proposal, request or inquiry.

                  (c) Notwithstanding anything to the contrary contained in this Section 5.9, in the event that, prior to the approval of this Agreement and the Merger by the stockholders of the Company as provided herein, the Company receives an unsolicited, bona fide, written Acquisition Proposal with respect to itself from a third party (under circumstances in which the Company has complied with its obligations under this Section 5.9) that its Board of Directors has in good faith concluded (following the receipt of the advice of its outside legal counsel and its financial advisor) is, or is reasonably likely to result in, a Superior Proposal, it may then take the following actions, provided, that prior to taking any such action, the Company's Board of Directors, determines in good faith that the failure to take such action would be a violation of its fiduciary obligations to the Company's stockholders under applicable law: (i) furnish nonpublic information to the third party making such Acquisition Proposal, provided that (A) at least 24 hours prior to furnishing any such nonpublic information to such party, it gives Purchaser written notice of its intention to furnish such nonpublic information, (B) it receives from the third party an executed confidentiality agreement containing customary limitations on the use and disclosure of all nonpublic information furnished to such third party on its behalf, the terms of which are at least as restrictive as the terms contained in any confidentiality agreement between Purchaser and the Company (and containing additional provisions that expressly permit the Company to comply with the provisions of this Section 5.9) and (C) contemporaneously with furnishing any nonpublic information to such third party, it furnishes such nonpublic information to Purchaser (to the extent such nonpublic information has not been previously so furnished); (ii) engage in negotiations with the third party with respect to the Acquisition Proposal, provided that at least 24 hours prior to entering into negotiations with such third party, it gives Purchaser written notice of its intention to enter into negotiations with such third party; and (iii) grant a waiver or release with respect to the third party making the Acquisition Proposal under a standstill or similar agreement to allow the third party making such Acquisition Proposal to engage in negotiations with the Company with respect to such proposal (but not allow such third party to acquire any class of securities of the Company).

                  (d) Notwithstanding anything in this Agreement to the contrary, the Company's Board of Directors shall be permitted, at any time prior to approval of this Agreement and the Merger by the stockholders of the Company, in response to an unsolicited, bona fide, written Acquisition Proposal, to approve or recommend, or propose to approve or recommend, any such Acquisition Proposal and, in connection therewith, to withdraw, modify or change in a manner adverse to Purchaser the Recommendations, but only if:

                        (i) the Board of Directors of the Company concludes in good faith after consultation with its financial advisors that such Acquisition Proposal constitutes a Superior Proposal, and following the receipt of advice of its outside legal counsel, determines in good faith that the failure to take such action would be a violation of its fiduciary obligations to the Company's stockholders under applicable law,

                        (ii) the Company has delivered to Purchaser a written notice (a "NOTICE OF SUPERIOR PROPOSAL") that advises Purchaser that the Company has received a Superior Proposal, summarizes the material terms and conditions of such Superior Proposal and attaches a complete copy of such Superior Proposal, and identifies the person making such Superior Proposal (it being agreed and understood that any subsequent amendments or modifications to such Superior Proposal shall again be subject to the provisions of this subparagraph), and

                        (iii) either (x) on or before the expiration of the
                              three business day period or such shorter period as reasonably determined by the Board, following the delivery to Purchaser of any Notice of Superior Proposal, Purchaser does not make a written offer (a "MATCHING BID") in response to such Superior Proposal, or (y) following receipt of a Matching Bid within the three business day period following delivery to Purchaser of any Notice of Superior Proposal, the Board of Directors of the Company determines in good faith, after consultation with its financial advisors and outside legal counsel, after taking into consideration the Matching Bid, that the Superior Proposal to which the Notice of Superior Proposal relates continues to be a Superior Proposal.

Any action pursuant to this Section 5.9(d) shall not constitute a breach of the Company's representations, warranties, covenants or agreements contained in this Agreement.

                  (e) Nothing contained in this Agreement shall prohibit the Company or its Board of Directors from taking and disclosing to its stockholders a position with respect to a tender or exchange offer by a third party pursuant to Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act to the extent required by applicable law.

                  (f) The Company shall immediately cease and cause to be terminated any existing solicitation, initiation, encouragement, activity, discussion or negotiation with any parties conducted heretofore by the Company or any of its representatives with respect to any Acquisition Proposal. The Company shall promptly request that each person who has received confidential information about the Company in connection with that person's consideration of an Acquisition Proposal return or destroy all such information.

                  (g) For purposes of this Agreement, the following terms shall have the following meanings: (i) "ACQUISITION PROPOSAL" shall mean any inquiry, offer or proposal relating to any transaction or series of related transactions involving: (A) any purchase from the Company or acquisition by any person, entity or "GROUP" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) of more than a five percent (5%) interest in the total outstanding voting securities of the Company or any tender offer or exchange offer that if consummated would result in any person, entity or Group beneficially owning five percent

                        (5%) or more of the total outstanding voting securities of the Company or any merger, consolidation, business combination or similar transaction involving the Company, (B) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of more than twenty percent (20%) of the assets of the Company and its Subsidiaries, taken as a whole, or (C) any liquidation or dissolution of the Company or any of its Subsidiaries; and (ii) "SUPERIOR PROPOSAL" shall mean a written Acquisition Proposal for more than ten percent (10%) of the equity interest in, or more than ten percent (10%) of the consolidated assets of, the Company and its Subsidiaries, that the Board of Directors of the Company has in good faith concluded (following the receipt of advice of its outside legal counsel and its financial adviser), taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal and the person, entity or Group making the proposal, to be more favorable, from a financial point of view, to the Company's stockholders (in their capacities as stockholders) than the terms of the Merger and is reasonably capable of being consummated. In the event of the acceptance of a superior proposal by the Company, it is understood and agreed that there will be no liability to the Company, Purchaser or Merger Sub for any costs, expenses or damages under the written agreement except as otherwise set forth in Section 9.3.

            5.10 TERMINATION OF STOCK OPTIONS

            The Company shall use its best efforts to send to each holder of Options a written agreement substantially in the form attached hereto as Exhibit
5.10 (the "OPTION CANCELLATION AGREEMENT").

      6. COVENANTS OF PURCHASER AND MERGER SUB

            Each of Purchaser and Merger Sub, jointly and severally, hereby covenants and agrees as follows:

            6.1 CERTAIN FILINGS

            Purchaser and Merger Sub agree to make or cause to be made all filings with regulatory authorities that are required to be made by Purchaser and Merger Sub or their respective Affiliates to carry out the transactions contemplated by this Agreement.

            6.2 BEST EFFORTS TO SATISFY CONDITIONS

            Each of Purchaser and Merger Sub agrees to use its reasonable best efforts to satisfy the conditions set forth in Sections 7 and 8 that are within their control.

            6.3 NOTIFICATION OF CERTAIN MATTERS

            From the date hereof until the Closing, Purchaser and Merger Sub shall promptly notify the Company of (a) the occurrence or non-occurrence of any fact or event of which Purchaser or Merger Sub has knowledge which would be reasonably likely (i) to cause any representation or warranty of Purchaser or Merger Sub contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Closing Date or (ii) to cause any covenant, condition or agreement of Purchaser or Merger Sub in this Agreement not to be complied with or satisfied in any material respect and (b) any failure of Purchaser or Merger Sub to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; provided, however, that no such notification shall affect the representations or warranties of Purchaser or Merger Sub, or the right of the Company to rely thereon, or the conditions to the obligations of the Company. Purchaser and Merger Sub shall give prompt notice to the Company of any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement.

            6.4 CERTIFICATIONS

            Purchaser and Merger Sub will provide favorable certificates dated the Closing Date signed by their President and Chief Executive Officer as to covenants and representations of Purchaser and Merger Sub as provided for in the written agreement.

            6.5 ASSIGNMENT AND ASSUMPTION OF AGREEMENTS

            Purchaser agrees that any contract or agreement that the Company may be a party to that is unable to be assigned will be assumed by Merger Sub and Purchaser.

      7. CONDITIONS TO OBLIGATIONS OF PURCHASER AND MERGER SUB

            The obligations of Purchaser and Merger Sub under this Agreement to consummate the Merger shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any of which may be waived by Purchaser in its sole discretion subject to applicable law:

            7.1 REPRESENTATIONS AND WARRANTIES

            The representations and warranties of the Company and its Subsidiaries contained in this Agreement or in the Disclosure Schedule or any certificate delivered pursuant hereto which are not qualified as to materiality shall be complete and correct as of the date when made, shall be deemed repeated at and as of the Closing Date as if made on the Closing Date and, shall then be complete and correct in all material respects. The representations and warranties of the Company and its Subsidiaries contained in this Agreement or in the Disclosure Schedule or any certificate delivered pursuant hereto which are qualified as to materiality shall be complete and correct as of the date when made, shall be deemed repeated at and as of the Closing Date as if made on the Closing Date and shall then be complete and correct in all respects.

            7.2 PERFORMANCE OF COVENANTS

            The Company shall have performed and complied in all material respects with each covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

            7.3 LACK OF ADVERSE CHANGE

            There shall not have occurred any event or circumstance which, individually or in the aggregate, has had or may result in a Material Adverse Effect, including the loss of significant business from any of clients of the Company or any of its Subsidiaries or the loss of any significant clients of the Company or any of its Subsidiaries.

            7.4 UPDATE CERTIFICATE

            Purchaser and Merger Sub shall have received favorable certificates otherwise known as a Bringdown Certificate, dated the Closing Date, signed by the president and chief executive officer of the Company as to the matters set forth in Sections 7.1, 7.2, 7.3 and the Disclosure Schedules.

            7.5 NO PROCEEDING

            No order of any Governmental Authority shall be in effect that restrains or prohibits any transaction contemplated hereby or that would limit or affect Purchaser's ownership or operation of the business of the Company; no Proceeding by any Governmental Authority or any other Person shall be pending or threatened against Purchaser, Merger Sub or the Company that challenges the validity or legality, or that seeks to restrain the consummation, of the transactions contemplated hereby or that seeks to limit or otherwise affect Purchaser, Merger Sub or the Company's right to own or operate the business of the Company; and no written advice shall have been received by Purchaser, Merger Sub or the Company or by any of their respective counsel from any Governmental Authority, and remain in effect, stating that a Proceeding will, if the Merger is consummated or sought to be consummated, be filed seeking to invalidate or restrain the Merger or limit or otherwise affect Purchaser's ownership or operation of the business of the Company.

            7.6 APPROVALS AND CONSENTS

            All consents, waivers, approvals, authorizations or orders required to be obtained, and all filings required to be made, by the Company for the authorization, execution and delivery of this Agreement, the consummation by it of the transactions contemplated hereby and the continuation in full force and effect of any and all rights, documents, agreements or instruments of the Company shall have been obtained and made by the Company.

            7.7 INTENTIONALLY DELTED

            7.8 STOCKHOLDER APPROVAL; DISSENTERS

            This Agreement shall have been duly adopted at or prior to the Effective Time by the requisite vote of a majority of the holders of Company Common Stock entitled to vote thereon. Notwithstanding the foregoing Holders of not more than ten percent (10%) of the issued and outstanding Company Common Stock shall have exercised appraisal rights with respect to the Merger

            7.9 RESIGNATIONS

            Purchaser and Merger Sub shall have received form the Company the resignations of all officers and directors of the Company and its Subsidiaries from their positions with the Company and its Subsidiaries.

            7.10 EFFECTIVENESS OF AGREEMENTS

            The Non-Compete Agreement, dated as of the date hereof, by and between Purchaser and Philip Luizzo and the Employment Agreement, dated as of the date hereof, by and between Purchaser and Philip Luizzo shall each be in full force and effect.

            7.11 FIRPTA CERTIFICATE

            Purchaser shall have received from the Company an executed copy of a certification and notice, meeting the requirements of Sections 897 and 1445 of the Code and the treasury regulations promulgated thereunder, substantially in the form attached hereto as Exhibit 7.11,dated as of the Closing Date, that the Company has not been a United States real property holding corporation at any time during the five year period prior to the Closing Date, and the stock of the Company is not a United States real property interest.

            7.12 PROVIDING COLD COMFORT LETTER

            The Company shall have delivered a comfort letter from its accounting firm as to any change that may a Material Adverse Effect to the Company's Financial Statements.

            7.13 INTENTIONALLY DELETED

            7.14 TERMINATION OF EMPLOYMENT AGREEMENTS

            Effective as of the Closing Date, that certain Employment Agreement, dated as of December 1, 2003, by and between the Company and Philip Luizzo, shall each have been terminated at no cost or expense to the Company, and the Company shall have no further obligation or liability under either such agreement. Purchaser shall have been furnished evidence of each such termination.

            7.15 TERMINATION OF STOCK OPTIONS

            The Company shall have satisfied in full its obligations under
Section 5.10, and Purchaser shall have been furnished evidence of such satisfaction.

            7.16 DISCHARGE OF INDEBTEDNESS

            The Company shall have satisfied in full its obligations under
Section 5.7 and Section 3.28 and Purchaser shall have been furnished evidence of such satisfaction.

      8. CONDITIONS TO OBLIGATIONS OF THE COMPANY

            The obligations of the Company under this Agreement to consummate the Merger shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions, any of which may be waived by the Company in its sole discretion:

            8.1 REPRESENTATIONS AND WARRANTIES

            The representations and warranties of Purchaser and Merger Sub contained in this Agreement or in the Disclosure Schedule or any certificate delivered pursuant hereto which are not qualified as to materiality shall be complete and correct as of the date when made, shall be deemed repeated at and as of the Closing Date as if made on the Closing Date and shall then be complete and correct in all material respects. The representations and warranties of Purchaser and Merger Sub contained in this Agreement or in the Disclosure Schedule or any certificate delivered pursuant hereto which are qualified as to materiality shall be complete and correct as of the date when made, shall be deemed repeated at and as of the Closing Date as if made on the Closing Date and shall then be complete and correct in all respects.

            8.2 PERFORMANCE OF COVENANTS

            Purchaser and Merger Sub shall have performed and complied in all material respects with each covenant, agreement and condition required by this Agreement to be performed or complied with by them prior to or on the Closing Date.

            8.3 UPDATE CERTIFICATE

            The Company shall have received favorable certificates, dated the Closing Date, signed by an officer of each of Purchaser and Merger Sub as to the matters set forth in Sections 8.1 and 8.2.

            8.4 NO PROCEEDING

            No order of any Governmental Authority shall be in effect that restrains or prohibits the Merger; and no written advice shall have been received by Purchaser, Merger Sub or the Company or by any of their respective counsel from any Governmental Authority, and remain in effect, stating that a Proceeding will, if the Merger is consummated or sought to be consummated, be filed seeking to invalidate or restrain the Merger.

      9. TERMINATION

            9.1 TERMINATION OF AGREEMENT

            This Agreement may be terminated:

                  (a) At any any time prior to the Effective Time, by mutual consent of Purchaser and the Company, without any liability on the part of the Company or Purchaser.

                  (b) By Purchaser or Merger Sub or the Company if the Effective Time shall not have occurred by June 30, 2006, unless such failure shall be due to a material breach of any representation or warranty, or the nonfulfillment in a material respect, and failure to cure such nonfulfillment within ten (10) Business Days following receipt by such party of notice of such breach or nonfulfillment, of any covenants or agreement contained herein on the part of the party or parties seeking to terminate this Agreement.

                  (c) By Purchaser alone, by means of a written notice to the Company, if there has been a material misrepresentation by the Company, or a material breach on the part of the Company of any of its warranties, covenants or agreements set forth herein, or a material failure on the part of the Company to comply with any of its other obligations hereunder. By the Company alone, by means of a written notice to Purchaser if there has been a material misrepresentation by Purchaser or Merger Sub, or a material breach on the part of Purchaser or Merger Sub of any of their warranties, covenants or agreements set forth herein, or a material failure on the part of Purchaser or Merger Sub to comply with any of their other obligations hereunder. No such termination shall relieve any party of the consequences of any such misrepresentation, breach or failure.

                  (d) By either Purchaser or the Company if a Governmental Authority shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in any case, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger.

                  (e) By either Purchaser or the Company if the requisite vote of the stockholders of the Company as set forth in
                        Section 7.8, in favor of the Merger shall not have been obtained; provided, that, the right to terminate this Agreement under this Section 9.1(e) shall not be available to the Company where the failure to obtain such stockholder approval shall have been caused by the action or failure to act of the Company and such action or failure to act constitutes a material breach by the Company of this Agreement.

                  (f) By the Company if it accepts a Superior Proposal; provided, that, simultaneously with such termination the Company complies with Section 9.3(a).

                  (g) By Purchaser if the Board of Directors, or the Special Committee, of the Company shall have withdrawn or modified its approval or recommendation of the Merger or the adoption of this Agreement; provided, that, simultaneously with such termination the Company complies with Section 9.3(b).

                  (h) By Purchaser if it elects in its sole discretion to exercise termination and the Purchaser complies with
                        Section 9.3(b)

            9.2 EFFECT OF TERMINATION

            In the event of termination of this Agreement as provided in Section 9.1, this Agreement shall forthwith become void, the Merger shall be abandoned and there shall be no liability or obligation on the part of Purchaser, Merger Sub or the Company or their respective officers, directors, stockholders or Affiliates, except as otherwise set forth in Section 9.3 and except to the extent that such termination results from the breach by a party hereto of any of its representations, warranties, covenants or agreements set forth in this Agreement or in the Disclosure Schedule (in which case the non-breaching party may seek any and all remedies available to it under applicable law); provided, that, the provision of Sections 9.3,11.1, 11.2, 11.3, 11.4, and 11.5and this
Section 9.2 shall remain in full force and effect and survive any termination of this Agreement.

            9.3 TERMINATION FEES

                  (a) The Company shall pay Purchaser a termination fee of $900,000.00 ("TERMINATION FEE") in immediately available funds simultaneously with the termination of this Agreement pursuant only to Section 9.1(f).

                  (b) The Company or Purchaser (as the case may be) shall pay the other party's out-of-pocket expenses incurred in connection with this Agreement (and the transactions contemplated hereby), including the fees and expenses of financial advisors, accountants and legal counsel and printing and filing and mailing fees and expenses (collectively, "TERMINATION EXPENSES") in immediately available funds within five (5) Business Days following termination of this agreement by Section 9.1(f), (g) or
                        (h). Notwithstanding the foregoing, in no event shall Termination Expenses payable by Company or Purchaser to the other party (as the case may be) pursuant to this
                        Section 9.3(b) be in an amount exceeding $100,000.00.

                  (c)   The provisions of this Section 9.3 are exclusive.

      10. INDEMNIFICATION

            10.1 RIGHT TO INDEMNIFICATION BY COMPANY

            The Bylaws and Certificate of Incorporation of the Surviving Corporation shall contain the same provisions with respect to indemnification of present and former directors and officers of the Company as those set forth in the Company's Bylaws and Certificate of Incorporation on the date of this Agreement, which provisions shall not be amended, repealed or otherwise modified for a period of three (3) years from the Effective Time in any manner that would adversely affect the rights thereunder as of the Effective Time of individuals who at the Effective Time are present or former directors or officers of the Company, unless such modification is required after the Effective Time by applicable law.

            10.2 INTENTIONALLY DELETED

            10.3 INSURANCE

            For a period of three (3) years after the Effective Time, Purchaser and the Surviving Corporation shall cause to be maintained in effect directors and officers liability insurance covering those persons who are on the date hereof covered by directors and officers liability insurance policies maintained by the Company on terms substantially similar to those applicable under such current policies with respect to claims arising from and related to facts or events which occurred at or before the Effective Time; provided, however, that in no event will Purchaser or the Surviving Corporation be required to expend in excess of 100% of the annual premiums currently paid by the Company and its Subsidiaries for such insurance. Notwithstanding the foregoing, Purchaser may substitute therefore policies of substantially the same coverage containing terms and conditions which are no less advantageous, in any material respect, to the Indemnified Parties. Additionally, errors and omission and Liability Insurance will be maintained by Purchaser in favor of the Company for the period of the Statute of Limitations that claims can be made against the Company as a result of the operation of its business.

            10.4 SUCCESSORS

            In the event Purchaser, the Surviving Corporation or any successor to Purchaser or the Surviving Corporation (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties or assets to any Person, then, and in each case, proper provision shall be made so that the successors of the Purchaser or the Surviving Corporation honor the obligations of the Purchaser and the Surviving Corporation set forth in this Section 11.

            10.5 SURVIVAL

            The provisions of this Section 10 shall survive the consummation of the Merger and expressly are intended to benefit each director and officer of the Company contemplated by this Section 10.

      11. GENERAL PROVISIONS

            11.1 EXPENSES

            Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution and performance of this Agreement, including all fees and expenses of agents, representatives, counsel and accountants.

            11.2 PUBLIC ANNOUNCEMENTS

            Any public announcement or similar publicity with respect to this Agreement, the Closing or the transactions contemplated hereby will be issued at such time and in such manner as Purchaser and the Company agree in writing and shall be made in accordance with Regulation FD promulgated by the SEC. The Company and Purchaser will in good faith consult with each other concerning the means by which the Company's employees, clients and suppliers and others having dealings with the Company will be informed of this Agreement, the Closing and the transactions contemplated hereby, and representatives of Purchaser may at its option be present for any such communication.

            11.3 NOTICES

            All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by fax (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and fax numbers set forth below (or to such other address, person's attention or fax number as a party may designate by notice to the other parties given in accordance with this Section 12.3):

            (a)   If to Purchaser or Merger Sub:

                  First Advantage Corporation
                  One Progress Plaza, Ste 2400
                  St. Petersburg, FL 33701

                  Attention: Julie Waters, General Counsel

            If to the Company:

                  Accufacts Pre-Employment Screening, Inc.
                  2180 State Road
                  Route 434 West Suite 4150
                  Longwood, Fla 32779
                  Attention: President

            With a copy to:

                  Baratta & Goldstein
                  597 Fifth Avenue
                  New York, NY  10017

            11.4 JURISDICTION; SERVICE OF PROCESS

            Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Delaware, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Service of process or any other papers in any such action or procedure may be made by registered or certified mail, return receipt requested, pursuant to the provisions of Section 12.3.

            11.5 FURTHER ASSURANCES

            The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

            11.6 WAIVER

            Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege.

            11.7 ENTIRE AGREEMENT AND MODIFICATION

            This Agreement supersedes all prior agreements between the parties with respect to its subject matter (including any correspondence, written and oral among Purchaser, Merger Sub and the Company and constitutes (along with the documents referred to in this Agreement) the entire agreement among the parties with respect to its subject matter. This Agreement may not be amended, nor may any provision hereof or default hereunder be waived, except by a written agreement executed by the party to be charged with the amendment or waiver.

            11.8 ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS

            No party may assign any of its rights under this Agreement without the prior written consent of the other parties except that Purchaser may assign any of its rights, but not its obligations, under this Agreement to any direct wholly owned Subsidiary of Purchaser. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement and the Persons contemplated by Article 11 any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

            11.9 SEVERABILITY

            If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part will remain in full force and effect to the extent not held invalid or unenforceable.

            11.10 SECTION HEADINGS, CONSTRUCTION

            The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. In this Agreement (i) words denoting the singular include the plural and vice versa,
(ii) "it" or "its" or words denoting any gender include all genders, (iii) the word "including" shall mean "including without limitation," whether or not expressed, (iv) any reference to a law shall mean the statute and any rules and regulations thereunder in force as of the date of this Agreement or the Closing Date, as applicable, unless otherwise expressly provided, (v) any reference herein to a Section, Article, Schedule or Exhibit refers to a Section or Article of or a Schedule or Exhibit to this Agreement, unless otherwise stated, and (vi) when calculating the period of time within or following which any act is to be done or steps taken, the date which is the reference day in calculating such period shall be excluded and if the last day of such period is not a Business Day, then the period shall end on the next day which is a Business Day. Each party acknowledges that it has been advised and represented by counsel in the negotiation, execution and delivery of this Agreement and accordingly agrees that if an ambiguity exists with respect to any provision of this Agreement, such provision shall not be construed against any party because such party or its representatives drafted such provision.

            11.11 GOVERNING LAW

            This Agreement will be governed by the internal laws of the State of Florida without regard to principles of conflict of laws, except to the extent the DGCL governs the provisions hereof relating to the Merger.

            11.12 COUNTERPARTS

            This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

            {SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                              FIRST ADVANTAGE CORPORATION


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              ACCUFACTS ACQUISITION, LLC


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                              ACCUFACTS PRE-EMPLOYMENT SCREENING, INC.


                              By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                                                      APPENDIX B

                        [LETTERHEAD, PCE VALUATIONS, LLC]

                                February 14, 2006

Mr. John Svedese
The Board of Directors
Accufacts Pre-Employment Screening, Inc.
2180 SR 434 West, Suite 4150
Longwood, FL 32779

Dear Members of the Board:

You have requested our opinion as to the fairness from a financial point of view, to the holders of the common stock, par value $0.01 per share (the "Accufacts Common Stock"), of Accufacts Pre-Employment Screening, Inc. ("Accufacts") of the consideration to be received by such holders pursuant to the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of February 13, 2006 (the "Merger Agreement"), by and among Accufacts, First Advantage Corporation ("FADV") and Accufacts Acquisition Corp. (the "Merger Sub"). As more fully described in the Merger Agreement (i) Merger Sub will merge with and into Accufacts, and Accufacts will become a wholly-owned subsidiary of FADV (the "Merger"), and (ii) each holder of the outstanding shares of Accufacts Common Stock will receive an amount in cash equal to $0.75 per share (the "Purchase Price"). No shareholder will receive any consideration for shares of Accufacts Common Stock other than the cash payment described in the Merger Agreement. In addition to the foregoing, Mr. Philip Luizzo a shareholder in Accufacts and the Chairman, Chief Executive Officer and President of Accufacts will receive a change of control payment of $1,100,000 pursuant to the terms of his employment agreement with Accufacts.

In arriving at our opinion, we reviewed the Merger Agreement and held discussions with certain senior officers and directors of Accufacts, concerning the business, operations, and prospects of Accufacts. We examined certain publicly available business and financial information including but not limited to all periodic reports filed with the Securities and Exchange Commission related to Accufacts as well as certain financial forecasts and other information and data which were provided to or otherwise discussed with us by the management of Accufacts. We reviewed the financial terms of the Merger as set forth in the Merger Agreement in relation to, among other things: current and historical market prices and trading volumes of Accufacts Common Stock (the contemplated price represents a premium of 53% over the average per share trading price for shares of Accufacts Common Stock between August 2005 and February 2006, and a premium of 74.42% over the closing price of $0.43 per

The Board of Directors                                                    Page 2
Accufacts Pre-Employment Screening, Inc.
February 14, 2006


share, as of February 13, 2006); the historical and projected earnings and other operating data of Accufacts; and the capitalization and financial condition of Accufacts. We considered, to the extent publicly available, the financial terms of certain other similar transactions recently effected that we considered relevant in evaluating the proposed Merger, and analyzed certain financial, stock market, and other publicly available information relating to the businesses of other companies whose operations we considered relevant in evaluating those of Accufacts. In addition to the foregoing, we conducted such other analyses and examinations and considered such other financial, economic, and market criteria as we deemed appropriate in arriving at our opinion.

In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or furnished to or otherwise reviewed by or discussed with us. With respect to financial forecasts and other information and data provided to or otherwise reviewed by or discussed with us, we have been advised by management of Accufacts that such forecasts and other information and data were reasonable as to the future financial performance of Accufacts.

We have reviewed the Merger Agreement, with your consent, and are expressing only our opinion of the fairness from a financial point of view to the holders of the Accufacts Common Stock of the price to be paid in the Merger for such shares. In evaluating the assets of Accufacts we have not made any physical inspection of the property or assets of Accufacts nor been provided with an independent evaluation of those assets.

The opinion expressed herein is provided for the information of the Board of Directors of Accufacts in its evaluation of the proposed Merger, and our opinion is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote on the proposed Merger. This opinion may be included in its entirety in any proxy statement to be distributed to the holders of Accufacts Common Stock in connection with the Merger.

Based upon and subject to the foregoing, our experience as business appraisers, our work as described above, and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the Purchase Price is fair, from a financial point of view, to the holders of Accufacts Common Stock.

Very truly yours,


/s/ Robert H. Buchanan

PCE Valuations, LLC

                                                                      APPENDIX C

                           APPRAISAL RIGHTS PROVISIONS
                   UNDER THE DELAWARE GENERAL CORPORATION LAW

                        DELAWARE GENERAL CORPORATION LAW
                                   SECTION 262

      SECTION 262 APPRAISAL RIGHTS.--(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to (S) 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

      (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to (S) 251 (other than a merger effected pursuant to (S)251(g) of this title), (S) 252, (S) 254, (S) 257, (S) 258, (S) 263 or (S) 264 of this title:

            (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of (S) 251 of this title.

            (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to (S)(S) 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                  a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

                  b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                  c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

                  d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

            (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under (S) 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

      (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

      (d) Appraisal rights shall be perfected as follows:

            (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

            (2) If the merger or consolidation was approved pursuant to (S) 228 or (S) 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitle to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identify of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

      (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

      (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so, ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by one or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

      (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

      (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

      (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

      (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

      (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                    Accufacts Pre-Employment Screening, Inc.


                                 April 24, 2006

Dear Stockholder,

         You are cordially invited to attend the Accufacts Pre-Employment Screening Special Meeting of Stockholders on Wednesday, May 31, 2006. The meeting will begin promptly at 11:00a.m. local time at the offices of the Company located at 2180 State Road 434, Longwood, Florida.

      The official Notice of Special Meeting of Stockholders and Proxy Statement, form of proxy are included with this letter. The matter listed in the Notice of Special Meeting of Stockholders is described in detail in the Proxy Statement.

      Your vote is important. Whether or not you plan to attend the special meeting, I urge you to complete, sign and date the enclosed proxy card and return it in the accompanying envelope as soon as possible so that your stock may be represented at the meeting.

                                                      Sincerely,
                                                      /s/ PHILIP LUIZZO
                                                      -----------------
                                                      Philip Luizzo
                                                      CHAIRMAN OF THE BOARD

   Accufacts Pre-Employment Screening, Inc.| 2180 State Road 434,
              West- Suite 4150 | Longwood, FL 32779 | 407-682-5051

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
--------------------------------------------------------------------------------

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                    Accufacts Pre-Employment Screening, Inc.

      The undersigned appoints John Svedese and Anthony Luizzo each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Accufacts Pre-Employment Screening, Inc. held of record by the undersigned at the close of business on April 21, 2006 at the Special Meeting of Shareholders of Accufacts Pre-Employment Screening, Inc. to be held on May 31, 2006 or at any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)

                            LEFT BLANK INTENTIONALLY




                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
--------------------------------------------------------------------------------
                                      PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS          Please mark
INDICATED, WILL BE VOTED "FOR" THE PROPOSAL. THIS PROXY IS            your votes
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.                        like this:
                                                                         |X|

                                   FOR    AGAINST    ABSTAIN

1. To adopt the Agreement and      |_|      |_|        |_|
   Plan of Merger dated
   February 16, 2006 and all
   transactions contemplated
   by the Agreement and Plan
   of Merger among Accufacts
   Pre-Employment Screening
   Inc., First Advantage
   Corporation and Accufacts
   Acquisition, LLC, whereby
   Accufacts Pre-Employment
   Screening will become a
   wholly owned subsidiary
   of First Advantage and
   each share of Accufacts
   Pre-Employment Screening
   common stock will be
   cancelled and each holder
   of the outstanding shares
   of Accufacts
   Pre-Employment Screening
   common stock will
   receive, in cash, $0.75
   per share.

------------------------------------------
|                                        |
|                                        |
|                             |          |
------------------------------------------

                                                         COMPANY ID:
                                                         PROXY NUMBER:
                                                         ACCOUNT NUMBER:

SIGNATURE_______________________ SIGNATURE_______________________ DATE__________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer, If a partnership, please sign in partnership name by authorized person.